UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934

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BARNES GROUP INC.

(Name of Registrant as Specified In Its Charter)

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2016 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT MAY 6, 2016 — BRISTOL, CONNECTICUT

123 Main Street

Bristol, Connecticut 06010

March 22, 2016

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 6, 2016

You are invited to attend Barnes Group Inc.‘s 2016 Annual Meeting of Stockholders on Friday, May 6, 2016 at the DoubleTree By Hilton, 42 Century Drive, Bristol, CT 06010, at 11: 00 a.m., Eastern Daylight Time. Proposals to be considered at the Annual Meeting include:

1.	Election of directors;

2.	Advisory vote to approve the Company’s executive compensation;

3.	Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2016;

4.	Approve the Company’s Performance Based Bonus Plan for Selected Executive Officers;

5.	Amend the Company’s Bylaws to replace plurality voting with majority voting in uncontested director elections;

6.	Shareholder proposal as described in this proxy statement, if properly presented at the meeting; and

7.	Transact any other business that may properly come before the meeting.

Stockholders of record at the close of business on March 9, 2016 (Record Date) may vote at the meeting. The

Board of Directors recommends a vote FOR Proposals 1 through 5, inclusive, and AGAINST Proposal 6.

Your vote is important. Whether or not you plan to attend the meeting, we encourage you to vote as promptly as possible. Stockholders of record on the Record Date are entitled to vote at the meeting or in the following ways:

Thomas O. Barnes

Chairman of the Board

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information that you should consider, and you should read the entire proxy statement carefully before voting.

BARNES GROUP INC. 2016 ANNUAL MEETING OF STOCKHOLDERS

Friday, May 6, 2016	DoubleTree By Hilton Hotel
11:00 a.m. Eastern Daylight Time	42 Century Drive
Bristol, Connecticut 06010

Voting. Stockholders as of the record date, March 9, 2016 may vote. Each share of common stock of the

Company is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.

Your vote is important. Please complete, sign, date and return your proxy or voting instruction form, or submit your vote and proxy by telephone, the Internet or by mail.

MEETING AGENDA AND VOTING RECOMMENDATIONS

Proposal		Board Vote Recommendation	Page Reference
1	Election of 10 directors	For each nominee	1
2	Advisory vote to approve the Company’s executive compensation	For	16
3	Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2016	For	62
4	Approve the Company’s Performance Based Bonus Plan for Selected Executive Officers	For	62
5	Amend the Company’s Bylaws to replace plurality voting with majority voting in uncontested director elections	For	66
6	Shareholder proposal as described in this proxy statement, if properly presented at the meeting	Against	68
	Transact other business that properly comes before the meeting

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PROXY SUMMARY

2016 DIRECTOR NOMINEES

Name and Principal Occupation	Age	Director Since	Independent	Standing Committee Memberships
Thomas O. Barnes Chairman of the Board, Barnes Group Inc.	67	1978		• None

Elijah K. Barnes Principal, Avison Young	35	N/A	X	• None
Gary G. Benanav Former CEO, New York Life International, LLC and Former Vice Chairman and Director, New York Life Insurance Company	70	1994	X	• Corporate Governance (Chair) • Compensation and Management Development

Patrick J. Dempsey President and CEO, Barnes Group Inc.	51	2013		• None
Thomas J. Hook President and CEO, Integer	53	N/A	X	• None

Francis J. Kramer President and CEO and Chairman of the Board, II-VI Incorporated	66	2012	X	• Corporate Governance • Compensation and Management Development
Mylle H. Mangum CEO, IBT Enterprises, LLC	67	2002	X	• Compensation and Management Development (Chair)

Hassell H. McClellan Former Associate Professor of Finance and Policy, Boston College’s Wallace E. Carroll School of Management	70	2010	X	• Audit
William J. Morgan Former Partner, KPMG LLP	69	2006	X	• Audit (Chair) • Corporate Governance

JoAnna L. Sohovich CEO, The Chamberlain Group, Inc.	44	2014	X	• Audit

Meeting Attendance Overall attendance by our current directors at Board and committee meetings in 2015 averaged 99%

PROXY SUMMARY

EXECUTIVE COMPENSATION HIGHLIGHTS

The following summary of specific features of our executive compensation program highlights our commitment to executive compensation practices that align the interests of our executive officers and stockholders.

What We Do		What We Don’t Do

☑	We pay-for-performance - over 80% of CEO total direct compensation at target (and on average over 60% for other NEOs) is at risk in the form of annual and long-term incentives	☒	We don’t provide any 280G gross-ups for a “golden parachute payment”

☑	We consider a relevant peer group in establishing compensation	☒	We don’t have excessive perquisites

☑	We review the complete compensation package of every NEO annually	☒	We don’t have individual employment agreements with any executive officer

☑	We have robust stock ownership requirements - 5x base salary for CEO and 3x for other NEOs	☒	We don’t allow re-pricing of underwater stock options without stockholder approval

☑	We have a clawback policy incorporated into our incentive compensation plans	☒	We don’t have a minimum payout of annual incentive or long term incentive compensation

☑	We have “double trigger” equity vesting in the event of a change in control for all NEO awards

☑	We take into account tax deductibility when structuring and awarding grants

☑	We have an independent compensation consultant that works directly with the Compensation Committee

PROXY SUMMARY

2015 EXECUTIVE COMPENSATION KEY ELEMENTS

Type	Form	Terms
Equity	• Annual grants in the form of 50% performance share awards (PSAs), 30% restricted stock units (RSUs) and 20% stock options

	• Stock options	• Time-based vesting; 18, 30, and 42 months from the grant date in equal installments
	• RSUs	• Time-based vesting; 18, 30, and 42 months from the grant date in equal installments
• PSAs

•  Performance-based vesting at the end of a 3-year cycle; based on three equally weighted measures separately evaluated based on a comparison of the Company’s performance against the performance of Russell 2000 Index companies or based on an absolute internal measure

Cash	• Salary	• Base salaries are reviewed annually, and are typically increased at periodic intervals, often at the time of a change in position or assumption of new responsibilities
	• Annual incentive compensation	• Stockholder-approved program with payouts based on accomplishing targeted financial performance measures

•  Annual incentive targets for our NEOs range from 45% to 75% of base salary at target level performance. Actual payouts may range from zero to three times target based on performance compared to our three performance measures

• For 2015 performance, actual payouts were:
• 45% of target for our CEO, CFO, and SVP, HR based on corporate results;
• 45% of target on corporate results and 24% of target on segment results for our President, Industrial segment based on a combination of our corporate and Industrial segment results; and
• 45% of target on corporate results and 0% of target on segment results for our President, Aerospace segment based on a combination of our corporate and Aerospace segment results.
Retirement

•  NEOs participate in qualified retirement programs generally available to the Company’s US employees. NEOs also participate in a non-qualified retirement program that provides benefits on base salary earnings in excess of Internal Revenue Service (IRS) limit on qualified plans. Mr. Dempsey, Mr. Stephens, Mr. Barnhart and Ms. Edwards also participate in grandfathered non-qualified executive retirement programs that have been closed to new entrants.

Change in Control and Severance

•  Severance payable and benefit continuation upon termination of employment in certain specified circumstances or upon a change in control

•  Severance ranges from a multiple of one times base salary plus pro rata bonus for certain non-change in control events, to two times base salary plus pro rata bonus and additional benefits for other change in control events

Limited Perquisites

•  Financial planning and tax preparation services, annual physicals (for amounts not otherwise covered by health insurance), and executive life insurance (with tax gross-up benefit for grandfathered participants only)

PROXY SUMMARY

GOVERNANCE HIGHLIGHTS

As part of our commitment to high ethical standards, our Board follows the following sound governance practices:

Independence	• 7 of our 9 directors are independent
• Our CEO is the only management director
• Audit, Compensation and Corporate Governance Committees are composed exclusively of independent directors
Independent Lead Director	• Lead independent director with clearly established authority and responsibility over Board governance and operations
• Selected by independent directors
• Serves as a liaison between the Chairman of the Board and the independent directors
Executive Sessions	• Regular executive sessions of Board and committees without management present
• Lead independent director presides at executive sessions of the independent directors
Board Oversight of Risk Management	• Board risk management oversight with a focus on the most significant risks facing the Company
• Committee oversight and disclosure regarding political activities
Stock Ownership Requirements	• Long-standing executive and director stock ownership requirements
• CEO required to own five times his salary
• Other executive officers required to own three times their salary
Board Practices	• Annual evaluation processes for the Board and each of the standing committees
• Directors may not stand for election after age 72
• Regular consideration of rotation of committee chairs and members
• Corporate Governance Guidelines require directors to attend director education programs and briefing sessions
• A prohibition on directors simultaneously serving on more than three public company audit committees, including that of the Company
• A prohibition on hedging of Company stock by directors and executive officers
Accountability	• Declassified Board--directors serve one-year terms
• Majority voting policy--directors who receive more “withhold” than “for” votes in uncontested elections must offer to resign
• Stockholders have right to hold special meetings
Other Best Practices	• A policy that requires Corporate Governance Committee approval before an executive officer accepts outside board membership with for-profit entities
• A compliance Alertline through which employees and other interested parties may communicate with the Board or raise concerns
• Stockholder engagement and outreach to allow for management and the Board to understand and consider issues that matter most to stockholders and enable the Company to address them effectively

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PROXY SUMMARY

2015 NEO COMPENSATION SUMMARY

Name and Principal Position	Year	Salary		Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Patrick J. Dempsey President and Chief Executive Officer	2015	$793,750	*	—	$2,539,258	$579,506	$267,840	$249,522	$95,482	$4,525,358
	2014	768,750		—	2,130,065	443,912	1,538,220	1,622,098	141,129	6,644,174
	2013	700,000		—	1,588,668	371,030	881,567	253,304	123,261	3,917,830

Christopher J. Stephens, Jr. Senior Vice President, Finance and Chief Financial Officer	2015	461,000		—	608,817	139,364	102,895	32,892	262,522	1,607,490
	2014	461,000		—	762,575	159,663	609,995	88,646	362,296	2,444,175
	2013	453,585		—	875,508	135,805	382,238	10,912	165,604	2,023,652

Scott A. Mayo	2015	425,000		—	428,650	98,789	68,799	—	44,113	1,065,351
Senior Vice President, and President, Barnes Industrial	2014	336,799		—	1,069,840	72,978	305,952	—	138,434	1,924,003

Richard R. Barnhart Senior Vice President and President, Barnes Aerospace	2015	375,000		—	408,698	93,497	33,480	102,396	67,631	1,080,702
	2014	375,000		—	426,618	89,508	386,468	207,608	45,471	1,530,673
	2013	334,750		—	419,873	—	—	32,401	30,102	817,126

Dawn N. Edwards Senior Vice President, Human Resources	2015	296,000		—	256,344	58,215	59,460	8,538	121,010	799,567
	2014	296,000		—	410,385	83,460	352,500	174,222	96,364	1,412,931
	2013	296,000		—	488,327	64,010	220,886	—	80,568	1,149,791

*	Pro rata amount taking into account Mr. Dempsey’s increase in salary from $775,000 to $800,000, effective April 1, 2015.

2017 ANNUAL MEETING

•	Deadline for stockholder proposals for inclusion in the proxy statement for the 2017 Annual Meeting of Stockholders: November 24, 2016

PROXY STATEMENT FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

MAY 6, 2016

We are sending this proxy statement and a proxy or voting instruction form in connection with Barnes Group Inc.’s solicitation of proxies on behalf of its Board of Directors (Board), for the 2016 Annual Meeting of Stockholders (2016 Annual Meeting). Availability of this proxy statement and accompanying materials is scheduled to begin on or about March 23, 2016. Please submit your vote and proxy by telephone, the internet or, if you received your materials by mail, you can also complete, sign, date and return your proxy or voting instruction form.

BARNES GROUP INC. 2016 PROXY STATEMENT

GOVERNANCE

The Company is committed to good corporate governance, which promotes the long-term interests of stockholders. Our Board and senior management devote considerable time and attention to corporate governance matters and we maintain a comprehensive set of policies and procedures to enable effective corporate governance. We regularly review best practices in corporate governance and modify our policies and procedures as warranted. We also solicit feedback from stockholders on governance and executive compensation practices.

You can access the governance materials on our website at www.BGInc.com; click on “Investor Relations” and then “Corporate Governance.” These documents will also be provided without charge to any stockholder upon written request to Manager, Stockholder Relations and Corporate Governance Services, Barnes Group Inc., 123 Main Street, Bristol, Connecticut 06010.

Governance Materials
• Certificate of Incorporation	• Corporate Governance Guidelines	• Code of Business Ethics and Conduct
• Bylaws	• Charters for our Audit, Compensation and Corporate Governance Committees	• Political Activity Policy • Corporate Social Responsibility Report

PROPOSAL 1 - ELECTION OF DIRECTORS

At the 2013 annual meeting, our stockholders approved amendments to our Amended and Restated Bylaws (Bylaws) to phase out the classification of the Board and to provide instead for the annual election of directors commencing with those directors up for election at our 2014 annual meeting. As of the 2016 Annual Meeting, the Board is fully declassified and all directors are subject to annual election.

Upon the recommendation of the Corporate Governance Committee, the Board has nominated Thomas O. Barnes, Gary G. Benanav, Patrick J. Dempsey, Francis J. Kramer, Mylle H. Mangum, Hassell H. McClellan, William J. Morgan and JoAnna L. Sohovich for re-election to the Board at the 2016 Annual Meeting. Upon the recommendation of the Corporate Governance Committee, the Board has nominated Elijah K. Barnes and Thomas J. Hook for election to the Board at the 2016 Annual Meeting to serve as the Board’s ninth and tenth directors. Mr. E. Barnes’ election to the Board would maintain two Barnes family directors on the Board following the end of Mr. William S. Bristow Jr.’s tenure as director after 38 years of service and continue a legacy of stewardship and loyalty that has been instrumental in the stability and long-term success of the Company since 1857.

The Board has determined that except for Mr. T. Barnes and Mr. Dempsey, each nominee is an independent director as discussed below under “Director Independence.” If elected, each nominee will hold office until the 2017 annual meeting unless any of them earlier dies, resigns, retires or is removed, as provided in the Bylaws.

The ten nominees are listed below with brief biographies. Each director has been associated with his or her present organization for at least the past five years unless otherwise noted. None of the organizations listed as business affiliates of the directors is a subsidiary or other affiliate of the Company.

If a nominee for director should become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board. The Board has no reason to believe the persons nominated will be unable to serve if elected.

The Board recommends a vote FOR all nominees.

BARNES GROUP INC. 2016 PROXY STATEMENT	1

GOVERNANCE

NOMINEES FOR RE-ELECTION

Age: 67 Director since: 1978 Committees: • None

THOMAS O. BARNES

Mr. Barnes is Chairman of the Board and was a non-management employee through December 31, 2014, until his retirement as an employee of the Company. From 2007 until 2012 he served as a director of New England Bank Shares, Inc. He served as a director of Valley Bank from 2005 to 2007 when it was merged into New England Bank Shares, Inc. Mr. Barnes’ qualifications to be a member of our Board include his experience in the fields of manufacturing, finance and governance with numerous organizations throughout his career, including the Company’s former distribution business. In addition, Mr. Barnes has owned and managed several businesses and has experience in the commercial lending field. He has served on the Board for over 35 years, has served as Chairman of our Board since 1995, and has served as chairman, trustee or director for over 20 non-profit organizations.

Age: 70 Director since: 1994 Committees: • Compensation and Management Development • Corporate Governance (Chair)

GARY G. BENANAV

Mr. Benanav retired in March 2005 from New York Life International, LLC where he was the Chief Executive Officer from December 1997, and the Vice Chairman and a director of New York Life Insurance Company from November 1999. He has served as a director of Express Scripts Holding Company (ESI) since January 2000, a full-service pharmacy benefit management company. Mr. Benanav’s qualifications to be a member of our Board include having served as the executive officer of two U.S. corporat ions with assets in excess of $100 billion, extensive international business experience, extensive management responsibility for U.S. and international insurance and financial services companies, experience in dealing with regulators and legislators, extensive knowledge of finance and accounting matters including complex financial statement and accounting issues across various types of businesses, and practice as a business attorney for 15 years, including serving as a legal advisor to boards of directors for over five years. In addition, Mr. Benanav received a Presidential appointment as U.S. representative to APEC Business Advisory Council (2002 to 2005).

2	BARNES GROUP INC. 2016 PROXY STATEMENT

GOVERNANCE

Age: 51 Director since: 2013 Committees: • None

PATRICK J. DEMPSEY

Mr. Dempsey was appointed the President and Chief Executive Officer of the Company in March 2013. Prior to this appointment, since February, 2012, he served as the Company’s Senior Vice President and Chief Operating Officer, and was responsible for oversight and direction of the Company’s global business segments, as well as working closely on the development and execution of the Company’s strategic plan. Mr. Dempsey joined the Company in October 2000 and has held a series of roles of increasing responsibility. He was appointed Vice President, Barnes Group Inc. and President, Barnes Aerospace in 2004, Vice President, Barnes Group Inc. and President, Barnes Distribution in October 2007, and Vice President, Barnes Group Inc. and President, Logistics and Manufacturing Services in October 2008. Mr. Dempsey’s qualifications to be a member of our Board include his extensive knowledge of the Company’s business operations and his depth of experience in the fields of business management, enterprise management systems, business development and international operations.

Age: 66 Director since: 2012 Committees: • Compensation and Management Development • Corporate Governance

FRANCIS J. KRAMER

Mr. Kramer is President and Chief Executive Officer and Chairman of the Board of Directors of II-VI Incorporated, a global leader in engineered materials and optoelectronic components. He has served as a director of II-VI Incorporated since 1989, has been President since 1985, and was Chief Operating Officer from 1985 to 2007. He is a Board Advisor on the University of Pittsburgh’s Swanson School of Engineering. Mr. Kramer’s qualifications to be a member of our Board include his current service as a chief executive officer, and extensive experience in the fields of engineering, manufacturing, domestic and international operations, business development, strategic planning and extensive knowledge both domestically and internationally with acquisitions.

BARNES GROUP INC. 2016 PROXY STATEMENT	3

GOVERNANCE

Age: 67 Director since: 2002 Committees: • Compensation and Management Development (Chair)

MYLLE H. MANGUM

Ms. Mangum has served as Chief Executive Officer of IBT Enterprises, LLC, a leading provider of branch banking solutions, since October 2003. Prior to this, she served as the Chief Executive Officer of True Marketing Services, LLC since July 2002, focusing on consolidating marketing services companies. From 1999 to 2002, she was the Chief Executive Officer of MMS Incentives, Inc., a private equity company involved in developing and implementing marketing and loyalty programs in high-tech environments. She is currently a director of PRGX Global, Inc., Haverty Furniture Companies, Inc., and Express, Inc. She also served as a director of Collective Brands Inc., and its predecessor PaylessShoeSource, Inc., from 1997 to 2012, Scientific-Atlanta, Inc. from 1993 to 2006, Respironics, Inc. from 2004 to 2008, Matria Healthcare, Inc. from 2006 to 2008, and Emageon Inc. from 2004 to 2009. Ms. Mangum’s qualifications to be a member of our Board include her current service as a chief executive officer, and extensive business and management experience including, in addition to that mentioned above, serving as an executive with General Electric, BellSouth and Holiday Inn Worldwide. She has extensive knowledge of marketing, accounting and finance, as well as compliance and internal controls.

Age: 70 Director since: 2010 Committees: • Audit

HASSELL H. MCCLELLAN

Dr. McClellan retired in 2013 as an Associate Professor of Finance and Policy at Boston College’s Wallace E. Carroll School of Management, where he served as the Associate Dean from 1996 to 2000. Dr. McClellan had been a member of the faculty of Boston College since 1984. He specializes in global competitiveness and strategic management for boards of directors and financial services, and has both an MBA and a Doctor of Business Administration degree. Dr. McClellan has served as trustee of the Virtus Variable Insurance Trust (formerly Phoenix Edge Series Fund) since 2008, as trustee of both the John Hancock Variable Insurance Trust and John Hancock Funds II since 2005, as trustee of John Hancock Funds and John Hancock Funds III since 2012, and as trustee of Virtus Mutual Funds since January 1, 2015. Dr. McClellan’s qualifications to be a member of our Board include his extensive experience and expertise in global competitiveness, strategic planning and finance. In addition to his academic achievements in these areas, he has served as a board member or trustee of more than ten non-profit and private organizations.

4	BARNES GROUP INC. 2016 PROXY STATEMENT

GOVERNANCE

Age: 69 Director since: 2006 Committees: • Audit (Chair) • Corporate Governance

WILLIAM J. MORGAN

Mr. Morgan is a retired partner of the accounting firm KPMG LLP (KPMG) where he served clients in the industrial and consumer market practices. After his retirement in 2006, and until 2010, he was a consultant to KPMG’s Leadership Development Group and Dean of KPMG’s Chairman’s 25 Leadership Development Program. He is the Audit Committee financial expert of our Board. From 2004 until 2006, Mr. Morgan was the Chairman of KPMG’s Audit Quality Council and, from 2002 until 2006, he was a member of its Independence Disciplinary Committee. He previously served as the Managing Partner of KPMG’s Stamford, Connecticut office. Mr. Morgan is currently a director of PGT, Inc. and The J.G. Wentworth Company. He previously served as a member of the Boards of Directors for KPMG and KPMG Americas. In addition to his service with KPMG and on other boards of directors, Mr. Morgan’s qualifications to be a member of our Board include his 39 year career and expertise in the accounting and auditing fields, as well as his extensive practice as a certified public accountant and experience working with global industrial companies relative to accounting, finance, auditing, controls, risk management, compliance and corporate governance.

Age: 44 Director since: 2014 Committees: • Audit

JOANNA L. SOHOVICH

Ms. Sohovich is the Chief Executive Officer of The Chamberlain Group, Inc. since February 2016. Prior to that she was the Global President, STANLEY Engineered Fastening at Stanley Black & Decker, Inc. where she led a global technology and manufactured goods business. Before being appointed to this position in 2015, she served as Global President, Industrial & Automotive Repair since 2012 and, prior to that, Industrial & Automotive Repair President - North America, Asia and Emerging Regions since 2011, both at Stanley Black & Decker, Inc. From 2002 to 2011, Ms. Sohovich served in several roles of increasing responsibility at Honeywell International, including President, Security & Communications from 2010 to 2011 emphasizing new product development and innovation, Vice President & General Manager, Commercial Building Controls from 2008 to 2010, leading growth initiatives across a broad commercial building controls portfolio, and Integration Leader from 2007 to 2008 resulting in Honeywell’s successful acquisition and integration of Maxon Corporation. Ms. Sohovich served as Vice President, Six Sigma for Honeywell from 2004 to 2005. Her earlier experience includes Plant Management, Repair and Overhaul Shop Management, Quality Management and service as an officer in the United States Navy. Ms. Sohovich’s qualifications to be a member of our Board include her extensive executive management and leadership experience, broad knowledge of industrial manufacturers, global mindset and direct experience in driving innovation and strategic growth initiatives.

BARNES GROUP INC. 2016 PROXY STATEMENT	5

GOVERNANCE

FIRST TIME DIRECTOR NOMINEES

Age: 35 Committees: • N/A

ELIJAH K. BARNES

Mr. Barnes has over 12 years of experience in the areas of commercial real estate, lease negotiation and finance. He currently is Principal, Avison Young since 2014, where he is the co-head of the Agency Leasing Practice Group for the Washington D.C. office. From 2008 to 2014, he was Managing Director and Principal at Cassidy Turley. Prior to this, he was Vice President for the Leasing Management Group at Jones Lang LaSalle. Mr. Barnes’ qualifications to serve on our Board include his significant real estate experience that should contribute to the Company’s management of its extensive owned and leased real estate portfolio. In addition to his business and financial qualifications, Mr. Barnes’ nomination to the Board presents an opportunity as Mr. T. Barnes’ son to continue, for a sixth generation, a legacy of family oversight that is uniquely devoted to the Company’s long-term success and returning value to Company shareholders.

Age: 53 Committees: • N/A

THOMAS J. HOOK

Mr. Hook has been the President and Chief Executive Officer of Integer (formerly Greatbatch) since August 2006. Prior to this, he was Chief Operating Officer, a position to which he was appointed in September 2004. From August 2002 until September 2004, Mr. Hook was employed by CTI Molecular Imaging where he served as President, CTI Solutions Group. From March 2000 to July 2002, he was General Manager, Functional and Molecular Imaging for General Electric Medical Systems. From 1997 to 2000, Mr. Hook worked for the Van Owen Group Acquisition Company and prior to that, Duracell, Inc. He is Chairman of the Board of HealthNow New York, Inc., a leading health care company in Western New York that provides quality health care services to companies and individuals in that region, and serves on its executive committee. Mr. Hook’s qualifications to be a member of our Board include his wealth of leadership experience, particularly in the high-tech manufacturing industry, together with his substantial knowledge of finance and accounting by virtue of his educational background and multiple executive management positions.

6	BARNES GROUP INC. 2016 PROXY STATEMENT

GOVERNANCE

DIRECTOR INDEPENDENCE

Board Independence. The Board has adopted categorical standards to guide it in determining director independence. Under these standards, which are part of our Corporate Governance Guidelines and listed below, an “independent” director must meet the independence requirements in the New York Stock Exchange (NYSE) listing standards, including the requirement that the Board must have affirmatively determined that the director has no material relationships with the Company, either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company.

a.	A director will not be independent if (i) the director is, or was within the preceding three years, employed by the Company; (ii) an immediate family member of the director is, or was within the preceding three years, employed by the Company as an “executive officer” (as such term is defined by the NYSE) other than on an interim basis; (iii) the director or any immediate family member has received from the Company, during any 12 consecutive months within the preceding three years, more than $120,000 in direct compensation from the Company, other than compensation received by an immediate family member of a director for service as a non-executive employee of the Company and director and committee fees and deferred compensation for prior service, provided, that such deferred compensation is not contingent on continued service; (iv) the director is employed by the Company’s independent auditor; (v) an immediate family member of the director is employed by the Company’s independent auditor (I) as a partner or (II) otherwise as an employee who personally works on the Company’s audit; (vi) the director or an immediate family member was within the last three years a partner or employee of the Company’s independent auditor and personally worked on the Company’s audit within that time; or (vii) a Company executive officer is, or was within the preceding three years, on the board of directors of a company which, at the same time, employed the Company director or an immediate family member of the director as an executive officer.

b.	The following commercial and charitable relationships will not be considered material relationships that would impair a director’s independence: (i) if a Company director is an employee, or an immediate family member is an executive officer, of another company that does business with the Company and, within any of the last three fiscal years, the annual sales to, or purchases from, the Company are less than 1% of the annual revenues of the other company; (ii) if a Company director is an employee, or an immediate family member is an executive officer, of another company that is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than 1% of the total consolidated assets of the other company; and (iii) if a Company director serves as an officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions to the organization are less than 1% of such organization’s total annual charitable receipts, provided, that the amount of the Company’s contributions shall not include the matching of charitable contributions by Barnes Group Foundation, Inc. pursuant to the Matching Gifts Program.

c.	For relationships not covered by b. above, the directors who are independent under the Corporate Governance Guidelines in a. and b. above will determine whether the relationship is material and, therefore, whether the director is “independent.” The Company will explain in the next proxy statement the basis of any Board determination that a relationship was immaterial despite the fact that it did not meet the categorical standards of immateriality in b. above.

The Board has determined that other than Mr. T. Barnes and Mr. Dempsey, all of our director nominees are independent under the listing standards of the NYSE and the above categorical standards. Mr. Dempsey is a current employee of the Company and Mr. T. Barnes is a former employee that was employed by the Company within the past three years.

Committee Independence. All members of the Audit Committee, Compensation and Management Development Committee (Compensation Committee) and Corporate Governance Committee are independent within the meaning of the NYSE listing standards and the above categorical standards, and all members of both the Audit Committee and the Compensation Committee meet the additional independence requirements of the NYSE listing standards that are applicable to members of such committees.

BARNES GROUP INC. 2016 PROXY STATEMENT	7

GOVERNANCE

BOARD LEADERSHIP

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management and a highly engaged and high-functioning Board. The Company’s Corporate Governance Guidelines provide the Board with flexibility to select the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our Board has determined that if the Chairman is not an independent director, then there should be a Lead Independent Director elected by our independent directors. Currently, Mr. T. Barnes serves as Chairman of the Board and Mr. Benanav serves as Lead Independent Director.

Responsibilities of the Lead Independent Director
• Preside at all meetings of the Board at which the Chairman of the Board is not present

• Preside at executive sessions of the independent directors

• Serve as a liaison between the Chairman of the Board and the independent directors

• Together with the Chairman of the Board, determine the nature and scope of the information sent to the Board

• Approve the final meeting agendas for the Board following review by the Chairman of the Board

• Approve meeting schedules to assure that there is sufficient time for discussion of all agenda items

• Has the authority to call meetings of the independent directors

• If requested by major stockholders, ensure that he is available for consultation and direct communication

• Perform such other duties as requested by the independent directors

The Board believes that the current structure is appropriate for the Company and provides for effective independent Board leadership and engagement. Our Chairman, although deemed not to be independent, has never been our chief executive officer and his prior employment as a non-executive, full-time employee was complementary to his regular duties as Chairman. Nonetheless, because a strong, independent oversight function is a critical aspect of effective corporate governance, our Corporate Governance Guidelines require that the independent directors annually elect an independent director to serve as Lead Independent Director if the Chairman is not an independent director. This oversight function is enhanced by the fact that the Board’s Audit, Compensation and Corporate Governance Committees are comprised entirely of independent directors. Further, the Company’s non-management directors meet in regularly scheduled executive sessions, and the independent directors also periodically meet in executive sessions.

BOARD ROLE IN RISK OVERSIGHT

While risk management is the responsibility of the Company’s management team, the Board is responsible for oversight of the Company’s risk management activities. The Audit Committee has been designated by the Board to take the lead in overseeing risk management at the Board level. By its charter, the Audit Committee is required to discuss policies and guidelines that govern the risk assessment and risk management process, including assigning responsibility with respect to particular risks to other committees of the Board, and that it meet periodically with management to review and assess the Company’s major financial risk exposures and the manner in which they are being monitored and controlled. Accordingly, the Audit Committee reviews risk assessment and risk management, including in the areas of legal compliance, internal audit and financial controls, litigation, and environmental, health and safety. In

8	BARNES GROUP INC. 2016 PROXY STATEMENT

GOVERNANCE

doing so, the Audit Committee considers the nature of the material risks the Company faces and the adequacy of the Company’s policies and procedures designed to respond to and mitigate these risks, and receives reports from management and other advisors, including periodic risk assessments by the Company’s Internal Audit department.

Although the Board’s primary risk oversight has been assigned to the Audit Committee, the full Board also periodically receives information about the Company’s risk management and the most significant risks that the

Company faces. This is principally accomplished through regular attendance at Audit Committee meetings by the other Board members.

Additionally, as described below in “Risk Oversight and Assessment Policies and Practices”, the Compensation Committee oversees our compensation programs so that they are designed with the appropriate balance of risk and reward in relation to the Company’s overall business strategy and are not reasonably likely to have a material adverse effect on the Company.

BARNES GROUP INC. 2016 PROXY STATEMENT	9

GOVERNANCE

PROCESS FOR SELECTING DIRECTORS; STOCKHOLDER RECOMMENDED DIRECTOR CANDIDATES

The Corporate Governance Guidelines provide that nominees for directors are to be selected based on, among other things, their character, wisdom, judgment, ability to make independent analytical inquiries, business experiences and skills. In addition, consideration will be given to a nominee’s understanding of our business environment, time commitment, acumen and ability to act on behalf of the Company’s stockholders. Under the Process and Procedure for Identifying Director Candidates adopted by the Corporate Governance Committee (Director Candidates Process), the Corporate Governance Committee considers how a candidate represents, in combination with the other directors, a diversity of viewpoints, backgrounds, experiences and other demographics.

The Corporate Governance Committee will, as stated in the Director Candidates Process, consider director candidates recommended by stockholders of the Company, directors, officers and third-party search firms. When utilizing a third-party search firm, the search firm is instructed to identify candidates based on criteria specified by the Corporate Governance Committee, perform initial screenings of the candidates’ resumes, and conduct initial interviews.

The Corporate Governance Committee evaluates stockholder-recommended candidates in the same manner as all other candidates. Any stockholder wishing to submit a recommendation should do so in writing addressed to:

Chairperson, Corporate Governance Committee
c/o Senior Vice President, General Counsel and Secretary
Barnes Group Inc.
123 Main Street
Bristol, Connecticut 06010

Stockholder recommendations must comply with the information requirements of the notice provisions contained in the Company’s Bylaws in order to be considered. Letters recommending a director candidate must include, among other things, the stockholder’s name, address, and stock ownership information (if the stockholder is not the registered holder of shares, a written statement from the record holder of shares (e.g., a broker or bank) verifying the stockholder’s beneficial ownership must be provided); the stockholder’s opinion as to whether the recommended candidate meets the definition of “independent” under the Company’s Corporate Governance Guidelines and is “financially literate” as contemplated by the NYSE rules; a description of all agreements, arrangements and understandings between the nominee and any other person regarding the nomination by such stockholder, and any direct or indirect interest of such stockholder in any contract with the Company, any affiliate of the Company or any principal competitor of the Company; and the other disclosure requirements set forth in Section 7 of Article II of the Bylaws. The recommendation letter must also include similar information regarding the director candidate and other information, if any, that would be required to be disclosed with regard to a nominee for director in the solicitation of proxies for election of directors under federal securities laws, and the stockholder must include a completed questionnaire, representation and agreement signed by the candidate (which are provided by the Secretary of the Company upon written request). Stockholder nominations must also comply with the deadlines for submitting director nominations set forth in the Company’s Bylaws. A summary of these procedures is set forth below under the caption “Stockholder Proposals for 2017 Annual Meeting” on page 75.

10	BARNES GROUP INC. 2016 PROXY STATEMENT

GOVERNANCE

COMMUNICATION WITH THE BOARD

We have posted our Policy Regarding Reporting of Complaints and Concerns on our website. The policy provides that stockholders and other interested parties may communicate with the Board, a committee of the Board, the independent directors or with an individual director, by any of the following methods:

All complaints and concerns reported by the above methods will be received by a third-party provider, who will forward each complaint or concern to the Office of the General Counsel which is responsible for relaying communications for the Board to them. The Audit Committee Chair receives regular summary reports of all complaints and concerns so reported.

By telephone:	1-800-300-1560
By internet:	https://www.compliance-helpline.com/welcomepagebarnesgroup.jsp
By regular mail:	Barnes Group Corporate Compliance Alertline
P.O. Box PMB 3667
13950 Ballantyne Corporate Place, Ste. 300 Charlotte, NC 28277-2712

BOARD OF DIRECTORS AND COMMITTEES

DIRECTOR ATTENDANCE

Directors are expected to attend our annual meeting of stockholders and all Board meetings and meetings of the committees on which they serve. Our Board held six regular meetings and one special meetings during 2015. Overall attendance at Board and committee meetings during 2015 was 99% for our current directors. All directors attended the 2015 annual meeting.

Our Corporate Governance Guidelines also provide that the Board should generally have no fewer than six and no more than twelve directors. The Board currently has nine directors. Following the 2016 Annual Meeting, there are expected to be ten directors. Each director is required to resign from the Board no later than the annual meeting of stockholders following his or her 72nd birthday. Each director is also required to advise the Chairman of the Board of any change in his or her status, including a change in employment or service on other boards of directors, or retirement from his or her principal occupation or another board of directors. Mr. T. Barnes, Chairman of the Board, is designated to preside at executive sessions of non-management directors. Mr. Benanav, the Lead Independent Director, is designated to preside at executive sessions of the independent directors.

BARNES GROUP INC. 2016 PROXY STATEMENT	11

GOVERNANCE

BOARD COMMITTEES

We have a standing Audit Committee, Compensation Committee and Corporate Governance Committee. The primary responsibilities for each of these committees are summarized below. The charter for each of these committees is available on the Company’s website, www.BGInc.com. We also have an Executive Committee.

AUDIT COMMITTEE
The Audit Committee is responsible for overseeing accounting policies and practices, financial reporting and the internal controls structure. The Audit Committee also has responsibility for overseeing legal and regulatory compliance and our independent auditor’s qualifications, performance and independence, and for risk oversight of the Company generally. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board has determined that Mr. Morgan, who qualifies as an independent director under the NYSE listing standards and the Company’s Corporate Governance Guidelines, is an “audit committee financial expert” as defined by the Securities and Exchange Commission (SEC). For additional information about the Audit Committee’s oversight of the risks faced by the Company, see “Board Role in Risk Oversight” above.	Number of Meetings in 2015: 8 Committee Members: William J. Morgan, Chair William S. Bristow, Jr. Hassell H. McClellan JoAnna L. Sohovich

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

The Compensation Committee acts on behalf of the Board to establish the compensation of executive and other key officers and provides oversight of the Company’s compensation philosophy and of compensation policies and practices as they relate to risk management. The Compensation Committee also acts as the oversight committee with respect to the Performance-Linked Bonus Plan, the 2014 Barnes Group Inc. Stock and Incentive Award Plan (the Stock and Incentive Award Plan), and other arrangements covering executive officers and other senior management. The Compensation Committee’s processes for establishing and overseeing executive compensation can be found in the Compensation Discussion and Analysis section below. In overseeing those plans and programs, the Compensation Committee may delegate authority for day-to-day administration and interpretation of the plans, including selection of participants, determination of award levels within plan parameters, and approval of award documents, to officers of the Company or the Company’s Benefits Committee. However, the Compensation Committee may not delegate any authority under those plans for matters affecting the compensation and benefits of the key officers.

The Compensation Committee also oversees management succession planning programs, including succession plans for the Chief Executive Officer, and reports to the Board at least annually regarding the strengths and weaknesses of the Company’s processes for management development and succession planning. Compensation Committee agendas are established in consultation with the Compensation Committee Chair and its independent compensation consultant. The Compensation Committee has sole authority to retain outside advisors to assist in evaluating executive officer compensation, and approve the terms of engagement including the fees of such advisors. The Compensation Committee typically meets in executive session without management present during each meeting.

Number of Meetings in 2015: 4 Committee Members: Mylle H. Mangum, Chair Gary G. Benanav Francis J. Kramer

CORPORATE GOVERNANCE COMMITTEE
The Corporate Governance Committee makes recommendations concerning Board membership, functions and compensation and the Company’s overall corporate governance policies and practices. The Corporate Governance Committee serves as the nominating committee for the Board. The process by which the Corporate Governance Committee considers nominees to the Board is described in “Process for Selecting Directors; Stockholder Recommended Director Candidates” above. Additional responsibilities include board succession matters, the annual performance review of the Chairman of the Board, reviewing matters relating to potential director conflicts of interest, overseeing the Company’s practices related to political activities, and administering the Company’s related person transactions policy.	Number of Meetings in 2015: 3 Committee Members: Gary G. Benanav, Chair Francis J. Kramer William J. Morgan

12	BARNES GROUP INC. 2016 PROXY STATEMENT

GOVERNANCE

GOVERNANCE UPDATE

In February 2016, the Company announced that the Board had unanimously approved an amendment to the Company’s Bylaws to require courts in the State of Delaware to serve as the exclusive forum for the adjudication of certain legal actions involving the Company unless the Company consents otherwise.

The Board took this action to avoid the potential inefficiency and cost to the Company of multiple or duplicative lawsuits, in multiple jurisdictions, arising out of the same or similar sets of facts. Further, the Board sought to assure that Delaware courts would be the courts to apply and interpret the law applicable to the Company–Delaware law based on the Company’s incorporation in Delaware. Delaware courts are most likely to effectively interpret and apply Delaware law with the requisite expertise. It was important to the Board that this amendment does not abridge stockholder rights because it does not restrict any shareholder from bringing a legal action against the Company.

DIRECTOR COMPENSATION IN 2015

The Corporate Governance Committee reviews and makes recommendations to the Board regarding the form and amount of compensation for non-employee directors. As part of its review, the Corporate Governance Committee periodically obtains competitive market data. The Company’s director compensation program is designed to attract and retain highly qualified directors and to reward the time, effort, expertise and accountability required of active

Board membership. In general, the Corporate Governance Committee and the Board believe that annual compensation for non-employee directors should consist of both a cash component, designed to compensate members for their service on the Board and its Committees, and an equity component, designed to align the interests of directors and stockholders and, by vesting over time, to create an incentive for continued service on the Board.

BARNES GROUP INC. 2016 PROXY STATEMENT	13

DIRECTOR COMPENSATION

The following table describes the components of our non-employee director compensation program for 2015:

Compensation Element	Description
Annual Retainer[1]	• $87,500
Annual Equity Retainer	• RSUs valued at approximately $87,500 that vest one year after grant

•  Accelerated vesting in the event of a change in control, service terminates as a result of death or disability, or retirement before the 1st anniversary of the grant date and after attaining age 72 provided the director signs a covenant not to compete and release of claims

	• Dividend equivalents equal to the dividend per share are paid on each RSU on each dividend payment date
Annual Chair Retainer[1]	• Chairman of the Board	$100,000
	• Audit Committee	$17,500
	• Compensation Committee	$15,000
	• Corporate Governance Committee	$10,000
Other Fees	• Eligible to earn a $1,500 fee for:
	• Serving on or chairing ad hoc or special committees of the Board
	• Participating in specific Board projects, such as attending meetings with the Company’s senior management and interviewing prospective director or senior officer candidates
Other Benefits	• Business travel accident insurance
	• Matching charitable gifts under the Barnes Group Foundation, Inc., the Company’s charitable foundation
	• Life insurance and accidental death and dismemberment insurance (only grandfathered for directors who joined before January 1, 2012)
New Director Award (one-time grant)	• RSUs valued at approximately $50,000 that vest three years after grant date
	• Dividend equivalents equal to the dividend per share are paid on each RSU on each dividend payment date
Non-Management Director Stock Ownership Requirements	• Ownership of five times the annual cash retainer

•  Each of our non-management directors met this requirement as of January 1, 2015, with the exception of our newest directors, Mr. Kramer and Ms. Sohovich, who joined the Board in December 2012 and May 2014, respectively

[1]	All annual retainers are paid quarterly

DEFERRED COMPENSATION

Under the Non-Employee Director Deferred Stock Plan each non-employee director who joined the Board before December 15, 2005 was granted at the time of joining the right to receive 12,000 shares of Common Stock when his or her membership on the Board terminates or, if sooner, when a change in control occurs. The plan also provides for the payment of dividend equivalents equal to one dividend per share for each dividend payment date payable quarterly and in cash.

Under the Directors’ Deferred Compensation Plan, as amended and restated, each non-employee director may defer all or a portion of his or her Board retainer and meeting fees, and/or the dividend equivalents paid under this plan. Directors may elect to credit such deferred compensation to a cash account, a phantom stock account, or a combination of the two.

NON-MANAGEMENT DIRECTOR STOCK OWNERSHIP REQUIREMENTS

As reflected above, under our stock ownership requirements, each of our non-management directors is required to accumulate an ownership position in Company Common Stock equal in value to five times the annual cash retainer. Two-thirds of the value of unvested RSUs and all of the shares payable under the Non-Employee Director Deferred Stock Plan count toward achieving ownership requirements. Directors are required to retain all net after-tax proceeds from Company equity grants until ownership levels are met. Once ownership levels are met, the requirement is converted to a fixed number of shares, subject to increases based on increases to the annual cash retainer.

14	BARNES GROUP INC. 2016 PROXY STATEMENT

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION TABLE

The following table sets forth the aggregate amounts of compensation information for the year ended December 31, 2015 for non-management directors.

Name	Year	Fees Earned or Paid in Cash	Stock Awards[1]	Changes in Pension Value and Nonqualified Deferred Compensation Earnings[2]	All Other Compensation[3]	Total
Thomas O. Barnes	2015	$187,500	$89,496	$—	$84,686	$361,682
Gary G. Benanav	2015	99,000	89,496	4,166	265	192,927
William S. Bristow, Jr.	2015	87,500	89,496	—	265	177,261
Francis J. Kramer	2015	87,500	89,496	—	—	176,996
Mylle H. Mangum	2015	102,500	89,496	—	265	192,261
Hassell H. McClellan	2015	87,500	89,496	—	265	177,261
William J. Morgan	2015	105,000	89,496	—	265	194,761
JoAnna L. Sohovich	2015	87,500	89,496	—	—	176,996

[1]	Stock Awards represent the aggregate grant date fair value of RSUs granted to directors under the Stock and Incentive Award Plan. The amounts differ from the annual retainer amount of $87,500 because the number of RSUs subject to the annual equity retainer is calculated using the average closing price of our Common Stock for the first 15 trading days of 2016.

[2]	Mr. Benanav participates in the Barnes Group Inc. Directors’ Deferred Compensation Plan, as amended and restated. Interest is credited each quarter, on the amount of deferred director fees and dividends, based upon the rate of interest for prime commercial loans on the first business day of each quarter. Any preferential amount would be determined by calculating the difference between the actual interest credited to Mr. Benanav and the interest that would have been earned using 120% of a ten-year Treasury bill rate. During 2015, there was $4,166 of preferential interest earned and the aggregate balance of this deferred compensation at December 31, 2015 was $1,383,721.

[3]	The compensation represented by the amounts for 2015 set forth in the All Other Compensation column for the directors is detailed in the following table:

Name	Year	Taxes Paid on All Other Compensation[a]	Life Insurance Premium[b]	Other[c]	Total
Thomas O. Barnes	2015	$22,602	$58,989	$3,095	$84,686
Gary G. Benanav	2015	—	—	265	265
William S. Bristow, Jr.	2015	—	—	265	265
Francis J. Kramer	2015	—	—	—	—
Mylle H. Mangum	2015	—	—	265	265
Hassell H. McClellan	2015	—	—	265	265
William J. Morgan	2015	—	—	265	265
JoAnna L. Sohovich	2015	—	—	—	—

[a]	Includes taxes paid pursuant to the terms of the SEELIP, under which the Company pays the policy premiums, and pays the income tax liability arising from its payment of the premiums and taxes. As previously disclosed, the SEELIP was closed to new participants effective April 1, 2011. The amount reflected is based on the maximum tax rates of the director’s jurisdiction.

[b]	At December 31, 2015, the aggregate balance included $35,877 of life insurance premiums paid on behalf of Mr. T. Barnes under the SEELIP and $23,112 of income related to a split dollar life insurance policy. The compensation associated with the split dollar life insurance agreement was calculated by determining Mr. T. Barnes’ current share in the policy and multiplying that by an estimated term life insurance rate based upon certain factors such as the age of the insured and the amount of the policy.

[c]	Included in Other are matching contributions made by the Company under the Barnes Group Inc. Retirement Savings Plan for Mr. T. Barnes, life and accidental death and dismemberment insurance premiums paid by the Company for the benefit of Messrs. Benanav, Bristow, McClellan and Morgan and Ms. Mangum; and spousal travel to a Company event for Mr. T. Barnes.

BARNES GROUP INC. 2016 PROXY STATEMENT	15

COMPENSATION DISCUSSION AND ANALYSIS

PROPOSAL 2 - ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION

We seek our stockholders’ advisory (non-binding) vote to approve the compensation of our named executive officers as described in the Compensation Discussion and Analysis (CD&A), the executive compensation tables, and the accompanying narrative disclosure regarding named executive officer compensation. This advisory proposal, known as a “say-on-pay” vote, gives stockholders the opportunity to vote whether or not to approve the compensation of our named executive officers as described in this proxy statement.

We recognize the interest our stockholders have in the Company’s executive compensation program. As such, we currently hold an annual say-on-pay vote. Our next say-on-pay vote will occur at our 2017 annual meeting.

The Company’s executive compensation programs are designed to attract, engage and retain highly qualified executive officers. The Company has a strong pay for performance philosophy and, as a result, the compensation paid to our named executive officers is closely aligned with the Company’s performance. We encourage stockholders to review the CD&A for a detailed description of our executive compensation program. The Board recommends that stockholders vote FOR the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the accompanying executive compensation tables and the related narrative discussion.”

This vote is advisory, which means that it is not binding on the Board or the Compensation Committee, nor will it affect any compensation paid or awarded to any named executive officer. However, the Board and the Compensation Committee will review and consider the voting results when evaluating our future executive compensation arrangements.

The Board recommends a vote FOR the advisory vote to approve the Company’s executive compensation.

This Compensation Discussion and Analysis provides a detailed discussion of our executive compensation philosophy and programs, the compensation decisions that the Compensation Committee has made under those programs and the factors considered in making those decisions. We also provide details regarding the individual components of our executive compensation programs and explain how and why the Compensation Committee makes decisions to establish executive compensation at particular levels. Our named executive officers (NEOs) for 2015 were:

NEO	Title
Patrick J. Dempsey	President and Chief Executive Officer
Christopher J. Stephens, Jr.	Senior Vice President, Finance and Chief Financial Officer
Scott A. Mayo	Senior Vice President, Barnes Group Inc. and President, Barnes Industrial
Richard R. Barnhart	Senior Vice President, Barnes Group Inc. and President, Barnes Aerospace
Dawn N. Edwards	Senior Vice President, Human Resources

16	BARNES GROUP INC. 2016 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

During 2015, we continued to transform the Company towards becoming a global provider of highly-engineered products and differentiated industrial technologies. We made substantial progress executing this transformation by enhancing our business portfolio through strategic acquisitions and driving operational excellence initiatives deeper into our operations through our Barnes Enterprise System.

We acquired two new companies in the plastic injection molding industry in 2015: Thermoplay, a leader in the design, development and manufacturing of hot runner solutions for plastic injection molding applications; and Priamus Systems Technologies, a technology leader in the development of advanced process control systems for plastic injection molding.

The Company’s annual compensation program closely links compensation to Company performance and results. Short term non-equity incentive compensation in 2015 was 78%-92% lower than in 2014, reflecting the Company’s lower than expected financial performance, notwithstanding the Company’s strategic accomplishments described above.

The Company’s executive compensation programs for 2015 remained relatively unchanged from 2014, with the exception of two key changes to our annual and long-term compensation performance measures. For our annual incentive program, we replaced operating margin (Operating Margin or OM) as a performance measure with days working capital (DWC) to incentivize management to improve cash generation. For our long-term compensation program, we replaced the diluted earnings per share (EPS) growth relative to the Russell 2000 measure with return on invested capital (ROIC) based on an absolute internal measure. These changes are consistent with our growth strategy that requires focus on effective capital management and prioritizing cash generation.

For our 2015 annual compensation program, we continued to use Company-wide consolidated revenue (Revenue) and diluted EPS, plus our new measure, DWC. These three corporate measures applied to Messrs. Dempsey and Stephens and Ms. Edwards. Messrs. Mayo and Barnhart were each measured 40% on these corporate measures and 60% on the performance of the Industrial segment and Aerospace segment, respectively. Overall, this combination of performance measures is designed to emphasize profitability and productivity, and drive sales growth.

Results under our 2015 annual compensation program are determined first according to GAAP but then may be adjusted to include or exclude certain unusual, non-recurring, or other adjustments such as foreign exchange fluctuations relative to internal planned rate and pension lump sum settlement charges—all in accordance with Section 162(m) of the Internal Revenue Code and as provided under our stockholder approved Performance-Linked Bonus Plan (PLBP). The Compensation Committee also retains negative discretion in accordance with Section 162(m) of the Internal Revenue Code to further reduce, but not increase, actual awards paid to NEOs under the PLBP. The adjusted financial performance results certified by the Compensation Committee under the PLBP are non-GAAP financial measures.

For Messrs. Dempsey and Stephens and Ms. Edwards, we calculated annual incentive compensation using the following corporate measures and weighting (resulting in a payout of 45% of target):

Corporate Performance Measures	Weighting (%)	As Certified 2015 Results*	Comparison to Target
Diluted EPS	60%	$2.39	$0.05 below target
Revenue (in millions)	20%	$1,200	$98 below target
Days Working Capital (DWC)	20%	127	6 days above target

For Mr. Mayo, we calculated annual incentive compensation using the above corporate measures and weighting, and the following measures and weighting for the Industrial segment (resulting in a payout of 24% of target):

Industrial Segment Performance Measures	Weighting (%)	As Certified 2015 Results*	Comparison to Target
Operating Profit (in millions)	60%	$120	$20 below target
Revenue (in millions)	20%	$797	$28 below target
Days Working Capital (DWC)	20%	114	4 days above target

BARNES GROUP INC. 2016 PROXY STATEMENT	17

COMPENSATION DISCUSSION AND ANALYSIS

For Mr. Barnhart, we calculated annual incentive compensation using the above corporate measures and weighting, and the following measures and weighting for the Aerospace segment (resulting in a payout of 0% of target):

Aerospace Segment Performance Measures	Weighting (%)	As Certified 2015 Results*	Comparison to Target
Operating Profit (in millions)	60%	$36	$19 below target
Revenue (in millions)	20%	$365	$79 below target
Days Working Capital (DWC)	20%	142	14 above target

*	Detailed descriptions of the measures and process used to determine adjustments can be found below in the “Annual Cash Incentive Awards” section on page 24.

Long-term incentive awards are the largest component of our NEOs’ annual compensation opportunity. The program consists of performance share awards (PSAs) that are earned based on key performance criteria; restricted stock units (RSUs); and stock options. Our 2015 measures and weightings are shown below:

The performance share award component of our long-term program for 2015 measures the Company’s relative performance over a three-year period against the performance of Russell 2000 Index companies for Total Shareholder Return (TSR) and EBITDA growth and three-year ROIC performance against an absolute internal goal. The grants made in 2015 cover the 2015 to 2017 performance period. Payouts, if any, under the 2015 grants will be made in 2018.

In 2015, the 2012 grant of Relative Measure PSAs (renamed the PSA program in 2015) paid out at 134% of target (50th percentile), based on the following certified performance results:

Performance Measure	3 Year Growth	Relative Performance Level
TSR	57%	48	%ile
EBITDA Growth (in millions)	46%	65	%ile
Basic EPS Growth	43%	68	%ile

18	BARNES GROUP INC. 2016 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

SAY-ON-PAY VOTE

The Compensation Committee believes that our executive compensation programs are consistent with our pay-for-performance philosophy. Each year, we evaluate our programs in light of market conditions, stockholder views (including the results of our annual say-on-pay resolution), and governance considerations, and make changes deemed appropriate for our business. At the 2015 annual stockholders meeting, we had relatively strong support from our stockholders with respect to the compensation of our NEOs, with over 78% of the votes cast in favor of our say-on-pay resolution. We continue to evaluate our compensation programs by taking into account the voting results, other investor feedback through our annual outreach efforts, and other factors used in assessing our executive compensation programs as discussed in this CD&A.

As part of our annual outreach efforts in 2015, we met with 8 select institutional shareholders (representing approximately 21% of our holdings) to better understand specific concerns related to our executive compensation programs. While we generally received positive feedback on our current structure, we also heard general concerns regarding the special equity awards granted to our NEOs in 2014 that were provided to incentivize and ensure the execution of our transformation strategy. Based on this feedback, we have not made significant changes to our structure but we have limited our use of special equity awards over the last two grant cycles.

EXECUTIVE COMPENSATION PHILOSOPHY

We believe that executive compensation should support and reinforce the company’s pay-for-performance philosophy. Consequently, our NEO compensation is closely aligned with the Company’s performance on both a short and long-term basis. We tie a significant portion of the compensation opportunity for our NEOs directly to the Company’s stock performance and other objectives that we believe influence and affect stockholder value. As a result, if the Company’s performance meets or exceeds pre-established performance targets, including achieving performance levels at or above the 50th percentile compared to Russell 2000 Index companies, and/or our stock price increases, the NEOs can realize significant compensation in the form of annual cash incentive payouts and long-term equity payouts. If the Company’s performance does not meet pre-established performance targets, such as performance below the 50th percentile compared to Russell 2000

Index companies or other performance targets, and/or our stock price declines, the NEOs have significant downside financial risk.

The Company aims to provide our NEOs with total direct compensation targeted in a range around the median compared to a defined peer group of companies (the Peer Group). Individual executive compensation may be above or below the target range based on the individual’s performance, experience, skill set and responsibilities. We also use survey data to inform the Compensation Committee about the external market value of our executive roles. We believe that targeting the median range for total direct compensation provides appropriate compensation levels that will attract high quality executives, provide the proper incentives to our NEOs for achievement of our strategic objectives and retain our NEOs over the long-term.

BARNES GROUP INC. 2016 PROXY STATEMENT	19

COMPENSATION DISCUSSION AND ANALYSIS

TOTAL DIRECT COMPENSATION IN 2015

Total direct compensation includes the following three elements: annual base salary; annual cash incentive awards; and long-term incentive awards. The Compensation Committee can vary the performance measures from year to year as needed to reinforce strategic priorities. In addition, our NEOs are eligible for change in control and severance benefits; defined benefit or defined contribution program benefits; retirement and executive life insurance programs; and certain limited perquisites.

Performance-based compensation in the form of annual and long-term incentives constituted over 80% of 2015 total direct compensation at target for our CEO and, on average, over 60% of 2015 total direct compensation at target for our other NEOs. The actual mix of compensation for our CEO and other NEOs is shown below.

The	Summary Compensation Table on page 37 provides details regarding actual compensation for each NEO.

KEY EXECUTIVE COMPENSATION CHANGE FOR 2016

In 2016, we are changing the number of long-term compensation performance measures from three to two. For the three year period from January 1, 2016 - December 31, 2018, we will measure Total Shareholder Return (TSR) and Return on Invested Capital (ROIC),

each with a 50% equal weighting. TSR will continue to be measured relative to the Russell 2000 Index and ROIC will continue to be measured on an absolute basis against pre-established targets as set by the Compensation Committee.

20	BARNES GROUP INC. 2016 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION GENERAL OBJECTIVES AND PROCESS

The primary objective of the Company’s executive compensation program is to support our long-term strategic business goals of building lasting stockholder value and achieving sustainable profitable growth. To support these goals, our compensation programs for our NEOs are designed to:

•	Provide appropriate incentives by linking and balancing significant short- and long-term compensation opportunities to Company performance and TSR;

•	Reward NEOs who contribute meaningfully to achieving our strategic objectives;

•	Require NEOs to hold a significant equity investment in our Company so that they manage the business from the perspective of stockholders;

•	Align our compensation polices with stockholders’ long-term interests by assigning a significant portion of potential compensation to performance-based pay elements that depend on achieving the Company’s goals, but that do not encourage excessive risk-taking;

•	Attract, retain and engage highly qualified individuals by offering competitive, balanced compensation arrangements based upon clear goals that vest on continued employment; and

•	Maximize the tax effectiveness of the total compensation and benefits package, and minimize potentially adverse tax and accounting consequences, in each case to the extent practicable.

The Compensation Committee is responsible for determining the types and amounts of compensation paid to our NEOs. The Compensation Committee uses several tools to make these determinations, including external consultants and peer group analysis.

External Consultants

Consistent with prior years, we outsourced certain executive compensation analysis services to Mercer, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. (Mercer). As part of these services in 2015, Mercer compiled annual competitive compensation data and reviewed the Company’s compensation practices in terms of competitiveness, appropriateness and alignment with our performance, as well as the mix of pay.

The Compensation Committee directly retains a consulting firm, Meridian Compensation Partners, LLC (Meridian), to assist in its oversight of the executive compensation program, which includes reviewing and assessing information provided by management, including the analysis furnished by Mercer. The fees for Meridian are negotiated directly by the Compensation Committee and paid by the Company at the Compensation Committee’s request. Meridian did not provide any services to the Company in 2015 other than advice on executive compensation.

Meridian regularly participates in Compensation Committee meetings, both with and without Company management, and advises the Compensation Committee on compensation trends and best practices, plan design, pay and performance alignment and the process used to determine the reasonableness of individual compensation awards. The Compensation Committee believes that using a separate consultant helps ensure that the Company’s executive compensation program is reasonable and consistent with Company goals and evolving governance considerations. In addition, the Compensation Committee from time to time directly retains its own outside legal counsel.

Before retaining a compensation consultant or any other external advisor, the Compensation Committee evaluates the independence of such advisors. In 2015, the Compensation Committee assessed Meridian’s independence, taking into account SEC Rule 10C-1(b)(4) and the corresponding NYSE independence factors regarding compensation advisor independence. Based on this assessment, the Compensation Committee believes that there is no conflict of interest and that its advisors are able to independently advise the Compensation Committee.

Peer Group Analysis

A primary data source used in setting NEO compensation is the information publicly disclosed by our Peer Group. The Peer Group is reviewed periodically and updated as appropriate to take into account changes in the size, scope, financial performance, ownership structure and business focus of the Company and the peer institutions.

In 2013, the Compensation Committee requested a complete review of the Peer Group given the changes to our business with the sale of the Barnes Distribution North America business in 2013 and the acquisition of

BARNES GROUP INC. 2016 PROXY STATEMENT	21

COMPENSATION DISCUSSION AND ANALYSIS

the Synventive Molding Solutions business in 2012. With the assistance of our former compensation consultant, Frederic W. Cook & Company, Inc. (Cook), management recommended a preliminary Peer Group. In developing this Peer Group, Cook considered companies: with revenue ranging from about one-half to two times the Company’s revenue; that operated in one of the same industries as the Company; and that used the same distribution channels as the Company. Companies with a significant concentration of ownership by one party were removed from consideration. In addition to the factors described above, Cook reviewed the following additional criteria to evaluate potential peer companies:

•	Primarily focused on manufacturing

•	Multiple lines of business
•	Involved with specialty products

•	Similar customer base

•	Derives at least 25% of its revenue from outside the United States

•	Included in the Peer Group assigned to the Company by at least one of the major proxy advisory firms

•	Includes the Company in its peer group

Based on this review, the Compensation Committee approved a new Peer Group in October 2013 which has not changed and was used in evaluating 2015 NEO compensation. When establishing the Peer Group, the Compensation Committee reviewed the rankings of the Company compared to the Peer Group in a variety of categories, including Revenue Growth, EBITDA Growth, Net Income Growth, Basic EPS Growth, Return on Average Invested Capital, and TSR.

Our 2015 Peer Group includes the following 24 companies, all of which were part of our 2014 Peer Group:

2015 Peer Group
Actuant Corporation	Esterline Technologies Corporation
Altra Holdings Inc.	Franklin Electric Company
B/E Aerospace, Inc.	Graco Inc.
Chart Industries	Hexcel Corp.
Circor International, Inc.	IDEX Corporation
Clarcor, Inc.	Kennametal Inc.
Columbus McKinnon Corporation	Nordson Corporation
Crane Company	Standex International Corp.
Curtiss-Wright Corporation	TriMas Corporation
Donaldson Company, Inc.	Valmont Industries Inc.
Enpro Industries Inc.	Watts Water Technologies, Inc.
Esco Technologies Inc.	Woodward, Inc.

For executive positions where public proxy data from our peers is not available, survey data representing similarly sized companies in manufacturing is used for benchmarking purposes. In addition, in connection with our annual compensation review process, in July 2015 the Compensation Committee reviewed tally sheets for each NEO that provided total compensation information, including direct compensation and benefits, as well as possible payments under various termination scenarios.

The Role of Executive Officers

Our President and Chief Executive Officer provides the Compensation Committee with a performance assessment for each of the other NEOs. In 2015, Mr. Dempsey provided the Compensation Committee with his assessments of NEO performance and recommendations on salary changes and annual equity grants. The Compensation Committee uses these assessments, along with other information, to determine NEO compensation. Mr. Dempsey and

Ms. Edwards, Senior Vice President, Human Resources, regularly attend Compensation Committee meetings at the request of the Compensation Committee, but are not present for any discussion of their own compensation. In addition, Mr. Stephens, Senior Vice President, Finance, and Chief Financial Officer, provides financial information used by the Compensation Committee to make decisions regarding incentive compensation targets and related payouts.

22	BARNES GROUP INC. 2016 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

For 2015, compensation for our NEOs included:

•	Base salary;

•	Annual cash incentive awards;

•	Long-term incentive awards;

•	Change in control and severance benefits;

•	Defined benefit or defined contribution, retirement and executive life insurance programs; and

•	Limited perquisites.

Base salary, annual cash incentive awards and long-term incentive awards are taken into account to set the target total direct compensation opportunity for each NEO. Based on competitive compensation data compiled by Mercer and presented to the Compensation Committee in December 2014, 2015 target total direct compensation for Messrs. Dempsey, Stephens, Mayo and Barnhart was at the market median range compared to our Peer Group. Target total direct compensation for Ms. Edwards was at the 75th percentile of the market based on survey data (as robust Head of Human Resources data is not available in public proxy filings). In setting the target total direct compensation for our NEOs, the Compensation Committee may make decisions that vary from the Peer Group or competitive compensation survey data based on NEO experience, performance, retention considerations, range of responsibilities, and the nature and complexity of each NEO’s role.

Base Salary

Base salaries for executive officers are determined by the Compensation Committee and reviewed annually. They are typically increased at periodic intervals, often at the time of a change in position or assumption of new responsibilities. Base salary increases usually take effect on or around April 1st of each year, but may be made at other times if the Compensation Committee deems it appropriate based on internal and external considerations.

In determining whether to award merit-based salary increases to our NEOs, the Compensation Committee considered a number of factors, including:

•	Peer Group data and external market information;

•	Individual performance;

•	The level of responsibility assumed and the nature and complexity of each NEO’s role (including the number of years in the position, any recent promotion or change in responsibility or “impact” as a member of management, and the amount, timing and percentage of the last base salary increase);

•	The leadership demonstrated to create and promote a day-to-day working environment of unwavering integrity, compliance with applicable laws and the Company’s ethics policies, and global responsibility; and

•	The desire to retain NEOs capable of driving achievement of the Company’s strategic objectives and the marketability and criticality of retention of NEOs.

In 2015, the Compensation Committee continued to focus on performance-based compensation and did not increase the base salary of any NEO other than Mr. Dempsey. Mr. Dempsey’s base salary was increased effective April 1, 2015 by $25,000, from $775,000 to $800,000, a 3.13% increase, reflecting competitive market information and a desire by the Compensation Committee to reward Mr. Dempsey for his performance and continued growth as CEO.

NEO Base Salary Levels 2014 - 2015

NEO	Base Salary Effective December 31, 2014	Base Salary Effective December 31, 2015	Change in Annual Base Salary ($)	Change in Annual Base Salary (%)
P. Dempsey	$775,000	$800,000	$25,000	3.13%
C. Stephens, Jr.	$461,000	$461,000	$0	0%
S. Mayo	$425,000	$425,000	$0	0%
R. Barnhart	$375,000	$375,000	$0	0%
D. Edwards	$296,000	$296,000	$0	0%

BARNES GROUP INC. 2016 PROXY STATEMENT	23

COMPENSATION DISCUSSION AND ANALYSIS

Annual Cash Incentive Awards

We pay annual cash incentive awards to reward the performance of our NEOs. Except in circumstances of retirement, death, or disability, or certain instances of involuntary termination by the Company on or after November 1st of an award period, an NEO generally must be employed by us on the payment date to receive an annual cash incentive award. In 2015, all NEOs participated in the PLBP.

Under the PLBP, each NEO is assigned an award opportunity expressed as a percentage of his or her base salary, which varies by the NEO’s role. Each NEO’s annual cash incentive payout is generally determined based on our achievement of Company performance objectives.

The chart below details the cash incentive award opportunities available to each NEO for 2015 under the PLBP expressed as a percentage of base salary. Where performance falls between the threshold, target or maximum performance levels, the cash incentive award opportunity is calculated using straight-line interpolation.

	% of Salary
NEO	Threshold Level	Target Level	Maximum Level
P. Dempsey	18.75%	75%	225%
C. Stephens, Jr.	12.5%	50%	150%
S. Mayo	12.5%	50%	150%
R. Barnhart	12.5%	50%	150%
D. Edwards	11.25%	45%	135%

The Compensation Committee generally establishes the target for each financial performance measure in December of each year based on review and approval of the Company’s annual business plan and budget. These targets are reviewed again at the Compensation Committee’s next meeting in February along with the Company’s full year financial performance. The Compensation Committee may establish and approve revised targets to the extent the Company’s annual business plan and budget are modified within the first 90 days of the year based on the full year performance. We use financial performance objectives under the PLBP because they are consistent with our focus of driving strong business performance and increasing long-term stockholder value.

For fiscal year 2015, the corporate performance measures for the PLBP were Diluted EPS, Revenue and DWC, which replaced operating margin as noted

earlier. Diluted EPS is used because it is a principal driver of our stock price. Revenue is used to drive growth in the size of our business. DWC is used to enhance focus on driving cash flow from operating activities.

For fiscal year 2015, all NEOs were evaluated at least in part on corporate measures. We evaluated NEOs, other than Messrs. Barnhart and Mayo, based 100% on the corporate measures in recognition of the key role that each plays in the overall management of the Company and in recognition of the impact of overall corporate strategies on segment results. For Messrs. Barnhart and Mayo, 40% of the determination was based on corporate measures and 60% of the determination was based on measures tied to the performance of their respective business segments, reflecting their specific responsibilities for segment performance.

24	BARNES GROUP INC. 2016 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The charts below set forth the PLBPs performance measures and the weighting of each measure for the NEOs for 2015:

[1]	The definitions of the segment measures are included in the footnotes to the Segment Goal tables included below.

As noted previously, achievement of the financial performance measures under the PLBP is first determined according to GAAP, but then adjusted under the terms of the PLBP to include or exclude certain extraordinary, unusual or non-recurring items, and other items, all in accordance with Section 162(m) of the Internal Revenue Code. The Compensation Committee also retains negative discretion in accordance with Section 162(m) of the Internal Revenue

Code to further reduce, but not increase, actual awards paid to the NEOs under the PLBP. The adjusted financial performance results certified by the Compensation Committee under the PLBP are non-GAAP financial measures.

The charts below detail results certified by the Compensation Committee compared to the goals:

Corporate Goal	Threshold	Target	Maximum	As Certified 2015 Results		Comparison to Target as a %
Diluted EPS	$2.34	$2.44	$2.80	$2.39	[1]	62.5%
Revenue (in millions)	$1,232	$1,298	$1,390	$1,200	[2]	0%
Days Working Capital (DWC)	128	121	118	127	[3]	35.7%

Industrial Segment Goal	Threshold	Target	Maximum	As Certified 2015 Results		Comparison to Target as a %
Operating Profit (in millions)	$125.7	$139.7	160.7	$120		0%
Revenue (in millions)	$783	$825	$884	$797	[2]	49.3%
Days Working Capital (DWC)	120	110	107	114	[3]	71.7%

Aerospace Segment Goal	Threshold	Target	Maximum	As Certified 2015 Results		Comparison to Target as a %
Operating Profit (in millions)	$50.0	$55.5	$63.8	$36.2	[4]	0%
Revenue (in millions)	$422	$444	$475	$365	[2]	0%
Days Working Capital (DWC)	133	128	125	142	[3]	0%

[1]	“As Certified 2015 Diluted EPS” is based on reported diluted EPS, excluding the effects of acquisitions, certain foreign currency fluctuations, other unusual items including certain tax benefits, gain on sale of building, contract termination dispute changes and pension lump sum settlement charges and adjusted for the impact of restructuring activities, under the terms of the PLBP.

[2]	“As Certified 2015 Revenue” corporate performance measure is based on reported Revenue, adjusted for the impact of foreign currency fluctuations, under the terms of the PLBP. “As Certified 2015 Revenue” for the business-segment specific portion of Mr. Mayo’s annual incentive compensation is based on reported revenue for the Industrial segment, adjusted for the impact of foreign currency, under the terms of the PLBP. “As Certified 2015 Revenue” for the business segment-specific portion of Mr. Barnhart’s annual incentive compensation is based on reported revenue for the Aerospace segment, excluding Barnes Aerospace aftermarket revenue sharing programs (RSPs).

[3]	“As Certified 2015 DWC” corporate performance measure is based on accounts receivables (what our customers owe) plus inventory (generally material, labor and overhead costs used to produce products we sell to customers) less accounts payables (generally what we owe our suppliers for products and services we purchase) based on a 5 point average.

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COMPENSATION DISCUSSION AND ANALYSIS

[4]	“As Certified 2015 Operating Profit” for the business-segment specific portion of Mr. Mayo’s incentive compensation is based on operating profit for the Industrial segment, adjusted for the impact of acquisitions and foreign currency fluctuations, under the terms of the PLBP. “As Certified 2015 Operating Profit” for the business-segment specific portion of Mr. Barnhart’s annual incentive compensation is based on operating profit for the Aerospace segment, excluding Barnes Aerospace aftermarket RSPs.

The annual cash incentive awards are generally paid in February of the following calendar year, after the results are certified by the Compensation Committee. The following cash incentive awards were paid to NEOs for 2015 performance based on the results certified by the Compensation Committee:

NEO	Annual Incentive Earned	Annual Incentive Earned as % of Base Salary in 2015
P. Dempsey	$267,840	34%
C. Stephens, Jr.	$102,895	22%
S. Mayo	$68,799	16%
R. Barnhart	$33,480	9%
D. Edwards	$59,460	20%

Long-Term Incentive Compensation

Long-term incentive award opportunities are potentially the largest component of total annual compensation of our NEOs. We believe that long-term performance is enhanced through the use of awards denominated in share value. These awards reward our NEOs for maximizing stockholder value over time, aligning the interests of our employees and management with those of our stockholders. When coupled with the ownership requirements described below, our long-term incentive awards encourage our NEOs to maintain a continuing stake in our long-term success and provide an effective way to tie a substantial percentage of total direct compensation to any increase or decrease in stockholder value.

In 2015, the Company used a combination of time-based equity awards and performance-based equity awards. Particular emphasis was placed on PSAs, which make up the largest portion of the value of equity awards at the time of grant. In determining the mix of equity grants, the Compensation Committee considered the pay-for-performance philosophy at the Company, aligning the interests of stockholders and NEOs, past practice, changes in business strategy, competitive practice (both generally and within the Peer Group), and the strategic impact of equity-based compensation (i.e., cost effectiveness, stockholder dilution, executive retention, a link to Company performance, and total stockholder return).

26	BARNES GROUP INC. 2016 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The following types of long-term incentive awards are currently used under the terms of the 2014 Barnes Group Inc. Stock and Incentive Award Plan (the Stock and Incentive Award Plan):

Vehicle	Target Portion of Total Long-Term Incentive Compensation	Vesting	Comments
Stock options	20%	• Time-based vesting; 18, 30, and 42 months from the grant date in equal installments	• Provide an opportunity for compensation only if the Company’s stock price increases from the grant date
			• Grants are priced at the fair market value on the grant date
RSUs	30%	• Time-based vesting; 18, 30, and 42 months from the grant date in equal installments	• Settled in shares of Common Stock • Pays out dividend equivalents in cash during vesting periods
PSAs	50%	• Performance-based vesting at the end of a 3-year cycle	• Provide an opportunity to receive Common Stock if pre-defined performance measures are met over the 3-year performance period
			• Settled in shares of Common Stock
			• Accrued dividends are paid out in cash at the end of the 3-year cycle, adjusted for the number of shares actually earned

•  Based on three equally weighted performance measures—TSR and EBITDA Growth relative to the Russell 2000 and ROIC based on an absolute internal measure (ROIC replaced EPS Growth for grants made beginning in 2015)

Stock options and RSUs are subject to time-based vesting with staggered vesting dates to encourage NEO retention. In addition to the time-vesting requirements, stock options have value only if the Common Stock price at the time of exercise exceeds the fair market value as of the grant date. This directly correlates to our stockholders’ interests, and focuses executives on the long-term growth of Company and stockholder value.

For 2015, the Compensation Committee continued the relative measure component of our long-term incentive program for TSR and EBITDA growth measures, established in 2011. This relative performance design increases long-term focus and rewards NEOs based on performance compared to alternative investment opportunities. For 2015, we replaced relative diluted EPS growth with ROIC. ROIC is measured on an absolute rather than a relative basis. TSR and EBITDA growth are compared separately to the Company’s relative performance against Russell 2000 Index companies over a three-year period. Each measure is equally weighted and independently measured. Based on performance, following the end of the three-year cycle, a payout, if any, is in the form of shares of Common Stock. A payout may range between zero for performance below the threshold level, to 250% of target for exceptional performance at the maximum level or above.

BARNES GROUP INC. 2016 PROXY STATEMENT	27

COMPENSATION DISCUSSION AND ANALYSIS

The chart below illustrates potential payouts at various levels of performance for the 2015 PSAs:

Performance Measures	Performance Levels[1]	Performance Goals	2015 Performance Share Award Payout Level (% of Target)
3-Year Relative TSR	Threshold	Achieve 33rd percentile ranking within the Russell 2000	33%
	Target	Achieve 50th percentile ranking within the Russell 2000	100%
	Maximum	Achieve 66th percentile ranking within the Russell 2000	150%
	Maximum+	Achieve 75th percentile ranking within the Russell 2000	200%
	Maximum++	Achieve 85th percentile ranking within the Russell 2000	250%
3-Year ROIC	Threshold	Achieve 8.2% 3-Year ROIC	33%
	Target	Achieve 9.0% 3-Year ROIC	100%
	Maximum	Achieve 9.25% 3-Year ROIC	150%
	Maximum+	Achieve 9.5% 3-Year ROIC	200%
	Maximum++	Achieve 10.0% 3-Year ROIC	250%
3-Year Relative EBITDA Growth	Threshold	Achieve 33rd percentile ranking within the Russell 2000	33%
	Target	Achieve 50th percentile ranking within the Russell 2000	100%
	Maximum	Achieve 66th percentile ranking within the Russell 2000	150%
	Maximum+	Achieve 75th percentile ranking within the Russell 2000	200%
	Maximum++	Achieve 85th percentile ranking within the Russell 2000	250%

[1]	Results between Performance Levels are interpolated.

Payouts in the Last Year. Payouts under the PSA program occurred in 2015 for the three-year performance period ending December 31, 2014. The Relative Measure PSA program was renamed as the PSA program in 2015 to reflect the mixture of performance metrics, measured on a relative basis and on an absolute internal basis. In accordance with the plan, the Compensation Committee adjusted the reported or actual performance results to include or exclude certain extraordinary, and unusual or non-recurring items. The PSA payout for the period ending December 31, 2014 resulted in a weighted average payout level of 134%, calculated using the following results:

Performance Measure	As Certified 2011 Results		As Certified 2014 Results		Change	3 Year Growth	Relative Performance Level	Payout Level
TSR[1]	$24.02		$37.69		$13.67	57%	48th %ile	94%
EBITDA Growth (in millions)	$183.9	[2]	$268.2	[3]	$84.3	46%	65th %ile	147%
Basic EPS Growth	1.67	[2]	2.38	[3]	.71	43%	68th %ile	162%

[1]	“TSR” represents the comparison between the average closing price for the 20 days before the grant and the average closing price for the final 20 days of the performance period, plus cumulative dividends during the performance period.

[2]	“As Certified 2011 EBITDA Results” and “As Certified 2011 Basic EPS Results” are based on EBITDA derived from reported amounts and reported basic EPS, respectively, adjusted for the effects of discontinued operations, and the effects of restructuring activities.

[3]	“As Certified 2014 EBITDA Results” and “As Certified 2014 Basic EPS Results” are based on EBITDA derived from reported amounts, and reported basic EPS, respectively, adjusted for the effects of acquisition short term purchase accounting expenses.

Based on these results, the following payouts were made to NEOs who received a grant of Relative Measure PSAs in 2012:

NEO	2012 PSAs Granted	Weighted Average Payout Level	Payout of Shares	Payout of Accumulated Dividends
P. Dempsey	11,800	134%	15,851	$20,131
C. Stephens, Jr.	12,300	134%	16,523	$20,984
R. Barnhart	1,465	134%	1,967	$2,498
D. Edwards	5,600	134%	7,522	$9,553

*	Mr. Mayo joined Barnes on March 17, 2014 and therefore did not participate in the 2012 Relative Measure PSA program.

28	BARNES GROUP INC. 2016 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Termination Provisions. For PSAs, if the participant’s employment is involuntarily terminated by the Company without cause before the first anniversary of the PSA grant date, the award is forfeited. If they are terminated after one year, a pro-rata portion of the award based on the number of days the participant was employed during the applicable performance period is paid based on the Company’s actual performance for that performance period relative to target. For stock options and RSUs, if the participant’s employment is involuntarily terminated by the Company without cause, any unvested stock options or RSUs will be forfeited and vested options will remain exercisable for one year from the date of termination.

Since 2012, long-term incentive awards require a “double trigger” for accelerated vesting in the event of a change in control of the Company. In the event of a change in control as defined in the Stock and Incentive Award Plan, stock options, RSUs, and PSAs will vest and accelerate only if an NEO’s employment is terminated by the Company without cause, or if the NEO resigns for good reason (as defined in the severance agreements) on or within two years following a change in control.

Setting Award Levels. Long-term incentive award opportunities are established by the Compensation Committee according to the NEO’s position and responsibilities, and based on a comparison to our Peer Group and competitive compensation data. In 2015, the Compensation Committee differentiated target awards based on individual NEO performance, experience, and market positioning.

The Compensation Committee does not take into account existing NEO Common Stock holdings when determining awards because it believes that doing so could penalize success (if compensation were reduced based on the appreciation of past awards) or reward underperformance (if compensation were awarded to make up for lack of appreciation in stock price).

The Company’s practice is to make all equity awards at the first regularly scheduled meeting of the Compensation Committee, which typically occurs early in February. The Company makes “off-cycle” equity grants to NEOs in limited circumstances, generally for newly hired executives, promotions, in recognition of special events, or as retention incentives.

2015 Awards. As reflected in the above table on page 28, the Compensation Committee established a target mix for all NEOs that placed more weight on performance-based equity. The same target mix and weighting for equity was used in 2015 as in prior years, with the PSAs at 50%, RSUs at 30% and stock options at 20%.

2015 Long-Term Incentive Compensation1

NEO	Target Values	Stock Option Grants	RSU Grants	PSA Grants
P. Dempsey	$2,800,000	65,700	23,800	39,600
C. Stephens, Jr.	$675,000	15,800	5,700	9,500
S. Mayo	$475,000	11,200	4,000	6,700
R. Barnhart	$450,000	10,600	3,800	6,400
D. Edwards	$282,000	6,600	2,400	4,000

[1]	Annual grants made in February 2015 are shown.

NEO Stock Ownership Requirements

Position	Multiple of Annual Salary
President and Chief Executive Officer	5x
All Other NEOs	3x

All of our NEOs, as well as certain other members of Company leadership, are subject to stock ownership requirements.

Two-thirds of the value of unvested RSUs count toward achieving ownership requirements. There is no deadline to achieve the ownership levels, but all net after-tax proceeds from Company equity grants, including stock option exercises, must be retained until ownership levels are met. Once ownership levels are met, the requirement is converted to a fixed number of shares.

BARNES GROUP INC. 2016 PROXY STATEMENT	29

COMPENSATION DISCUSSION AND ANALYSIS

As of the end of 2015, compliance with the requirements was as follows:

NEO	Fully Met Ownership Requirement	In Progress Toward Meeting Ownership Requirement
P. Dempsey	X
C. Stephens, Jr.	X
S. Mayo[1]		X
R. Barnhart	X
D. Edwards	X

[1]	Mr. Mayo joined the Company on March 17, 2014.

Risk Considerations

Our executive compensation program motivates and rewards our NEOs for their performance during the fiscal year and over the long-term and for taking appropriate business risks consistent with our strategic objectives. Our executive compensation program is also designed to mitigate the likelihood that our NEOs would make business decisions that present undue risk:

•	Our Stock options and RSUs vest ratably over three or more years. Our PSAs vest based on performance at the end of the three-year performance period.

•	Annual cash incentive performance targets are tied to several financial metrics, including basic or diluted EPS, Revenue, and DWC and are quantitative and measurable.

•	The performance periods and vesting schedules for long-term incentives overlap and, therefore, reduce the motivation to maximize performance in any one period.

•	Our stock ownership requirements require our NEOs to own equity representing a significant multiple of their base salary and to retain this equity throughout their tenures.
•	All NEOs have entered into clawback agreements that allow us to recoup incentive compensation in situations where the awards earned by NEOs are based on the achievement of certain financial performance targets that are later restated and would therefore result in lower awards paid.

•	Payouts under our annual and long-term incentive programs are subject to a cap. Our annual cash incentive award payments are capped (at 2.25 times base salary for the Chief Executive Officer and less for other NEOs). Performance-based payouts under the PSAs are capped at 2.5 times the target level PSA grant.

Based on its most recent evaluation, the Compensation Committee concluded that the executive compensation programs are designed with the appropriate balance of risk and reward in relation to the Company’s business strategy and are not reasonably likely to have a material adverse effect on the Company. For further discussion on risk oversight of the compensation programs for Company-wide employees, see the “Risk Oversight and Assessment Policies and Practices” section on page 36 below.

30	BARNES GROUP INC. 2016 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Pension and Other Retirement Programs

Our NEOs have the opportunity to participate in one or more of the following retirement plans:

Plan	Summary of Features
Salaried Retirement Income Plan (SRIP)

•A broad-based tax-qualified defined benefit pension plan; vesting after 5 years of service. This plan was closed to employees hired on or after January 1, 2013. Eligible new employees receive an annual retirement contribution under the Barnes Group Inc. Retirement Savings Plan of 4% of eligible earnings. All NEOs except Mr. Mayo participate in the SRIP.

Retirement Savings Plan (RSP)

•401(k): A broad-based tax qualified defined contribution savings plan with a 401(k) elective deferral and matching contribution feature for all participants. 100% vesting in matching contributions upon 2 years of service. All NEOs may participate in the 401(k) portion of the RSP.

•Retirement Contribution (RC): Employees hired on or after January 1, 2013 who are not eligible to participate in the SRIP also receive an annual Retirement Contribution (RC) of 4% of eligible earnings subject to 5 year graded vesting. Among the NEOs, only Mr. Mayo is eligible for the RC component of the RSP.

Retirement Benefit Equalization Plan (RBEP)

•Provides benefits on base salary earnings in excess of Internal Revenue Service (IRS) limit on qualified plans that applies to the SRIP or the RC component of the RSP to eligible salaried employees, officers and NEOs who do not meet MSSORP/DC Plan vesting requirements; vesting upon attaining 5 years of service (5 year graded vesting for benefits based on the RC component of the RSP). All NEOs participate in the RBEP.

Modified Supplemental Senior Officer Retirement Plan (MSSORP)

•Provides a 55% average final pay benefit (base salary and annual incentive); benefit is reduced for offsets from prior employer retirement benefits and other Company retirement benefits; vesting upon attaining age 55 and 10 years of service. This program was closed to new or rehired entrants in 2008. Mr. Dempsey is the only grandfathered participant in the MSSORP.

Nonqualified Deferred Compensation Plan (DC Plan)

•Provides an annual Company contribution based on a percent of base salary and annual incentive in excess of IRS limit on qualified plans; for 2015, the contribution was based on 20% of base salary and annual incentive pay in excess of the IRS limit; vesting upon attaining age 55 and 10 years of service. The Company closed the plan to employees hired, rehired, or promoted into an eligible position on or after April 1, 2012. Mr. Stephens and Ms. Edwards are grandfathered participants in the DC Plan.

The SRIP and RSP are broad-based tax-qualified plans. The RBEP provides the benefits of the SRIP and the RC component of the RSP in excess of IRS limits on broad-based tax-qualified plans. The MSSORP and the DC Plan are non-tax-qualified supplemental executive retirement plans that provide a higher level of benefits than are available under the SRIP to certain designated employees and senior level officers, including certain NEOs as reflected in the below table. Both of these plans are closed to new participants so new executives receive the same benefit levels as qualified plan participants.

BARNES GROUP INC. 2016 PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

The chart below summarizes which NEOs participate in each of the qualified and non-qualified pension and retirement plans. A more detailed discussion of the pension benefits payable to our NEOs is described in the “Pension Benefits Table” and the narrative following the table.

	Qualified Plans		Non-Qualified Plans
NEO	SRIP	RSP RC1	RBEP	MSSORP	DC Plan
P. Dempsey[2]	X		X	X
C. Stephens, Jr.	X		X		X
S. Mayo		X	X
R. Barnhart	X		X
D. Edwards	X		X		X

[1]	All NEOs may participate in the RSP (i.e., 401k plan) on the same terms as all other employees, but Mr. Mayo is the only NEO who is eligible to participate in the RC component of the RSP.

[2]	If age and service vesting requirements are not met under the MSSORP or the DC Plan, the RBEP benefits apply.

Change in Control and Employment Termination Benefits

The Company provides change in control benefits specifically to retain key executives, including NEOs, during a potential change in control, to provide continuity of management and to provide income continuation for NEOs who are particularly at risk of involuntary termination in the event of a change in control. These benefits are part of a competitive compensation package and keep our executive officers focused on our business goals and objectives. In some instances these agreements provide for payments and other benefits if we terminate a NEO’s employment without “cause,” or if an NEO terminates employment for “good reason,” either before or after a change in control.

As discussed in more detail on page 34, none of the agreements for our NEOs include a gross-up for any taxes as a result of golden parachute payments under Section 4999 of the Internal Revenue Code. In addition, we generally do not provide change in control cash compensation benefits in excess of two times an executive’s base salary and annual cash incentive compensation. Our agreements with our NEOs also provide for continuation of group health, life insurance, and other benefits for twenty-four months following the executive’s termination and for certain other benefits. The terms of the change in control and incremental termination benefits payable to our NEOs are described in more detail below under “Potential Payments Upon Termination or Change in Control.”

Perquisites

In 2015, the Company provided certain limited perquisites to our NEOs. The perquisites are fully described in the footnotes to the Summary

Compensation Table and generally fall in the categories of financial planning and tax preparation services and annual executive physical examination.

Additional Benefits

All current NEOs, other than Messrs. Barnhart and Mayo, are grandfathered participants in the Company’s Senior Executive Enhanced Life Insurance Program (SEELIP), under which the Company pays the premiums for a life insurance policy with a benefit of four times the employee’s base salary. The policy is owned by the NEO but the Company pays the NEO’s income tax liability arising from its payment of the premiums and taxes during the NEOs employment. Upon termination or retirement, the Company no longer pays the premium or the income tax liability. As previously disclosed, the Company closed participation to any employee hired or promoted into an eligible position after April 1, 2011.

Mr. Barnhart is a grandfathered participant in the Company’s Enhanced Life Insurance Program (ELIP) under which the Company pays the premiums for a life insurance policy with a benefit of four times the employee’s base salary. The policy is owned by the NEO but the Company does not pay the NEO’s income tax liability arising from payment of the premiums. Upon termination or retirement, the Company no longer pays the premiums. The ELIP also has been closed to new participants.

When the SEELIP and ELIP were closed, the Company established the Executive Group Term Life Insurance Program (EGTLIP) for new NEOs and other eligible executives who were not already participants in the SEELIP or ELIP. The EGTLIP provides premium payments for a term insurance policy with a benefit of four times the employee’s base salary. Upon termination or retirement, the Company no longer pays

32	BARNES GROUP INC. 2016 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

the premiums. The NEO owns the policy and is responsible for any tax liability (i.e., no tax gross-up) resulting from this benefit. Mr. Mayo is a participant in the EGTLIP.

Each of our NEOs participates in other employee benefit plans generally available to all U.S. based employees (e.g., health insurance) on the same terms as all other employees.

ADDITIONAL INFORMATION

Employment Contracts

Generally, we have no employment contracts with our employees, unless required or customary based on local law or practice. None of our NEOs have an employment contract.

Clawback Agreements

Executives hired or promoted into corporate officer positions are required to enter into clawback agreements. These agreements permit the Company to recoup or “clawback” certain annual incentive compensation and performance-based equity awards paid to those officers where the awards were based on the achievement of certain financial performance targets that were later restated and would therefore have resulted in lower awards paid. The Company has entered into agreements with all NEOs, and select other key employees. In addition, all of the Company’s equity award agreements provide that awards may be forfeited if an employee engages in activity that is detrimental to the Company, including performing services for a competitor, disclosing confidential information, or otherwise violating the Company’s Code of Business Ethics and Conduct. The Compensation Committee has the discretion to make certain exceptions to the clawback requirements and ultimately determine whether any adjustment will be made.

Hedging and Pledging

The Company prohibits certain members of Company leadership, including all directors and executive officers (including all NEOs) from engaging in hedging transactions involving the Company’s securities.

The Company prohibits certain members of Company leadership, including all directors and executive officers, from pledging or margin call arrangements involving the Company’s securities that are held to meet the Company’s stock ownership requirements. The Company also places other restrictions on any other pledging or margin call arrangements involving Company securities by such individuals. In addition, the ability of these individuals to engage in such transactions requires pre-approval from the Corporate Governance Committee and an annual certification to the Corporate Governance Committee that the individual is in compliance with the policy. None of our NEOs have pledged Company securities or have Company securities subject to a margin call arrangement.

TAX AND ACCOUNTING CONSIDERATIONS

Internal Revenue Code Section 162(m)

As discussed above, our Compensation Committee considers the tax and accounting treatment associated with cash and equity awards it makes, although these considerations are not the overriding factor that the Compensation Committee uses in making its decisions. Section 162(m) of the Internal Revenue Code places a limit of $1 million on the compensation that the Company may deduct in any one year with respect to each of its most highly compensated executive officers, unless certain conditions are met. There is an exception to the $1 million limitation for performance-based compensation meeting certain requirements.

The Company currently grants awards intended to meet this exception including annual cash incentive awards, stock option awards, and PSAs. Grants of restricted stock or stock units that vest solely on the basis of service do not qualify for the exception. To maintain flexibility in compensating NEOs in a manner designed to promote varying Company goals, our Compensation Committee has not adopted a policy requiring all compensation to be deductible. Our Compensation Committee may approve compensation or changes to plans, programs or awards that may cause the compensation or awards to exceed the limitation under Section 162(m) if it determines that action is appropriate and in our best interests.

BARNES GROUP INC. 2016 PROXY STATEMENT	33

COMPENSATION DISCUSSION AND ANALYSIS

Internal Revenue Code Section 280G

The Company also periodically reviews the severance agreements entered into between the Company and the NEOs to assess the impact of Section 280G of the Internal Revenue Code. Currently, the severance agreements do not provide for any gross-up to compensate our NEOs for taxes incurred under Section 4999 of the Internal Revenue Code as a consequence of “golden parachute” payments upon a change-in-control. Nor do they preclude the possibility that, in certain circumstances, the compensation payable in the event of a change in control under the agreements or other plans and arrangements may be non-deductible by the Company under Section 280G of the Internal Revenue Code.

Accounting for Equity Compensation

The Company accounts for its stock-based employee compensation plans at fair value on the grant date and recognizes the related cost in its consolidated statement of income in accordance with accounting standards related to share-based payments. The fair values of stock options are estimated using the Black-Scholes option-pricing model based on certain assumptions. The fair values of RSU awards and PSA awards with a performance condition are estimated based on the fair market value of the Company’s stock price on the grant date. The fair values of PSA awards with a market condition are estimated using a Monte Carlo valuation model based on certain assumptions.

34	BARNES GROUP INC. 2016 PROXY STATEMENT

COMPENSATION COMMITTEE REPORT

To Our Fellow Stockholders at Barnes Group Inc.

We, the Compensation and Management Development Committee of the Board of Directors of Barnes Group Inc., have reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement and, based on such review and discussion, have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE

Mylle H. Mangum, Chair
Gary G. Benanav
Francis J. Kramer

BARNES GROUP INC. 2016 PROXY STATEMENT	35

RISK OVERSIGHT AND ASSESSMENT POLICIES AND PRACTICES

Our Audit Committee is ultimately responsible for overall risk oversight for the Company generally. See “Board Role in Risk Oversight” on page 8. The Compensation Committee evaluates and reviews our incentive compensation arrangements annually based on an inventory of all relevant compensation programs prepared by the Human Resources department which includes details of the principal features of the programs, including key risk mitigation factors to ensure that our employees, including our NEOs, are not encouraged to take unnecessary risks in managing our business. These factors include:

•	Our target total direct compensation mix represents a balance of short-term and long-term incentive based compensation, that focuses on both short-term and long-term goals and provides a mixture of cash and equity-based compensation;

•	Our annual long-term incentive awards vest over three or more years;

•	Our short-term incentive awards are tied to multiple performance-driven financial metrics;

•	Payments under our short-term and long-term incentive programs are capped;
•	We have stock ownership requirements for our executive officers, as well as certain other members of Company leadership, which ensure alignment with our stockholders’ interests over the long term;

•	On an annual basis, our executive officers confirm compliance with both our Code of Business Ethics and Conduct and our Securities Law Compliance Policy; and

•	We have formal clawback agreements with our executive officers.

The Compensation Committee also consults with and makes certain recommendations to the Board regarding the Company’s compensation programs as necessary. Based on its evaluation, the Compensation Committee has concluded that the overall structure of the compensation programs for NEOs and Company-wide employees are designed with the appropriate balance of risk and reward in relation to the Company’s overall business strategy and are not reasonably likely to have a material adverse effect on the Company.

36	BARNES GROUP INC. 2016 PROXY STATEMENT

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE FOR 2015, 2014, AND 2013

The following table sets forth the compensation earned by our NEOs for the fiscal years ended December 31, 2015, 2014, and 2013:

Name and Principal Position	Year	Salary		Bonus	Stock Awards[1]	Option Awards[2]	Non-Equity Incentive Plan Compensation[3]	Change in Pension Value and Nonqualified Deferred Compensation Earnings[4]	All Other Compensation[5]	Total
Patrick J. Dempsey	2015	$793,750	*	—	$2,539,258	$579,506	$ 267,840	$ 249,522	$ 95,482	$4,525,358
President and Chief	2014	768,750		—	2,130,065	443,912	1,538,220	1,622,098	141,129	6,644,174
Executive Officer	2013	700,000		—	1,588,668	371,030	881,567	253,304	123,261	3,917,830
Christopher J.	2015	461,000		—	608,817	139,364	102,895	32,892	262,522	1,607,490
Stephens, Jr.	2014	461,000		—	762,575	159,663	609,995	88,646	362,296	2,444,175
Senior Vice	2013	453,585		—	875,508	135,805	382,238	10,912	165,604	2,023,652
President, Finance and Chief Financial Officer
Scott A. Mayo	2015	425,000		—	428,650	98,789	68,799	—	44,113	1,065,351
Senior Vice	2014	336,799		—	1,069,840	72,978	305,952	—	138,434	1,924,003
President and President, Barnes Industrial
Richard R. Barnhart	2015	375,000		—	408,698	93,497	33,480	102,396	67,631	1,080,702
Senior Vice	2014	375,000		—	426,618	89,508	386,468	207,608	45,471	1,530,673
President and President, Barnes Aerospace	2013	334,750		—	419,873	—	—	32,401	30,102	817,126
Dawn N. Edwards	2015	296,000		—	256,344	58,215	59,460	8,538	121,010	799,567
Senior Vice	2014	296,000		—	410,385	83,460	352,500	174,222	96,364	1,412,931
President,	2013	296,000		—	488,327	64,010	220,886	—	80,568	1,149,791
Human Resources

*	Pro rata amount taking into account Mr. Dempsey’s increase in salary from $775,000 to $800,000, effective April 1, 2015.

[1]	Stock Awards represent the aggregate grant date fair value of RSUs and PSAs granted to NEOs under the Stock and Incentive Award Plan. PSA awards vest upon satisfying established performance and market goals. In addition to the RSU value, the value disclosed in this column for the PSA awards for Messrs. Dempsey, Stephens, Mayo, and Barnhart and Mses. Edwards represents the amount of compensation if target goals are met. The maximum grant date fair value of the PSA awards granted in 2015 was $3,112,956 for Mr. Dempsey, $746,795 for Mr. Stephens, $526,687 for Mr. Mayo, $503,104 for Mr. Barnhart, and $314,440 for Ms. Edwards. All three measures of the PSA awards allow an NEO to receive up to 250% of the target amount. The fair value of the performance based portion of the awards was determined based on the market value of Common Stock on the date of grant and the fair value of the market based portion of awards was determined based on a Monte Carlo valuation method; as described in the note on Stock-Based Compensation in the notes to the Company’s consolidated financial statements filed with the Annual Report on Form 10-K for the respective year-end. The values disclosed in this column for 2014 include special recognition RSU and PSA awards. The 2014 stock awards for Mr. Mayo include new hire awards.

[2]	Option Awards represent the aggregate grant date fair value of stock options granted to NEOs under the Stock and Incentive Award Plan. The fair value was determined by using the Black-Scholes option pricing model applied consistently with the Company’s practice, as described in the note on Stock-Based Compensation in the notes to the Company’s consolidated financial statements filed with the Annual Report on Form 10-K for the respective year-end.

[3]	Non-Equity Incentive Plan Compensation which were paid in February 2016 includes amounts earned under the PLBP for all NEOs.

[4]

The amount listed in Change in Pension Value and Nonqualified Deferred Compensation Earnings represents the annual increase in pension value for all of the Company’s defined benefit retirement programs. All assumptions are as detailed in the notes to the Company’s

BARNES GROUP INC. 2016 PROXY STATEMENT	37

EXECUTIVE COMPENSATION

consolidated financial statements filed with the Annual Report on Form 10-K for the respective year-end, with the exception of the following: retirement age for all plans is assumed to be the older of the unreduced retirement age, as defined by each plan, or age as of December 31, 2015, December 31, 2014 or December 31, 2013, as applicable, and no pre-retirement mortality, disability, or termination is assumed. The U.S. discount rates of 4.65%, 4.25% and 5.20%, respectively, are detailed in the Management’s Discussion & Analysis filed with the Annual Report on Form 10-K for the respective year-end. Year-over-year changes in pension value generally are driven in large part due to changes in actuarial assumptions underlying the calculations as well as increase in service, age, and compensation. In particular, of the increase in Mr. Dempsey’s pension value in 2014, $709,671 was due to changes in actuarial assumptions, and $912,427 was due to changes in service, age, and compensation.

The Change in Pension Value and Nonqualified Deferred Compensation Earnings is segregated by plan in the following table:

Name and Principal Position	Plan Name	Year	Amounts
Patrick J. Dempsey President and Chief Executive Officer	SRIP	2015	$23,454
	RBEP	2015	N/A	[a]
	MSSORP	2015	226,068
	SERP	2015	N/A
	TOTAL	2015	249,522
	SRIP	2014	$169,813
	RBEP	2014	N/A	[a]
	MSSORP	2014	1,452,285
	SERP	2014	N/A
	TOTAL	2014	1,622,098
	SRIP	2013	$(22,962)
	RBEP	2013	N/A	[a]
	MSSORP	2013	276,266
	SERP	2013	N/A
	TOTAL	2013	253,304
Christopher J. Stephens, Jr. Senior Vice President, Finance and Chief Financial Officer	SRIP	2015	$32,892
	RBEP	2015	N/A	[a]
	MSSORP	2015	N/A
	SERP	2015	N/A
	TOTAL	2015	32,892
	SRIP	2014	$88,646
	RBEP	2014	N/A	[a]
	MSSORP	2014	N/A
	SERP	2014	N/A
	TOTAL	2014	88,646
	SRIP	2013	$10,912
	RBEP	2013	N/A	[a]
	MSSORP	2013	N/A
	SERP	2013	N/A
	TOTAL	2013	10,912
Scott A. Mayo Senior Vice President, Barnes Group Inc., and President, Barnes Industrial	SRIP	2015	N/A
	RBEP	2015	N/A
	MSSORP	2015	N/A
	SERP	2015	N/A
	TOTAL	2015	N/A
	SRIP	2014	N/A
	RBEP	2014	N/A
	MSSORP	2014	N/A
	SERP	2014	N/A
	TOTAL	2014	N/A
	SRIP	2013	N/A
	RBEP	2013	N/A
	MSSORP	2013	N/A
	SERP	2013	N/A
	TOTAL	2013	N/A

38	BARNES GROUP INC. 2016 PROXY STATEMENT

EXECUTIVE COMPENSATION

Name and Principal Position	Plan Name	Year	Amounts
Richard R. Barnhart Senior Vice President, Barnes Group Inc., and President, Barnes Aerospace	SRIP	2015	$45,850
	RBEP	2015	56,546
	MSSORP	2015	N/A
	SERP	2015	N/A
	TOTAL	2015	102,396
	SRIP	2014	$144,193
	RBEP	2014	63,415
	MSSORP	2014	N/A
	SERP	2014	N/A
	TOTAL	2014	207,608
	SRIP	2013	$9,002
	RBEP	2013	23,399
	MSSORP	2013	N/A
	SERP	2013	N/A
	TOTAL	2013	32,401
Dawn N. Edwards Senior Vice President, Human Resources	SRIP	2015	$8,538
	RBEP	2015	N/A	[a]
	MSSORP	2015	N/A
	SERP	2015	N/A
	TOTAL	2015	8,538
	SRIP	2014	$174,222
	RBEP	2014	N/A	[a]
	MSSORP	2014	N/A
	SERP	2014	N/A
	TOTAL	2014	174,222
	SRIP	2013	$(25,525)
	RBEP	2013	N/A	[a]
	MSSORP	2013	N/A
	SERP	2013	N/A
	TOTAL	2013	(25,525)

Consistent with financial calculations in the notes to the Company’s consolidated financial statements filed with the Annual Report on Form 10-K for the fiscal years ending December 31, 2015, December 31, 2014 and December 31, 2013, it is assumed that the form of payment is a life annuity for the SRIP, the RBEP, the Supplemental Executive Retirement Plan (SERP) and the MSSORP. The 2015, 2014, and 2013 qualified plan limits of $265,000, $260,000 and $255,000, respectively, have been incorporated.

[a]	The amounts listed for Mr. Stephens and Ms. Edwards assumes that they will vest under the Barnes Group 2009 Deferred Compensation Plan and therefore would not be eligible to receive benefits under the RBEP. The amounts listed for Mr. Dempsey assume that he would vest under the MSSORP and therefore would not be eligible to receive benefits under the RBEP.

BARNES GROUP INC. 2016 PROXY STATEMENT	39

EXECUTIVE COMPENSATION

[5]	The compensation represented by the amounts for 2015 set forth in the All Other Compensation column for the NEOs is detailed in the following table:

Name and Principal Position	Year	Taxes Paid on All Other Compensation[a]	Life Insurance Premiums[b,c,d]	Deferred Compensation Plan[e]	Relocation[f]	Other[g]	All Other Perquisites[h]	Total
Patrick J. Dempsey President and Chief Executive Officer	2015	$39,598	$41,796	$ —	$ —	$ 7,800	$ 6,288	$ 95,482
Christopher J. Stephens, Jr. Senior Vice President, Finance and Chief Financial Officer	2015	40,186	42,416	161,395	—	7,800	10,725	262,522
Scott A. Mayo Senior Vice President, Barnes Group Inc., and President, Barnes Industrial	2015	3,570	2,615	—	6,528	31,400	—	44,113
Richard R. Barnhart Senior Vice President, Barnes Group Inc., and President, Barnes Aerospace	2015	—	59,831	—	—	7,800	—	67,631
Dawn N. Edwards Senior Vice President, Human Resources	2015	15,013	19,901	76,796	—	7,800	1,500	121,010

[a]	This column represents the reimbursement of taxes paid on eligible compensation included in the All Other Compensation table for the NEOs in accordance with the Company’s policies and practices. For Messrs. Dempsey and Stephens and Ms. Edwards, includes taxes paid pursuant to the terms of the SEELIP, under which the Company pays the policy premiums, and pays the income tax liability arising from its payment of the premiums and taxes. As previously disclosed, the SEELIP was closed to new participants effective April 1, 2011.

[b]	Payments made under the SEELIP for Messrs. Dempsey, Stephens, and Ms. Edwards. Under the SEELIP, the Company pays the premiums for the individual life insurance policies that are owned by the participants, with the life insurance coverage equal to four times base salary, and the Company pays the participating NEO’s income tax liability arising from its payment of the premiums and taxes, therefore, incurring no out-of-pocket expense for the policies. The Company generally ceases to pay policy premiums on termination of employment, unless the NEO has attained age 62 and 10 years of service, in which case the Company continues to pay premiums and tax gross-ups in retirement.

[c]	Payments made under the EGTLIP for Mr. Mayo. The SEELIP was closed to new or rehired executives effective April 1, 2011, and the Company established the EGTLIP for new NEOs and other eligible executives. Under the EGTLIP, the Company pays the premiums for individual life insurance policies that are owned by the participants, with the life insurance coverage equal to four times base salary. The employee owns the policy and is responsible for any tax liability (no tax gross-up) resulting from this program. The Company ceases to pay policy premiums on termination of employment.

[d]	Payments made under the ELIP for Mr. Barnhart. Under the ELIP, the Company pays the premiums for individual life insurance policies that are owned by the participants, with the life insurance coverage equal to four times base salary. The employee owns the policy and is responsible for any tax liability (no tax gross-up) resulting from this program. The Company ceases to pay policy premiums on termination of employment.

[e]	The amount listed as deferred compensation for Mr. Stephens and Ms. Edwards includes employer contributions to the Barnes Group 2009 Deferred Compensation Plan.

[f]	Mr. Mayo received relocation benefits consistent with Company policy and practices. The relocation costs included an allowance for incidentals and costs for the moving of household goods. In addition, Mr. Mayo received a tax gross-up on all items considered to be taxable, which are reflected in the Taxes Paid on All Other Compensation column.

[g]	Consists of matching contributions made by the Company under the RSP which is a plan generally available to most U.S. based employees, including the NEOs. For Mr. Mayo, who was not eligible to participate in the SRIP, this also includes a retirement contribution of 4% of eligible earnings under the RC component of the RSP. Contributions made by the Company under its health savings account plan which is also a plan generally available to most U.S. based employees, including the NEOs, are not included; the maximum allowable Company contributions under this plan were $1,000 in 2015.

[h]	Included in All Other Perquisites are payments made for financial planning and tax preparation services for Messrs. Dempsey and Stephens, and Ms. Edwards and executive physicals for Messrs. Dempsey and Stephens.

40	BARNES GROUP INC. 2016 PROXY STATEMENT

EXECUTIVE COMPENSATION

GRANTS OF PLAN-BASED AWARDS IN 2015

For a discussion regarding the PLBP and the Stock and Incentive Award Plan, please see the CD&A. The vesting schedule for outstanding PSAs, RSUs, and stock option awards are set forth in the footnotes to the “Outstanding Equity Awards at Fiscal Year End” table.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)[3]	Exercise or Base Price of Option Awards ($/Sh)[4]	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
P. Dempsey	2/11/2015								65,700	36.31000	579,506
	2/11/2015							23,800			864,178
	2/11/2015[1]				13,068	39,600	99,000				1,675,080
	[2]	150,000	600,000	1,800,000
C. Stephens, Jr.	2/11/2015								15,800	36.31000	139,364
	2/11/2015							5,700			206,967
	2/11/2015[1]				3,135	9,500	23,750				401,850
	[2]	57,625	230,500	691,500
S. Mayo	2/11/2015								11,200	36.31000	98,789
	2/11/2015							4,000			145,240
	2/11/2015[1]				2,211	6,700	16,750				283,410
	[2]	53,125	212,500	637,500
R. Barnhart	2/11/2015								10,600	36.31000	93,497
	2/11/2015							3,800			137,978
	2/11/2015[1]				2,112	6,400	16,000				270,720
	[2]	46,875	187,500	562,500
D. Edwards	2/11/2015								6,600	36.31000	58,215
	2/11/2015							2,400			87,144
	2/11/2015[1]				1,320	4,000	10,000				169,200
	[2]	33,300	133,200	399,600

[1]	This row sets forth the range of the number of shares of Common Stock that could be issued under PSAs granted in 2015 under the Stock and Incentive Award Plan.

[2]	This row sets forth the range of the potential amounts payable under the PLBP for all NEOs.

[3]	Stock options granted under the Stock and Incentive Award Plan are described in the “Outstanding Equity Awards at Fiscal-Year End” table.

[4]	Each option has an exercise price equal to the fair market value of Common Stock at the time of grant, as determined by the last trading price per share of Common Stock during regular trading hours on the grant date of the option.

BARNES GROUP INC. 2016 PROXY STATEMENT	41

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes equity awards granted to the Company’s NEOs that remain outstanding as of December 31, 2015:

			Option Awards				Stock Awards
Name	Notes	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)[1]	Option Expiration Date[2]	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)[3]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[3]
P. Dempsey	4	02/11/2015		65,700	$36.31000	02/11/2025
	4	02/12/2014	10,267	20,533	$37.13000	02/12/2024
	4	02/12/2014	1,967	3,933	$37.13000	02/12/2024
	4	03/01/2013	16,867	8,433	$26.32000	03/01/2023
	4	02/12/2013	10,267	5,133	$24.24000	02/12/2023
	4	02/08/2012	13,000		$26.59000	02/08/2022
	4	02/09/2011	16,400		$20.69000	02/09/2021
	4	02/08/2010	24,600		$15.26500	02/08/2020
	6	02/11/2015					23,800	$842,282
	5	02/11/2015							39,600	$ 1,401,444
	6	02/12/2014					2,066	$ 73,116
	6	02/12/2014					10,799	$382,177
	5	02/12/2014							27,000	$ 955,530
	5	02/12/2014							5,100	$ 180,489
	6	03/01/2013					4,533	$160,423
	5	03/01/2013							22,600	$ 799,814
	6	02/12/2013					2,733	$ 96,721
	5	02/12/2013							13,700	$ 484,843
C. Stephens, Jr.	4	02/11/2015		15,800	$36.31000	02/11/2025
	4	02/12/2014	3,134	6,266	$37.13000	02/12/2024
	4	02/12/2014	1,267	2,533	$37.13000	02/12/2024
	4	02/12/2013	10,467	5,233	$24.24000	02/12/2023
	4	02/08/2012	13,600		$26.59000	02/08/2022
	4	02/09/2011	10,000		$20.69000	02/09/2021
	6	02/11/2015					5,700	$201,723
	5	02/11/2015							9,500	$ 336,205
	6	02/12/2014					1,333	$ 47,175
	6	02/12/2014					3,266	$115,584
	5	02/12/2014							3,300	$ 116,787
	5	02/12/2014							8,200	$ 290,198
	6	02/12/2013					2,799	$ 99,057
	5	02/12/2013							14,000	$ 495,460
	7	02/08/2012					9,400	$332,666
S. Mayo	4	02/11/2015		11,200	$36.31000	02/11/2025
	4	03/17/2014	1,917	3,833	$38.96000	03/17/2024
	6	02/11/2015					4,000	$141,560
	5	02/11/2015							6,700	$ 237,113
	8	03/17/2014					4,175	$147,753
	6	03/17/2014					2,066	$ 73,116
	5	03/17/2014							5,150	$ 182,259
	5	03/17/2014							8,350	$ 295,507

42	BARNES GROUP INC. 2016 PROXY STATEMENT

EXECUTIVE COMPENSATION

			Option Awards				Stock Awards
Name	Notes	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)[1]	Option Expiration Date[2]	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)[3]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[3]
R. Barnhart	4	02/11/2015		10,600	$36.31000	02/11/2025
	4	02/12/2014	1,967	3,933	$37.13000	02/12/2024
	4	02/12/2014	501	999	$37.13000	02/12/2024
	6	02/11/2015					3,800	$134,482
	5	02/11/2015							6,400	$ 226,496
	6	02/12/2014					533	$ 18,863
	6	02/12/2014					2,066	$ 73,116
	5	02/12/2014							1,300	$ 46,007
	5	02/12/2014							5,100	$ 180,489
	6	08/01/2013					6,066	$214,676
	6	02/12/2013					731	$ 25,870
	5	02/12/2013							2,195	$ 77,681
D. Edwards	4	02/11/2015		6,600	$36.31000	02/11/2025
	4	02/12/2014	1,434	2,866	$37.13000	02/12/2024
	4	02/12/2014	867	1,733	$37.13000	02/12/2024
	4	02/12/2013	4,934	2,466	$24.24000	02/12/2023
	4	02/08/2012	6,300		$26.59000	02/08/2022
	4	02/09/2011	13,500		$20.69000	02/09/2021
	4	02/13/2008	6,150		$26.38005	02/13/2018
	4	02/14/2007	5,700		$22.33500	02/14/2017
	6	02/11/2015					2,400	$ 84,936
	5	02/11/2015							4,000	$ 141,560
	6	02/12/2014					1,533	$ 54,253
	6	02/12/2014					933	$ 33,019
	5	02/12/2014							2,300	$ 81,397
	5	02/12/2014							3,900	$ 138,021
	6	02/12/2013					1,299	$ 45,972
	5	02/12/2013							6,600	$ 233,574

[1]	Stock option grants awarded from 2007 to 2010 represents the mean between the highest and the lowest stock price of a share of Common Stock on the grant date of the option. Stock option grants awarded from 2011 to 2015 represents the last trading price during regular trading hours per share of Common Stock on the grant date.

[2]	The options terminate 10 years after the grant date.

[3]	Market value reflects the closing price on December 31, 2015, of $35.39.

[4]	The option vests at 33.34% on the eighteenth month and 33.33% on each of the thirtieth and forty-second month anniversaries of the grant date.

[5]	The PSA vests on the third anniversary of the grant date subject to the achievement of performance goals.

[6]	The RSU award vests one-third on the eighteenth month, thirtieth month and forty-second month anniversaries of the grant date.

[7]	The RSU award vests one-third on the twenty-fourth month, thirty-sixth month and forty-eighth month anniversaries of the grant date.

[8]	The RSU award vests 50% on March 17, 2015 and 50% on March 17, 2016.

BARNES GROUP INC. 2016 PROXY STATEMENT	43

EXECUTIVE COMPENSATION

OPTION EXERCISES AND STOCK VESTED

The following table provides information on the value realized by each of the NEOs as a result of the exercise of stock options and stock awards that vested during fiscal year 2015:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]
P. Dempsey	126,466	$2,521,887	33,882	$1,335,951
C. Stephens, Jr.	—	—	40,720	1,581,915
S. Mayo	—	—	5,209	207,215
R. Barnhart	—	—	7,522	283,421
D. Edwards	10,833	271,177	16,437	654,786

[1]	Amount reflects the difference between the exercise price of the option and the market value at the time of exercise.

[2]	Amount reflects the market value of the stock on the day the stock vested.

PENSION BENEFITS

The following table sets forth pension or other benefits providing for payment at, following, or in connection with retirement granted or accrued to the Company’s NEOs in 2015:

Name and Principal Position	Plan Name	Number of Years of Credited Service (12/31/2015)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year
Patrick J. Dempsey	SRIP	15.167	$ 580,423	$ —
President and Chief Executive Officer	RBEP	15.167	N/A	$ —
	MSSORP	15.167	3,042,119	$ —

Christopher J. Stephens, Jr.	SRIP	6.917	$ 263,311	$ —
Senior Vice President, Finance and Chief Financial Officer	RBEP	6.917	N/A	$ —
	MSSORP	6.917	N/A	$ —

Scott A. Mayo	SRIP	N/A	N/A	$ —
Senior Vice President, Barnes Group Inc. and President, Barnes Industrial	RBEP	N/A	N/A	$ —
	MSSORP	N/A	N/A	$ —

Dawn N. Edwards	SRIP	17.250	$ 524,742	$ —
Senior Vice President,	RBEP	17.250	N/A	$ —
Human Resources	MSSORP	17.250	N/A	$ —

Richard R. Barnhart	SRIP	10.667	$ 514,144	$ —
Senior Vice President, Barnes Group Inc. and President, Barnes Aerospace	RBEP	10.667	156,735	$ —
	MSSORP	10.667	N/A	$ —

[1]	All assumptions are as detailed in the notes to the consolidated financial statements for the fiscal year ended December 31, 2015, including a discount rate of 4.65% with the exception of the following:

•	Retirement age for all plans is assumed to be the later of unreduced retirement age, as defined by each plan, or age as of December 31, 2015.

•	No pre-retirement mortality, disability, or termination is assumed.

44	BARNES GROUP INC. 2016 PROXY STATEMENT

EXECUTIVE COMPENSATION

[2]	Consistent with financial disclosure calculations, it is assumed that the form of payment is a life annuity for the SRIP, the RBEP and the MSSORP.

[3]	The 2015 qualified plan compensation limit of $265,000 has been incorporated.

[4]	The terms of (i) the RBEP plan document, as amended and restated effective January 1, 2013, and as further amended on December 12, 2014 and (ii) the terms of the MSSORP plan document, as amended and restated effective January 1, 2009 have been reflected in the December 31, 2015 SEC disclosure tables. Subsequent amendments as of December 30, 2009 and December 14, 2014 to the MSSORP plan document are likewise reflected in the December 31, 2015 SEC disclosure tables.

[5]	Internal Revenue Code Section 415 limits are not reflected for these calculations. Note that the limits would only affect the distribution of amounts between the qualified and non-qualified plans.

DISCUSSION CONCERNING PENSION BENEFITS TABLE

We provide benefits to our NEOs under the following three pension plans:

•	Salaried Retirement Income Plan (SRIP);

•	Retirement Benefit Equalization Plan (RBEP); and

•	Modified Supplemental Senior Officer Retirement Plan (MSSORP).

The SRIP is a broad-based tax-qualified defined benefit pension plan. The RBEP and the MSSORP are non-tax-qualified supplemental executive retirement plans that provide more generous benefits than are available under the SRIP to certain designated employees and senior level officers, including certain of our NEOs as described below.

SALARIED RETIREMENT INCOME PLAN

The SRIP is a defined benefit pension plan designed to provide income after retirement to eligible employees and their beneficiaries. All NEOs other than Mr. Mayo participate in the SRIP Plan. As described below, given the closure of the SRIP to employees hired on or after January 1, 2013, Mr. Mayo will receive an annual retirement contribution under the RSP of 4% of eligible earnings subject to 5 year graded vesting.

Under the SRIP each eligible employee receives credit for benefit accrual and vesting purposes equal to the number of full months elapsed from the date the employee becomes a participant until the date the participant is no longer employed by the Company. The formula for benefit purposes ranges from 0.5% to 2.5% of a participant’s highest five consecutive years of covered compensation (which generally includes base salary). A participant is 100% vested after five years of service. Benefits are generally structured to be paid upon retirement.

The normal retirement date under the SRIP is the first day of the month following (1) a participant’s 65th birthday or (2) if hired after age 60, the month the participant achieves five years of service. Participants are eligible for early retirement if they have completed 10 years of vesting service and have reached age 55. A participant whose employment terminates before he or she is eligible to retire on account of normal or early retirement but who has otherwise met the vesting requirements of the SRIP is entitled to a deferred vested retirement benefit.

In 2006, the benefit formula for calculating benefits under the SRIP was changed for credited service earned on and after January 1, 2007. The following table shows the calculation of the basic retirement benefit for credited service earned as of December 31, 2006 under the prior formula, and for credited service earned on and after January 1, 2007:

	Benefit Accrual Rate
	For Credited Service Earned as of 12/31/2006	For Credited Service Earned on and after 1/1/2007
Final Average Earnings up to Covered Compensation times Credited Service up to 25 years times	1.85%	1.5%
Plus
Final Average Earnings above Covered Compensation times Credited Service up to 25 years times	2.45%	2.0%
Plus
Final Average Earnings times Credited Service over 25 years times	0.5%	0.5%

BARNES GROUP INC. 2016 PROXY STATEMENT	45

EXECUTIVE COMPENSATION

“Final Average Earnings” is the average of a participant’s highest 5 consecutive years’ compensation within the 10 years before retirement or termination of employment with the Company. Compensation includes all earnings paid to the participant as reported to the IRS on the participant’s Form W-2, but excludes overtime pay, bonuses, director’s fees, reimbursed expenses and any other additional form of earnings, including contributions made to or under any other form of benefit plan (e.g., a 401(k) or profit sharing plan). The 2015 qualified plan compensation limit is $265,000.

“Covered Compensation” is the average annual earnings used to calculate a participant’s Social Security benefit. Covered Compensation is based on the year in which a participant reaches his or her Social Security retirement age. It assumes that the participant will earn the maximum amount taxable by Social Security up to that time. Covered Compensation for a participant who reached age 65 and retired in 2015 was $75,000.

“Credited Service” is the total time a participant spends working at the Company that counts toward his or her pension benefit. Credited Service most often is the number of months the participant works for the Company.

The basic retirement benefit is reduced by the monthly amount of income payable to the participant attributable to employer contributions under any other tax-qualified defined benefit pension plan under which the participant receives credit for service which also constitutes credited service under the SRIP.

The normal retirement benefit of a participant will be his or her basic retirement benefit as determined above multiplied by 100% (minus any percentage attributable to the cost of a pre-retirement survivor annuity, if applicable) and multiplied by (a) the actuarial equivalent factor of the normal form of benefit for the participant or (b) the actuarial equivalent factor of any optional form of retirement benefit provided for under the SRIP that the participant elects to receive instead of the normal form. Optional forms of benefit include Contingent Annuity of 25%, 50%, 75% or 100%, 120 Months Certain and Life Option, Level Income Option, and Level Income and Contingent Annuity Option. As noted above, all NEOs participate in the SRIP other than Mr. Mayo, who joined the Company on March 17, 2014. The SRIP was closed to employees hired on or after January 1, 2013, with no impact to the benefits of existing participants. Certain salaried employees hired on or after January 1, 2013, including Mr. Mayo, receive an annual retirement contribution of 4% of eligible earnings through the Barnes Group Inc. Retirement Savings Plan.

RETIREMENT BENEFIT EQUALIZATION PLAN

The RBEP provides supplemental benefits for participants in the SRIP whose benefits are limited by statute or the Internal Revenue Code. For example, the Internal Revenue Code Section 415 limit (i.e. the annual contribution limit to a defined contribution plan ($53,000 through December 31, 2015) and the annual benefits payable from defined benefit plans ($210,000 through December 31, 2015)) and the Internal Revenue Code Section 401(a)(17) limit (i.e., earnings taken into account for tax-qualified plan purposes ($265,000 through December 31, 2015)). All NEOs are eligible to participate in the RBEP. Generally, the RBEP is structured to pay the participants the difference between the benefits paid under the SRIP and what the participant would have received but for the statutory limitations described in the SRIP. The RBEP takes into account base salary for purposes of determining the benefits accrued under the plan. All NEOs participate in the RBEP. The defined benefit RBEP was closed to new participants effective December 31, 2012, with no impact to the benefits of existing participants, and replaced with the defined contribution RBEP effective January 1, 2013.

46	BARNES GROUP INC. 2016 PROXY STATEMENT

EXECUTIVE COMPENSATION

MODIFIED SUPPLEMENTAL SENIOR OFFICER RETIREMENT PLAN

The MSSORP provides supplemental retirement benefits to selected employees of the Company including Mr. Dempsey. The MSSORP was closed to new participants on December 31, 2008 and replaced by the 2009 Deferred Compensation Plan.

The MSSORP provides certain early or normal retirement benefits to participants as follows. The normal retirement benefits under the MSSORP are equal to (a) minus the sum of (b), (c) and (d), where:

(a)	equals 55% of the participant’s final average compensation multiplied by the ratio (not to exceed 1.0) of his or her credited service to 15;

(b)	equals the participant’s SRIP benefit;

(c)	equals the participant’s Social Security benefit; and

(d)	equals the participant’s prior employer benefit.

The early retirement benefits under the MSSORP are equal to (a) minus the sum of (b), (c) and (d), where:

(a)	equals 55% of the participant’s final average compensation (which generally includes base salary and annual incentive compensation) multiplied by the ratio (not to exceed 1.0) of his or her credited service to the greater of 15 years or the credited service the participant would have completed had credited service continued to age 62 multiplied by a percentage factor (less than 100%) based on the participant’s age at the time that benefits commence;

(b)	equals the participant’s SRIP benefit as of such date;

(c)	equals the participant’s Social Security benefit; and
(d)	equals the participant’s prior employer benefit multiplied by the same percentage factor based on the participant’s age used in the calculation of (a).

The MSSORP is structured to cover any gaps of coverage under the SRIP and RBEP up to 55% of a participant’s final average compensation. This is because when an individual becomes eligible for the MSSORP, a portion of the benefits are based on amounts earned and vested under the SRIP and RBEP, which all vest prior to the MSSORP benefits.

“Final average compensation” has the same meaning as Final Average Earnings under the SRIP except that “final average compensation” is not subject to the IRS qualified plan compensation limits. In addition, “final average compensation” includes annual cash incentive awards. The “Qualified Plan benefit” is the annual pension benefit payable as a single life annuity upon the participant’s actual retirement date, excluding any portion of such annual pension benefit attributable to any period after, or any compensation earned after, the participant has a “separation from service” within the meaning of Internal Revenue Code Section 409A. “Social Security benefit” means the participant’s annual Social Security benefit. “Prior employer benefit” means any benefit paid or payable by any prior employer of the participant.

For participants who had attained age 55 as of January 1, 2009, distributions are made in the form of an annuity. For participants who had not attained age 55 as of January 1, 2009 (currently, all NEOs that participate in the plan), distributions generally are made in 5 installments over a 4-year period following retirement; provided, however, that if the participant terminates employment before attaining age 55, the participant is instead entitled to benefits under the RBEP.

BARNES GROUP INC. 2016 PROXY STATEMENT	47

EXECUTIVE COMPENSATION

NONQUALIFIED DEFERRED COMPENSATION

The following table sets forth information with regard to defined contribution or other plans that provide for the deferral of compensation on a basis that is not tax qualified by the Company’s NEOs in 2015:

NONQUALIFIED DEFERRED COMPENSATION TABLE FOR 2015

Name	Aggregate Beginning Balance in Last Fiscal Year	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals / Distributions	Aggregate Balance at Last Fiscal Year-End
Patrick J. Dempsey President and Chief Executive Officer	$ —	$ —	$ —	$ —	$ —	$ —
Christopher J. Stephens, Jr. Senior Vice President, Finance and Chief Financial Officer	690,127	—	161,365	(17,555)	—	833,937
Scott A. Mayo Senior Vice President, Barnes Group Inc., and President, Barnes Industrial	—	—	—	—	—	—
Richard R. Barnhart Senior Vice President, Barnes Group Inc., and President, Barnes Aerospace	—	—	—	—	—	—
Dawn N. Edwards Senior Vice President, Human Resources	326,597	—	76,796	(2,623)	—	400,770

The Barnes Group 2009 Deferred Compensation Plan (DC Plan) was authorized by the Board in July 2009 effective September 1, 2009. Officers of the Company who were elected or appointed on or after January 1, 2009 until April 1, 2012 when the DC Plan was closed to any new or rehired otherwise eligible executive, were eligible to participate in the DC Plan at the Board’s discretion. The DC Plan replaced the MSSORP which was closed to new participants as of December 31, 2008. Mr. Stephens and Ms. Edwards are the only NEOs that participate in the DC Plan.

There are no participant contributions to the DC Plan; rather, for each DC Plan participant, the Company credits an annual hypothetical contribution equal to 20% of the compensation above the Internal Revenue Code Section 401(a)(17) limit (i.e., earnings taken into account for tax-qualified plan purposes, currently $265,000) or such other amount determined by the Compensation Committee. The hypothetical contributions credited are adjusted according to the performance of investment options provided under the DC Plan. Each participant in the DC Plan determines from the investment options available how his or her fund will be invested. The DC Plan provides most of the same investment options as the Barnes Group Inc.

Retirement Savings Plan. Subject to the Company’s amendment and termination rights and other DC Plan and trust provisions, participants generally vest upon attaining the age of 55 and 10 years of service; provided that the Board may reduce the required years of service to five years for any given participant; and provided further that, for death and defined disabilities, vesting occurs if a participant is at least 55 with five years of service. Distributions under the DC Plan generally are made in five installments over a four-year period. If, at separation from service or death, a participant has satisfied the age and service conditions for the payment of a benefit under the DC Plan, a benefit under the RBEP will not be paid to the participant.

As of December 31, 2015 if Mr. Stephens was not a participant in the DC Plan, the present value of his accumulated benefit under the RBEP would be $220,732. As of December 31, 2015 if Ms. Edwards was not a participant in the DC Plan, the present value of her accumulated benefit under the RBEP would be $91,941. The amount that the Company contributes under the DC Plan is also included in the “All Other Compensation” column of the Summary Compensation Table for Mr. Stephens and Ms. Edwards.

48	BARNES GROUP INC. 2016 PROXY STATEMENT

EXECUTIVE COMPENSATION

POST TERMINATION AND CHANGE IN CONTROL BENEFITS

The Company has entered into certain agreements and maintains certain plans that will require the Company to provide compensation to the NEOs in the event of a termination of employment or a change in control of the Company. The key provisions of those arrangements are described below, and then the values of potential payments that would be due if termination of employment or a change in control occurred on December 31, 2015 are set forth in the tables following the description.

SEVERANCE AGREEMENT

All of our NEOs are eligible for certain severance benefits in connection with a change in control or a separation from service following a change in control under the terms of a severance agreement. Generally, our severance agreements are based on the same form agreement. The term of each severance agreement is one year with an automatic annual extension commencing on each January 1, unless the Company or the NEO provides written notice not later than September 30 of the preceding year of a determination not to extend the severance agreement. However, if a change in control occurs during the term of the severance agreement, the term will expire no earlier than 24 months after the month in which the change in control occurs. The Compensation Committee believes that the Company’s severance agreements for its NEOs help assure that the NEOs will act in the best interest of the stockholders in any proposed merger or acquisition transaction, even if they might face possible termination of employment as a result of such a transaction.

The severance agreements provide, among other things, that upon the occurrence of a change in control, NEOs are entitled to a cash payment equal to a prorated target annual bonus for the year in which the change in control occurs which will be credited against any annual bonus or incentive award that each NEO is otherwise entitled to receive with respect to such year.

In addition, if, following a change in control and during the applicable term of the severance agreement, a NEO’s employment is involuntarily terminated other than for cause or if the NEO voluntarily terminates employment for good reason, then each NEO is entitled to certain severance payments and benefits conditioned upon executing a release. These payments and benefits generally consist of the following:

•	An amount equal to two times the most recent base salary and two times the highest of (i) the annualized average bonus for up to three years prior (or such annualized year if applicable) to the (a) separation from service; or (b) change in control; or (ii) the target bonus for the year in which the separation from service occurs;

•	Cash payment equal to a prorated target bonus for the year in which the separation from service occurs (less any pro rata bonus previously paid for the same period);

•	Twenty-four months of additional age credit, benefit accruals and vesting credit under the Company’s non-qualified and qualified retirement plans, with the resulting benefits payable either at the times provided by such plans or in an actuarially equivalent lump sum on March 1 of the year following the year in which the date of termination occurs;

•	Twenty-four months of continued financial planning assistance at the Company’s expense;

•	Twenty-four months continued participation in any welfare plans of the Company (including medical, dental, death, disability, and the Company’s SEELIP, if applicable) in which the NEO was participating at the time of termination of employment or change in control; and

•	An additional payment each month during the 24-month period to gross-up the NEO for all taxes due on the medical and dental benefits payable under the severance agreement.

For purposes of the severance agreements, “good reason” generally includes a termination by an NEO, subject to an applicable cure period, for: (i) the assignment of any duties materially inconsistent with the NEO’s status as an executive officer or a material adverse alteration in the nature or status of the NEO’s responsibilities from such responsibilities in effect prior to the change in control, (ii) a reduction in the annual base salary of more than 5% or $20,000, (iii) greater than a 50-mile change in the location of Company executive offices, and (iv) the failure to follow procedures in the event of a termination for “cause.”

BARNES GROUP INC. 2016 PROXY STATEMENT	49

EXECUTIVE COMPENSATION

If, during the term of the severance agreement following a change in control, the Company disputes that an NEO’s employment has been involuntarily terminated other than for cause or that the NEO terminated employment for good reason, the Company may be obligated under the severance agreement to continue to pay the executive salary, bonus, benefits and perquisites as described above for the balance of the term of the severance agreement, in addition to the payments and benefits described above.

If an NEO becomes entitled to health, welfare, pension and other benefits of the same type as referred to above during the 24-month period following employment termination, the Company will stop providing these benefits and the NEO may be obligated to repay a portion of any benefits that were previously paid as described above in a lump sum.

The severance agreement also provides that, if any payment or benefit would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, the severance payments and benefits to the executive will be reduced if and to the extent that reducing the payments and benefits would result in the executive retaining a larger amount, on an after-tax basis, than if he or she received the entire amount of such payments and benefits and paid the applicable excise tax (i.e. the Company does not provide a tax gross-up for any excise taxes as a result of change in control benefits).

The severance (change in control) agreement supersedes any other agreements and plans that apply in the event that the executive’s employment with us is terminated following a change in control without cause or by the executive for good reason. The superseded agreements include the Barnes Group Inc. Executive Separation Pay Plan described below.

BARNES GROUP INC. EXECUTIVE SEPARATION PAY PLAN

During 2015, each of our NEOs was covered by the Executive Separation Pay Plan. The Executive Separation Pay Plan provides for severance payments and benefits to an eligible executive who experiences an involuntary separation from service without cause provided that, after December 31, 2008, such separation is not covered by a severance agreement. No payments or benefits are made to an executive whose employment is terminated due to misconduct of any type, including, but not limited to, violation of Company rules or policies or any activity which results in conviction of a felony or if the employment termination is a result of the sale of a business unit of the Company and the employee is offered employment by the purchaser within 30 days after the closing of the sale, in a comparable position and for substantially equivalent compensation and benefits as before the sale.

Under the Executive Separation Pay Plan, a terminated eligible NEO is entitled to minimum severance of one month’s base salary or the amount of accrued vacation pay, whichever is greater. In order to receive the higher severance benefit of 12 months’ salary continuation (or, 24 months’ salary and pro rata actual bonus in the case of Mr. Dempsey) plus accrued vacation pay, the eligible NEO must execute a release of claims acceptable to us. The salary portion is to be paid on regular payroll dates but payments may be delayed until six months after separation from service if necessary to comply with Internal Revenue Code Section 409A. The vacation pay portion is to be paid in a lump sum. The pro rata actual bonus to be paid to Mr. Dempsey would be paid in a lump sum. During the severance period, benefits will continue to be provided pursuant to medical, dental, flexible benefit and premium payments and benefits under the SEELIP, ELIP, or EGTLIP will be continued for NEOs.

ANNUAL INCENTIVE PLANS

Participants in the PLBP for any year whose employment is involuntarily terminated by the Company other than for cause on or after November 1 and before awards are paid for such year are eligible to receive prorated awards for such year based on actual performance, as are participants who by reason of retirement, death or disability. A participant whose employment terminates for any other reason before awards are paid for a year is not eligible to receive an award. The MICP is structured on the same terms and conditions as set forth in the PLBP.

50	BARNES GROUP INC. 2016 PROXY STATEMENT

EXECUTIVE COMPENSATION

RETIREMENT PLANS

The amount and form of pension benefits that would be paid upon a qualifying retirement under our SRIP, the RBEP and the MSSORP are disclosed in the Pension Table on page 44 and the accompanying discussion. Any additional retirement benefits that would be payable in the event of termination of employment or a change in control are shown in the “Potential Payments Upon Termination or Change in Control” tables below.

AWARDS GRANTED UNDER THE STOCK AND INCENTIVE AWARD PLAN

The following is a discussion of the standard terms of stock options, RSUs and PSA awards with respect to the effect of various types of termination of employment under the terms of those awards and in the event of a change in control, although these terms may vary by agreement and by person. Under all three types of awards, “retirement” refers to a termination of employment by the employee who has reached the age of 62 with five years of service.

STOCK OPTIONS

If the holder’s employment terminates other than by reason of death, disability or retirement or for cause, (i) the portion of the stock options that are exercisable as of the termination date will terminate; provided, however, if the employee is terminated by the Company without cause, the stock options that were exercisable as of the termination date will remain exercisable for one year from the date of termination and (ii) the portion of the stock options that have not become exercisable will be forfeited. If the holder’s employment terminates due to death or disability, the portion of the stock options that are not exercisable will immediately become exercisable and the stock options will be exercisable for a year after the termination date. If the holder’s employment terminates by reason of retirement and at least one year after the grant date, the portion of the stock options that are not yet exercisable will immediately become exercisable and the stock options will be exercisable for five years after the termination date. If the holder’s employment is terminated for cause, all outstanding stock options will terminate. If a change in control occurs and, in addition, within two years following the change of control there is a termination of employment by the Company without cause, termination by the employee with good reason, or termination on account of death, disability or retirement, the portion of the stock options that are not exercisable will immediately become exercisable and the stock options will be exercisable for two years after the termination date.

RESTRICTED STOCK UNIT AWARDS

If the holder’s employment terminates, other than due to death or disability or retirement, the unvested portion of the award terminates. If the holder’s employment is terminated due to death or disability, the unvested portion of the award vests in full. If the holder’s employment terminates by reason of retirement (so long as there is no cause), and if at least two years have passed since the grant date, then the portion of any RSUs that did not become non-forfeitable before the date of separation from service by retirement will become non-forfeitable on that date. If the holder’s employment is terminated for cause, the unvested portion of the award terminates. If a change in control occurs and, in addition, within two years following a change of control there is a termination of employment by the Company without cause, termination by the employee with good reason, or termination on account of death, disability or retirement, then any unvested RSUs will become vested on the date of the termination.

BARNES GROUP INC. 2016 PROXY STATEMENT	51

EXECUTIVE COMPENSATION

PERFORMANCE SHARE AWARDS

If a holder’s employment terminates due to death or disability before the completion of a three-year performance cycle, a prorated payout will be made at the target level as soon as administratively feasible. In the event of involuntary termination not for cause, a prorated number of shares will be earned on the basis of plan performance and will be paid at the end of the three-year cycle only if at least one-year of employment has occurred from the grant date until the termination date. If the holder’s employment terminates by reason of retirement (so long as there is no cause), and if at least two years have passed since the grant date, then a prorated number of shares earned on the basis of plan performance will be paid at the end of the three-year cycle. If the holder’s employment terminates by reason of retirement (so long as there is no cause), and if less than two years have passed since the grant date, then a prorated number of shares will be earned based on the lesser of plan performance or target level and will be paid at the end of the three-year cycle. If a holder’s employment terminates for any other reason, then all PSAs not earned as of the termination date terminate.

If there is a change in control during the three year performance cycle, and the holder’s employment is terminated by the Company without cause or by the employee for good reason within two years following the change of control, vesting of PSAs based on actual performance will occur for full years that have been completed and based on target for any remaining period.

52	BARNES GROUP INC. 2016 PROXY STATEMENT

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL1

The amount of compensation payable to each NEO if termination of employment or a change in control occurs, assuming a December 31, 2015 triggering event, is listed in the table below.

P. Dempsey	Voluntary Termination ($)[7]	For Cause Termination ($)[8]	Without Cause/Good Reason Termination ($)[9]	Death ($)[10]	Disability ($)[10,11]	Change in Control ($)[12]	Change in Control With Termination ($)[13]	Retirement ($)[14]
Cash Compensation/ Severance	—	—	$1,867,840	$267,840	$267,840	$332,160	$3,980,517	—
Additional Retirement Benefits[2]	—	—	—	—	—	—	$391,058	—
Continuation of Other Benefits[3]	—	—	$176,169	—	—	—	$337,337	—
Stock Options[4]	—	—	—	$133,720	$133,720	—	$133,720	—
Restricted Stock Units[5]	—	—	—	$1,554,718	$1,554,718	—	$1,554,718	—
Performance Share Awards[6]	—	—	$2,042,003	$2,509,151	$2,509,151	—	$3,822,120	—
TOTAL	$—	$—	$4,086,012	$4,465,429	$4,465,429	$332,160	$10,219,470	$—

C. Stephens, Jr.	Voluntary Termination ($)[7]	For Cause Termination ($)[8]	Without Cause/Good Reason Termination ($)[9]	Death ($)[10]	Disability ($)[10,11]	Change in Control ($)[12]	Change in Control With Termination ($)[13]	Retirement ($)[14]
Cash Compensation/Severance	—	—	$563,895	$102,895	$102,895	$127,605	$1,974,247	—
Additional Retirement Benefits[2]	—	—	—	—	—	—	$104,367	—
Continuation of Other Benefits[3]	—	—	$127,727	—	—	—	$240,453	—
Stock Options[4]	—	—	—	$58,348	$58,348	—	$58,348	—
Restricted Stock Units[5]	—	—	—	$796,204	$796,204	—	$796,204	—
Performance Share Awards[6]	—	—	$766,783	$878,852	$878,852	—	$1,238,650	—
TOTAL	$—	$—	$1,458,405	$1,836,299	$1,836,299	$127,605	$4,412,271	$—

S. Mayo	Voluntary Termination ($)[7]	For Cause Termination ($)[8]	Without Cause/Good Reason Termination ($)[9]	Death ($)[10]	Disability ($)[10,11]	Change in Control ($)[12]	Change in Control With Termination ($)[13]	Retirement ($)[14]
Cash Compensation/Severance	—	—	$493,799	$68,799	$68,799	$143,701	$1,832,655	—
Additional Retirement Benefits[2]	—	—	—	—	—	—	—	—
Continuation of Other Benefits[3]	—	—	$53,975	—	—	—	$92,949	—
Stock Options[4]	—	—	—	—	—	—	—	—
Restricted Stock Units[5]	—	—	—	$362,429	$362,429	—	$362,429	—
Performance Share Awards[6]	—	—	$318,510	$397,548	$397,548	—	$714,878	—
TOTAL	$—	$—	$866,284	$828,776	$828,776	$143,701	$3,002,911	$—

BARNES GROUP INC. 2016 PROXY STATEMENT	53

EXECUTIVE COMPENSATION

R. Barnhart	Voluntary Termination ($)[7]	For Cause Termination ($)[8]	Without Cause/Good Reason Termination ($)[9]	Death ($)[10]	Disability ($)[10,11]	Change in Control ($)[12]	Change in Control With Termination ($)[13]	Retirement ($)[14]
Cash Compensation/ Severance	—	—	$408,480	$33,480	$33,480	$154,020	$971,665	—
Additional Retirement Benefits[2]	—	—	—	—	—	—	$225,724	—
Continuation of Other Benefits[3]	—	—	$81,883	—	—	—	$148,766	—
Stock Options[4]	—	—	—	—	—	—	—	—
Restricted Stock Units[5]	—	—	—	$467,006	$467,006	—	$467,006	—
Performance Share Awards[6]	—	—	$228,678	$304,177	$304,177	—	$530,673	—
TOTAL	$—	$—	$719,041	$804,663	$804,663	$154,020	$2,343,834	$—

D. Edwards	Voluntary Termination ($)[7]	For Cause Termination ($)[8]	Without Cause/Good Reason Termination ($)[9]	Death ($)[10]	Disability ($)[10,11]	Change in Control ($)[12]	Change in Control With Termination ($)[13]	Retirement ($)[14]
Cash Compensation/ Severance	—	—	$355,460	$59,460	$59,460	$73,740	$1,206,514	—
Additional Retirement Benefits[2]	—	—	—	—	—	—	$43,611	—
Continuation of Other Benefits[3]	—	—	$74,044	—	—	—	$133,088	—
Stock Options[4]	—	—	—	$27,496	$27,496	—	$27,496	—
Restricted Stock Units[5]	—	—	—	$218,179	$218,179	—	$218,179	—
Performance Share Awards[6]	—	—	$379,852	$427,039	$427,039	—	$594,552	—
TOTAL	$—	$—	$809,356	$732,174	$732,174	$73,740	$2,223,440	$—

[1]	The value of equity awards vesting upon a change in control, death or disability are equal to the grant’s intrinsic value as of December 31, 2015 based on the closing market price of $35.39. Equity awards and non-equity incentive plan compensation that were fully vested by their terms as of December 31, 2015 are not included in the numbers shown above. For information on any outstanding fully-vested awards, see the “Outstanding Equity Awards at Fiscal Year End” Table.

[2]	The value of these benefits is based upon provisions of the change in control severance agreements with our NEOs whereby the executives are entitled to the value of additional retirement benefits that would have been earned had they continued employment for two additional years after employment termination.

[3]	The value of these benefits is based upon the Executive Separation Pay Plan and the change in control severance agreements with our NEOs whereby the executives are entitled to continued participation in the Company’s welfare and fringe benefit plans for 12 or 24 months upon covered terminations of employment, and continuation of premium payments and benefits under the SEELIP, ELIP, or EGTLIP as applicable. Although continued participation may cease to the extent the NEO subsequently has coverage elsewhere, the numbers set forth in the table above reflect an estimate of coverage for the maximum applicable time period.

[4]	Amounts reflect the difference between the exercise price of the option and the closing market price of $35.39 as of December 31, 2015. Options with a strike price greater than $35.39 are shown as $0. Equity awards that were fully vested by their terms as of December 31, 2015 are not included in the numbers shown above. Calculation assumes that stock options are exercised immediately, although severance agreements allow 2 years to exercise following a Change in Control and qualified termination and 1 year in the cases of death or disability. For information on any outstanding fully-vested awards, see the “Outstanding Equity Awards at Fiscal Year End” Table.

[5]	Amounts reflect the market value of the shares underlying the awards as of December 31, 2015 at the closing market price of $35.39 and do not include any value for that portion of the award with respect to which the participants accrued a vested interest by or on December 31, 2015. For information on any outstanding fully-vested awards, see the “Outstanding Equity Awards at Fiscal Year End” Table.

[6]	Amounts reflect the market value of the shares underlying the awards as of December 31, 2015 at the closing market price of $35.39 and assume target level performance and do not include any value for that portion of the award with respect to which the participants accrued a vested interest by or on December 31, 2015. No value is included in the Change in Control column because performance is unknown at December 31, 2015. For Without Cause/Good Reason Termination, performance shares granted over a year prior to the termination date are pro-rated at target. For death and disability, all unvested performance shares are prorated at target.

[7]	Relative to the Cash Compensation/Severance row of the table, no additional payment is due under the Annual Incentive Plans; participants must be employed on the date of payment to receive an award, so no award is payable.

[8]	Relative to the Cash Compensation/Severance row of the table, the Executive Separation Pay Plan stipulates no separation benefits are due if the executive is terminated for misconduct. Under the Annual Incentive Plans, the officer generally must be employed on the date of payment to receive an award. A retirement-eligible officer also gets no bonus under the Annual Incentive Plans if terminated for Cause.

54	BARNES GROUP INC. 2016 PROXY STATEMENT

EXECUTIVE COMPENSATION

[9]	The amount in the Cash Compensation/Severance row of the table equals one year’s salary (or two years’ salary for Dempsey) and includes a pro-rated award under the Annual Incentive Plans for all executives. Under the Annual Incentive Plans, an executive terminated other than for cause after October 31, 2015 is entitled to a pro-rated award. The amounts shown in the table assume performance at target levels for 2015 and future years.

[10]	Relative to the Cash Compensation/Severance row of the table, no additional salary is due upon death or disability, but, under the Annual Incentive Plans, the participant would be entitled to a pro-rated award for a death or disability on December 31, 2015. Participants’ beneficiaries would also be entitled to life insurance benefits as well as certain pension plan death benefits not shown in this table. Equity awards (other than performance shares) vest at date of death. No incremental value is shown for death because the table assumes death occurred on the last day of the year; the awards would then have already been earned.

[11]	Participants would be able to receive short-term disability and long-term disability payments available to all salaried employees which amounts are not shown in the table above. Participants would also accrue service under some of the pension plans during a period of disability. Equity awards (other than performance shares) vest upon the occurrence of a qualifying disability event. No incremental value is shown for disability because the table assumes disability occurred on the last day of the year; the awards would then have already been earned.

[12]	Upon a change in control event with continued employment, executives are entitled to a pro-rated target bonus. The table reflects a December 31, 2015 event. Since a portion of the 2015 bonus is earned as of December 31, 2015, the Cash Compensation/Severance row includes the excess (if any) of the full-year target bonus over the amount actually awarded for the year.

[13]	Executives are entitled to 2 years salary and a pro-rated target bonus upon a change in control. The table reflects a December 31, 2015 event. Since a portion of the 2015 bonus is earned as of December 31, 2015, the Cash Compensation/Severance row includes the excess (if any) of the full-year target bonus over the amount actually awarded for the year. Pro-rated bonus is based on target for all NEOs. Agreements separately provide for a bonus component of the severance benefit. For all NEOs, this is based on a 2x multiple of a 3-year average bonus or the target bonus if target is more favorable, for post-change in control termination. The severance benefits shown for Mr. Barnhart for a post-change in control termination has been reduced by $340,835, to the largest after-tax payment.

[14]	Equity awards only allow for retirement treatment if an executive retires at or after attaining age 62 with at least five years of service. No amounts are shown in this column as none of the NEOs was eligible to retire on December 31, 2015.

BARNES GROUP INC. 2016 PROXY STATEMENT	55

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information regarding securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2015.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)

Equity compensation plans approved by security holders:

Barnes Group Inc. Stock and Incentive Award Plan (2014 Plan)	1,401,926	[1]	25.63	[2]	6,767,432	[3]

Employee Stock Purchase Plan (ESPP)	—		—		297,205

Non-Employee Director Deferred Stock Plan, As Further Amended	52,800		—		—

Total	1,454,726		—		7,064,637

[1]	Included in this amount are 348,906 shares reserved for RSU awards, 321,639 shares reserved for PSAs assuming target performance, and 87,309 shares reserved for PSAs assuming above target performance.

[2]	Weighted-average exercise price excludes 670,545 shares for restricted stock awards with a zero exercise price.

[3]	The 2014 Plan allows for stock options and stock appreciation rights to be issued at a ratio of 1:1 and other types of incentive awards at a ratio of 2.84:1.

56	BARNES GROUP INC. 2016 PROXY STATEMENT

STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of March 21, 2016, the individuals and institutions set forth below are the only persons known by us to be beneficial owners of more than 5% of the outstanding shares of Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock
Bank of America Corporation and Affiliates[1] 100 N. Tryon Street Bank of America Corporate Center Charlotte, NC 28255	5,223,510	9.5%

BlackRock, Inc.[2] 55 East 52nd Street New York, NY 10022	4,855,136	8.8%

Vanguard Group Inc.[3] 100 Vanguard Boulevard Malvern, PA 19355	3,627,078	6.6%

Mr. Thomas O. Barnes[4] 123 Main Street Bristol, CT 06010	3,079,376	5.7%

Dimensional Fund Advisors LP5 6300 Bee Cave Road Building One Austin, TX 78746	2,834,075	5.2%

[1]	This information is based on a Schedule 13G/A filed by Bank of America Corporation (BoA) on February 16, 2016 with the SEC. As of December 31, 2015, BoA had shared voting power with respect to 5,152,823 shares and shared investment power with respect to 5,223,510 shares.

[2]	This information is based on a Schedule 13G/A filed by BlackRock, Inc. on January 25, 2016 with the SEC. As of December 31, 2015, BlackRock, Inc., together with affiliates identified in the Schedule 13G/A, had sole voting power with respect to 4,726,492 shares and sole investment power with respect to an aggregate of 4,855,136 shares.

[3]	This information is based on a Schedule 13G/A filed by Vanguard Group Inc. on February 10, 2016 with the SEC. As of December 31, 2015, Vanguard Group Inc., together with affiliates identified in the Schedule 13G, had sole voting power and shared investment power with respect to 68,206 shares and sole investment power with respect to 3,558,872 shares.

[4]	As of March 21, 2016, based on Company records, Mr. T. Barnes had sole voting and sole investment power with respect to 589,893 shares and sole voting and shared investment power with respect to 2,082,273 shares.

[5]	This information is based on a Schedule 13G filed by Dimensional Fund Advisors LP on February 9, 2016 with the SEC. As of December 31, 2015, Dimensional Fund Advisors LP, together with affiliates identified in the Schedule 13G, had sole voting power with respect to 2,777,806 shares and sole investment with respect to an aggregate amount of 2,834,075 shares.

BARNES GROUP INC. 2016 PROXY STATEMENT	57

STOCK OWNERSHIP

SECURITY OWNERSHIP OF DIRECTORS AND

EXECUTIVE OFFICERS

As of March 21, 2016, each of our directors and NEOs, and all directors and executive officers as a group beneficially owned the number of shares of Common Stock shown below. The number of shares reported as beneficially owned has been determined in accordance with Rule 13d-3 under the Exchange Act.

Name of Person or Group	Amount and Nature of Beneficial Ownership[1]	Percent of Common Stock
Thomas O. Barnes	3,079,376	5.7%
Richard R. Barnhart	29,857	*
Gary G. Benanav	83,085	*
William S. Bristow, Jr.	426,200	*
Patrick J. Dempsey	234,785	*
Dawn N. Edwards	92,969	*
Francis J. Kramer	10,474	*
Mylle H. Mangum	18,514	*
Scott A. Mayo	8,102	*
Hassell H. McClellan	18,900	*
William J. Morgan	35,843	*
JoAnna L. Sohovich	2,475	*
Christopher J. Stephens, Jr.	120,676	*
Current directors & executive officers as a group (16 persons)	4,203,198	7.8%

*	Less than 1% of Common Stock beneficially owned.

[1]	The named person or group has sole voting and investment power with respect to the shares listed in this column, except as set forth in this note.

Mr. T. Barnes has sole voting and sole investment power with respect to 589,893 shares and sole voting and shared investment power with respect to 2,082,273 shares. Of the shares of Common Stock owned by Mr. T. Barnes, 100,000 shares are pledged. Mr. Bristow has shared voting and shared investment power with respect to 30,418 shares which are held in an irrevocable trust. Of the shares of Common Stock owned by Mr. Bristow, 379,155 shares are held in a margin account and may be pledged from time to time in this account.

The shares listed for Messrs. T. Barnes, Barnhart, Benanav, Bristow, Dempsey, Kramer, Mayo, McClellan, Morgan and Stephens, Mses. Edwards, Mangum and Sohovich, and all directors and executive officers as a group include 0; 2,468; 0; 0; 93,368; 0; 1,917; 0; 0; 38,468; 38,885; 0; 0; and 187,175 shares, respectively, which they have the right to acquire within 60 days after March 21, 2016. The shares listed for Messrs. T. Barnes, Barnhart, Dempsey and Stephens, Ms. Edwards, and all directors and executive officers as a group include 35,446; 2,463; 4,166; 1,760; 14,227 and 58,066 shares, respectively, over which they have shared investment power. These shares are held under the Company’s Retirement Savings Plan. The shares listed for Messrs. T. Barnes, Benanav and Bristow and Ms. Mangum include 12,000 shares that each of them has the right to receive under the Non-Employee Director Deferred Stock Plan described above under the heading “Director Compensation in 2015.”

The shares listed for Messrs. T. Barnes, Barnhart, Benanav, Bristow, Dempsey, Kramer, Mayo, McClellan, Morgan and Stephens, Mses. Edwards, Mangum and Sohovich, and all directors and executive officers as a group do not include 679; 0; 679; 679; 0; 679; 0; 679; 679; 0; 0; 679; 679; and 5,432 shares, respectively, that the holders may have the right to receive on a future date (beyond 60 days from March 21, 2016) pursuant to RSU and performance share awards.

58	BARNES GROUP INC. 2016 PROXY STATEMENT

STOCK OWNERSHIP

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and beneficial owners of 10% or more of our Common Stock file reports with the SEC concerning their ownership, and changes in their ownership, of our

Common Stock. Based on our review of reports filed with the SEC and written representations from our directors and executive officers, we had one late filing for one transaction for Mr. William S. Bristow, Jr. in 2015.

RELATED PERSON TRANSACTIONS

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

We have a written policy regarding related person transactions. The policy covers all related person transactions or series of similar transactions. All related person transactions are to be in the best interests of the Company and its stockholders and, unless different terms are specifically approved or ratified by the Corporate Governance Committee, must be on terms that are no less favorable to us than would be obtained in a similar transaction with an unaffiliated third party under the same or similar circumstances. The Corporate Governance Committee may consider the following:

•	the extent of the related person’s interest in the transaction;

•	whether the transaction would create an actual or apparent conflict of interest;

•	the availability of other sources or comparable products or services, if applicable;

•	whether the item is generally available to substantially all employees, if applicable;

•	the benefit to the Company; and
•	the aggregate value of the transaction.

Our General Counsel is responsible for reviewing all related person transactions and taking all reasonable steps to ensure that all “material” related person transactions (those required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC) are presented to the Corporate Governance Committee for pre-approval or ratification in its discretion. Each director and executive officer is responsible for promptly notifying our General Counsel of any related person transaction in which such director or executive officer may be directly or indirectly involved as soon he or she becomes aware of a possible transaction.

For related person transactions that are not material, our General Counsel is to determine whether the transaction is in compliance with the policy. If a non-material related person transaction involves the General Counsel, the Chief Financial Officer assumes the responsibilities of the General Counsel with respect to the policy.

BARNES GROUP INC. 2016 PROXY STATEMENT	59

RELATED PERSON TRANSACTIONS

RELATED PERSON TRANSACTIONS FOR 2015

In 1999, the Company entered into collateral assignment split dollar life insurance agreements (“Agreements”), which replaced similar agreements that had been entered into in 1985, with our current Chairman of the Board and his sister. The insured under the policies is the father of our current Chairman of the Board. The current beneficiaries under the policies are our current Chairman and his sister. The Agreements were originally entered into when our current Chairman’s father was the Company’s chief executive officer and chairman of the board, and they were customary at the time. Since 1985, the Company has paid an annual premium of $49,500 for each policy as required under the Agreements. Upon termination of the Agreements or death of the insured, the Company is entitled to the greater of the aggregate premiums paid or the cash value of the policies. As of December 31, 2015, the death benefit of each policy was $3,326,921, the aggregate premiums paid by the Company for each policy was $1,665,844, and the cash value of each policy was $1,844,364.

AUDIT MATTERS

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management and the Company’s independent registered public accounting firm the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard (AS) No. 16, Communications with Audit Committees. The Audit Committee has received from the independent registered public accounting firm written disclosures and the letter required by the PCAOB’s Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the year-end audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct an audit in accordance with the standards of the PCAOB. That is the responsibility of management and the Company’s independent registered public accounting firm, respectively. In giving our recommendation to the Board, we have relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

THE AUDIT COMMITTEE

William J. Morgan, Chair
William S. Bristow, Jr.
Hassell H. McClellan
JoAnna L. Sohovich

60	BARNES GROUP INC. 2016 PROXY STATEMENT

AUDIT MATTERS

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees paid to PricewaterhouseCoopers LLP for 2015 and 2014 are set forth below:

Type of Fees	2015	2014
Audit Fees[1]	$2,270,505	$2,156,285
Audit-Related Fees[2]	413,165	21,516
Tax Fees[3]	1,181,737	1,104,599
All Other Fees[4]	4,000	104,168
Total Fees	$3,869,407	$3,386,568

[1]	Fees for professional services provided in connection with the integrated audit of the Company’s financial statements and internal controls over financial reporting for the respective years, and review of financial statements included in Forms 10-Q, and includes statutory audits, attest services, consents and assistance with and review of documents filed with the SEC. Fees included in these balances for 2015 related to the acquisition of the Thermoplay business, which was integrated into the Company’s Industrial segment in 2015, were $30,000.

[2]	Fees primarily for transactional and due diligence reviews and benefit plan audits. Due diligence fees included in these balances for 2015 related to the acquisition of the Thermoplay business in 2015 were $230,000.

[3]	Fees for tax compliance, tax consulting and expatriate tax services. Tax consulting and due diligence fees included in these balances related to the acquisition of the Thermoplay business in 2015 were $45,308 and $74,763, respectively.

[4]	All Other Fees in 2014 includes $102,350 related to a market research study. Also included in All Other Fees are license fees for PricewaterhouseCoopers LLP’s publication Comperio.

PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of independent registered public accounting firms that we engage. The policy applies to all external auditors, other than external auditors that have not prepared or issued, and are not reasonably expected in the foreseeable future to prepare or issue, any audit report or perform other audit, review or attestation services for the Company or any of its subsidiaries. The Audit Committee does not delegate its responsibilities to pre-approve services performed by an external auditor to management.

All services by external auditors covered by the policy must be pre-approved in accordance with the following procedures:

•	Annually, management shall present to the Audit Committee its best estimate of the particular services for audit, audit-related, tax and other non-audit services, and the estimated fees therefor, to be performed by an external auditor during the audit engagement period for the then-current fiscal year. The external auditor shall provide such back-up documentation for each such service in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and as the Audit Committee deems necessary or desirable to assess the impact of such service on the external auditor’s independence. Prior to the engagement of an external auditor for such services and except as provided by the following described procedure, the Audit Committee shall, by resolution, pre-approve each such service to a maximum amount of estimated fees therefor.

•	For any audit, audit-related, tax or other non-audit service to be obtained by the Company from an external auditor and not pre-approved in accordance with the above described procedure, the Audit Committee Chairperson is authorized to approve prior to the engagement of the external auditor for such service, any such service and expenditures therefor to a maximum of $100,000; provided, that said Chairperson has been determined to be an independent director by the Board. The Chief Financial Officer shall obtain written confirmation of any such pre-approval by the delegatee and each such pre-approval by the Chairperson shall be reported to the Audit Committee at its next meeting.

•

All audit, audit related, tax or other non-audit services to be obtained from an external auditor that are not pre-approved by the Audit Committee pursuant to the procedures described above shall be pre-approved by resolution of the Audit

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AUDIT MATTERS

Committee prior to the engagement of the external auditor for such services. Further, any engagement for tax and other non-audit services that qualify for the SEC regulations’ “de minimis” exception (i.e., they were not recognized as being non-audit services at the time of the engagement and in the aggregate do not exceed the amount specified in SEC rules) to the pre-approval requirement of the procedures described above, shall be promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its Chairperson prior to the completion of the annual audit of the Company’s consolidated financial statements.
•	The Chief Financial Officer will provide a quarterly report of external auditor services, by category, to the Audit Committee.

The policy provides that it shall be reviewed by the Audit Committee periodically and updated when required and to assure its continued suitability to the needs of the Company. The policy also sets forth services our independent registered public accounting firm is explicitly prohibited from providing under SEC regulations and the Sarbanes-Oxley Act. The policy provides that prior to the engagement of any external auditor covered by the policy, the external auditor will confirm that the services it proposes to provide are not prohibited by such law or regulations.

PROPOSAL 3 - RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2016

The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016. Although not required by the Company’s Charter or Bylaws, the Company has determined to ask stockholders to ratify this selection as a matter of good corporate practice. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting, have the opportunity to make a statement, if desired, and be available to respond to appropriate questions.

The Board recommends a vote FOR this Proposal.

OTHER MANAGEMENT PROPOSALS

PROPOSAL 4 - APPROVE THE COMPANY’S PERFORMANCE BASED BONUS PLAN FOR SELECTED EXECUTIVE OFFICERS

In February 2016, the Company’s Board of Directors adopted amendments to The Barnes Group Inc. Performance-Linked Bonus Plan for Selected Executive Officers, as amended (“PLBP”), subject to stockholder approval at the 2016 Annual meeting. The amendments provide for revised performance objectives and adjustments to be available under the PLBP.

The PLBP is being submitted to stockholders to: (a) extend the term of the PLBP for an additional five years through the date of the 2021 annual meeting and (b) approve revised performance objectives that can be used under the PLBP. Approval by the stockholders of the amendments to the PLBP will enable the Company to continue to pay compensation under the PLBP that qualifies as “performance-based” as defined in Section 162(m) of the Internal Revenue Code and therefore will not be subject to the $1,000,000 deduction limit. Section 162(m) of the Internal Revenue Code limits the deductibility by the Company of certain

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OTHER MANAGEMENT PROPOSALS

types of compensation provided to employees to $1,000,000 per individual. However, performance-based compensation that meets certain conditions is not subject to the $1,000,000 deduction limit. One of these conditions is that the performance-based plan under which the compensation will be paid must be disclosed to and approved by stockholders. The PLBP was approved by stockholders in 2001, 2006 and again in 2011, to satisfy the requirement under Section 162(m) of the Internal Revenue Code.

Stockholders are requested in this Proposal 4 to approve the amended PLBP, including the revised performance-based provisions, in substantially the form attached hereto as Annex 1. If the stockholders fail to approve this proposal, then the amended PLBP will not become effective. The description of the PLBP terms that follows is subject to and qualified by reference to the complete text of the PLBP set forth in Annex 1.

PURPOSE AND ELIGIBILITY

The purpose of the PLBP is to provide the Company’s senior executive officers with cash incentive compensation opportunities. No later than 90 days after the start of each year (or by such other deadline as may apply under the Internal Revenue Code), the

Compensation and Management Development Committee of the Company’s Board of Directors (“Compensation Committee”) will select the persons who will participate in the PLBP in such year.

ADMINISTRATION

Pursuant to the requirements under Section 162(m) of the Internal Revenue Code, the PLBP must be administered by a committee comprised solely of not less than two directors who are “outside directors” within the meaning of the Internal Revenue Code. The PLBP will be administered by the Compensation Committee. The Compensation Committee has the authority to: (i) select employees to participate in the plan; (ii) establish and administer the performance objectives and the award opportunities applicable to each participant and certify whether the goals have been attained; (iii) construe and interpret the plan and any agreement or instrument entered into under the plan; (iv) establish, amend, and waive rules and regulations for the plan’s administration; (v) and make all other determinations which may be necessary or advisable for the administration of the plan. Any determination by the Compensation Committee pursuant to the PLBP will be final, binding and conclusive.

PERFORMANCE GOALS

Under the PLBP, the performance goals for any award period may be based on any of the criteria set forth below either alone or in any combination, the consolidated Company, any consolidated group, Company subsidiary or any business unit, business segment, division, or similar collection of cost centers, profit centers, or international subsidiaries that may be recognized as such by the Compensation Committee as the Compensation Committee may determine. The Performance objective or objectives applicable to any award shall be based on a relative comparison of entity performance to the performance of a comparator group, index or other external measure, targeted levels of, targeted levels of return on, or targeted levels of growth for, including any percentage increase or decrease of such targeted level, any one or more of the following performance measures on a consolidated Company, consolidated group, subsidiary, segment, business unit or divisional level basis, as the Compensation Committee may specify: earnings per share; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net income; operating income; performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax); operating profit; gross profit; gross margin; operating margin and statistics; improvement in or attainment of expense levels; cost reduction; debt reduction; net debt reduction; revenue; working capital; net working capital; days working capital; total assets; net assets; stockholders’ equity; debt to capital; cash flow; cash conversion; free cash flow (net cash from operations less CAPEX); dividend net income; return on equity; return on capital; return on assets; return on invested capital; return on capital employed; ratio of operating earnings to capital spending; internal rate of return; liquidity measurements; leverage; financing and other capital raising transactions; cost of capital; customer satisfaction; employee satisfaction; customer growth;

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OTHER MANAGEMENT PROPOSALS

sales; net sales; gross sales; attainment of strategic or operating initiatives; operating efficiencies; productivity improvement and productivity ratios; inventory turns; comparison with various stock market indices; stock price; market share; and total stockholder return.

Any such performance criterion or combination of such criteria may apply to the participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Compensation Committee may specify. Unless the Compensation Committee determines otherwise at any time prior to payment of a participant’s award for an award period and subject to the Compensation

Committee’s right to reduce an award prior to payment, the performance goals, any of which affect any performance criterion applicable to the award, will automatically be excluded or included in determining the extent to which the performance level has been achieved, whichever will produce the higher award.

This provision is included in the PLBP because awards may qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code if the Compensation Committee has discretion to reduce an award, but not if the Compensation Committee has discretion to increase an award.

ESTABLISHMENT OF PERFORMANCE GOALS

No later than 90 days after the start of each year (or by such other deadline as may apply under the Internal Revenue Code), the Compensation Committee will establish in writing the performance goals for that year, and if the Compensation Committee determines, the Compensation Committee may establish an unfunded pool for purposes of making awards as a result of achievement of performance goals in an award period. During the same 90-day period, as applicable, the Compensation Committee will establish the method for computing the amount of compensation which each such participant will be paid if the established performance goals are attained in whole or in part and such method will be stated in terms of an objective formula or standard that precludes discretion to increase the amount that will be due upon attainment of the goals. The Compensation Committee may specify, during such period, that the performance criteria will be adjusted by any or all of the following items: unusual or infrequently occurring items, effects of discontinued operations, effects of restructuring activities, effects of accounting changes, effects of currency or exchange rate fluctuations, effects of non-operating items; effects of unusual or infrequently occurring financing activities or transactions, effects of acquisitions and acquisition expenses, and effects of divestitures and divestiture expenses. The foregoing may apply to the participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as specified by the Compensation Committee. The terms, formula and criteria specified by the Compensation Committee shall preclude discretion to increase the amount of the award that would otherwise be due upon attainment of the performance level.

AWARDS

Under the PLBP, participants receive specified payments after the close of each award period if specified target performance objectives are attained during the award period. The Compensation Committee determines the percentage of salary, or the percentage of a performance award pool, if applicable, that will be earned at a given level of performance, and also determines the level of performance that must be achieved. Performance at less than the target level of performance may result in a lesser percentage of salary, or of the bonus pool, if applicable, than the target being earned, and performance in excess of the target performance objective may result in a higher percentage of salary than target being earned. Under no circumstances may the award for a Participant’s service in any year exceed $7,000,000. Payment of any award is contingent upon the Compensation Committee’s certifying in writing that the performance level applicable to such award was in fact satisfied. Unless and until the Compensation Committee so certifies, no award is paid. The Compensation Committee may not increase the amount of an award upon satisfaction of the performance level.

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OTHER MANAGEMENT PROPOSALS

PAYMENT OF AWARDS

Generally, a person must be employed by the Company or one of its subsidiaries on the date of payment of an award in order to be eligible to receive an award. However, participants who retire, die or become permanently disabled before awards are paid for that award period will receive a prorated portion of an award based on the number of days employed during the award period until the date of such retirement, death or permanent disability. If a participant is involuntarily terminated by the Company without cause on or after November 1 of an award period, the participant will receive a pro rata portion of the award based on the number of days worked during the award period through the date of such involuntary termination.

Prior to payment of a participant’s award for an award period, each of the following items automatically shall be included or excluded, in whatever combination shall produce the highest award, to the extent that any of such items affect any performance criterion applicable to the award (including but not limited to the criterion of earnings per share): unusual or infrequently occurring items, effects of discontinued operations, effects of restructuring activities, effects of accounting changes, effects of currency or exchange rate fluctuations, effects of non-operating items; effects of unusual or infrequently occurring financing activities or transactions, effects of acquisitions and acquisition expenses, and effects of divestitures and divestiture expenses. In no event may the Compensation Committee increase the amount of an award upon satisfaction of the performance level. Awards will be paid in cash (unless the Compensation Committee determines otherwise) within 2 1⁄2 months following the end of the award period.

AMENDMENT

The Compensation Committee may amend or terminate the PLBP without stockholder approval at any time. Certain amendments may require re-approval of the plan by stockholders for the performance-based compensation to continue to qualify for deductibility by the Company, as specified by the Internal Revenue Code.

FEDERAL INCOME TAX CONSEQUENCES

The following provides only a general description of the application of federal income tax laws to awards under the PLBP. This discussion is intended for the information of stockholders considering how to vote at the 2016 Annual Meeting and not as tax guidance to participants in the PLBP, as the consequences may vary among the participants. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

As a general rule, a participant will not receive taxable income on the date of the award. A participant will generally recognize ordinary income upon payment of the award. Assuming, as expected, that compensation paid under the PLBP is “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code, the Company will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the participant. While it is intended that the incentive awards will not be subject to Section 409A of the Internal Revenue Code, an eligible employee’s award may be subject to a 20% excise tax in addition to ordinary income tax inclusion at the time the award becomes vested, plus interest, if the award constitutes “deferred compensation” under Section 409A of the Internal Revenue Code and the requirements of Section 409A of the Internal Revenue Code are not satisfied. The Company may deduct from an eligible employee’s award any and all federal, state and local taxes or other amounts required by law to be withheld.

NEW PLAN BENEFITS

Awards under the PLBP are discretionary, so it is currently not possible to predict the amount of awards that will be granted or who will receive awards under the PLBP after the 2016 Annual Meeting.

The Board recommends a vote FOR the approval of the Performance-Linked Bonus Plan for Selected Executive Officers.

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OTHER MANAGEMENT PROPOSALS

PROPOSAL 5 - AMEND THE COMPANY’S BYLAWS TO REPLACE PLURALITY VOTING WITH MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS

The Board is proposing, for approval by stockholders, an amendment to the Company’s Bylaws to remove the requirement that directors in an uncontested election be elected by a plurality vote. The amendment consists of revising Article II, Section 3 of the Bylaws. If approved, the amendment will become effective upon the filing of a certificate of amendment with the Secretary of State (which is expected to occur promptly following the Annual Meeting).

Governance is a continuing focus at the Company. As described in our Proxy Statement for the 2013 Annual Meeting of Stockholders, we amended our Corporate Governance Guidelines in 2012 to include a majority voting policy under which any director candidate who receives more “withhold” than “for” votes in an uncontested election must tender to the Board, for its consideration, an offer to resign. Under that policy, the Board then would decide, through a process managed by the Corporate Governance Committee and excluding the director in question, whether to accept the resignation. If the resignation is accepted, then the Board may fill the resulting vacancy or decrease the number of directors comprising the Board in accordance with the applicable provisions of the Company’s Bylaws. If the resignation is not accepted, the Director will continue to serve until the annual meeting of stockholders at which he or she is subject to election and until his or her successor is elected and qualified.

Under this current plurality voting policy, director candidates in uncontested elections who receive the greatest number of votes cast in their favor at a stockholder meeting are elected to the Board, up to the maximum number of directorships to be filled at that meeting. As a result, under this plurality voting policy in an uncontested election, it is possible that a director candidate might be elected or reelected to the Board so long as a single vote is cast in favor of his or her election, regardless of the number of shareholders who might not be satisfied with his or her qualifications or performance.

Over the past several years, many companies have eliminated plurality voting in uncontested elections and adopted “majority voting” bylaws or standards that provide stockholders with more influence over the outcome of uncontested director elections. To further strengthen the Company’s approach to governance, and after careful consideration of this issue, the Board believes it is in the best interests of the Company and its stockholders to amend the Company’s Bylaws to provide for majority voting in uncontested director elections.

If this amendment is approved at the annual meeting, an affirmative majority of the total number of votes cast in director elections will be required for election of Directors beginning in 2017. Stockholders will also be entitled to abstain with respect to the election of a director. Abstentions will have no effect in determining whether the required affirmative majority vote has been obtained.

As a result of this proposal, no changes will be made to the current voting policy in the case of contested director elections and, as such, plurality voting will remain in place for such elections in that context.

TEXT OF THE VOTING AMENDMENT

Article II, Section 3 of the Bylaws contains the provisions that will be affected if the majority voting amendment is approved by stockholders. The text of Article II, Section 3 of the Bylaws, would be amended by this amendment, as follows:

“SECTION 3. Election of Directors.

At each meeting of the stockholders for the election of directors, the vote required for the election of a director by the stockholders shall, except in a contested election, be the affirmative vote of a majority of all votes cast at such election of a nominee. In a contested election, directors shall be elected by a plurality of all votes cast at a meeting of stockholders. An election shall be considered contested if, as of the record date, there are more nominees for election than positions on the Board of Directors to be filled by election at the meeting.”

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OTHER MANAGEMENT PROPOSALS

REQUIRED VOTE

For this majority voting amendment to be approved by stockholders, this proposal must receive the affirmative vote of a majority of the outstanding shares of Common Stock. If the voting amendment is approved, the Board will take the necessary steps to amend the Company’s Bylaws as described above and the

Company’s Corporate Governance Guidelines. If the majority voting amendment does not receive this level of stockholder approval, the majority voting amendment will not be implemented and the Company’s current voting requirements will remain in place.

The Board recommends a vote FOR this Proposal.

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SHAREHOLDER PROPOSAL

PROPOSAL 6 - SHAREHOLDER PROPOSAL

We have been advised by Jonathan Kalodimos, PhD, 725 NW 29th Street, Corvallis, Oregon 97330, that he intends to present the following shareholder proposal at the Annual Meeting. We are not responsible for the accuracy or content of the proposal and supporting statement, presented below, as received from the proponent. Our reasons for opposing the proposal are also presented below.

PROPOSAL

“Resolved: Shareholders of Barnes Group Inc. ask the board of directors to adopt and issue a general payout policy that gives preference to share repurchases (relative to cash dividends) as a method to return capital to shareholders. If a general payout policy currently exists, we ask that it be amended appropriately.

Supporting statement: Share repurchases as a method to return capital to shareholders have distinct advantages relative to dividends. Share repurchases should be preferred for the following reasons:

1)	Financial flexibility. Four professors from Duke University and Cornell University studied executives’ decisions to pay dividends or make repurchases by surveying hundreds of executives of public companies. They found that “maintaining the dividend level is on par with investment decisions, while repurchases are made out of the residual cash flow after investment spending.”[1] Further, in follow up interviews as part of the study, executives “state[d] that they would pass up some positive net present value (NPV) investment projects before cutting dividends.” The creation of long-term value is of paramount importance; 1 believe that repurchases have the distinct advantage that they do not create an incentive to forgo long-term value enhancing projects in order to preserve a historic dividend level.

2)	Tax efficiency. Share repurchases have been described in the Wall Street Journal[2] as “akin to dividends, but without the tax bite for shareholders.” The distribution of a dividend may automatically trigger a tax liability for some shareholders. The repurchase of shares does not necessarily trigger that automatic tax liability and therefore gives a shareholder the flexibility to choose when the tax liability is incurred. Shareholders who desire cash flow can choose to sell shares and pay taxes as appropriate. (This proposal does not constitute tax advice.)

Market acceptance. Some may believe that slowing the growth rate or reducing the level of dividends would result in a negative stock market reaction. However, a study published in the Journal of Finance finds that the market response to cutting dividends by companies that were also share repurchasers was not statistically distinguishable from zero.3 I believe this study provides evidence that there is market acceptance that repurchases are valid substitutes for dividends.

Some may worry that share repurchases could be used to prop up metrics that factor into the compensation of executives. I believe that any such concern should not interfere with the choice of optimal payout mechanism because compensation packages can be designed such that metrics are adjusted to account for share repurchases.

In summary, I strongly believe that adopting a general payout policy that gives preference to share repurchases would enhance long-term value creation. I urge shareholders to vote FOR this proposal.”

[1]	http://www.sciencedirect.com/science/articie/pii/S0304405X05000528
[2]	http://www.wsj.com/articIes/companies-stock-buybacks-help-buoy-the-market-1410823441
[3]	http://www.afajof.org/details/joumalArticle/289^ n-Hypothesis.html

68	BARNES GROUP INC. 2016 PROXY STATEMENT

SHAREHOLDER PROPOSAL

STATEMENT BY THE BOARD AGAINST THE PROPOSAL

The Board unanimously recommends a vote AGAINST adoption of the above Proposal for the following reasons:

1.	If adopted, the Proposal would would undermine the Board and management’s ability to exercise their business judgment in a manner that they reasonably believe is in the Company’s best interests.

A determination of the manner and amount of capital to return to stockholders is inherently fact-specific and rooted in the day-to-day business of the Company. These determinations are based on careful consideration of constantly evolving economic, market, legal and industry factors, together with investment opportunities available to the Company. The Board and management devote significant time and resources to carefully review the projected benefits and risks of various courses of action in consultation with their expert advisors. The Board believes that a fixed general payout policy would impair the Company’s ability to respond to those factors to the potential detriment of the Company and its stockholders.

The Proposal cites to studies and a newspaper article to support the assertion that stock repurchases are more advantageous than dividends. While stock repurchases benefit certain investor goals, particularly those of short-term investors, the Company and others do not take such a categorical view. Dividends are an important method to return capital to stockholders given the various benefits of dividends, including stockholder confidence in future cash flows, maintaining a long term investor base, empowering stockholders to decide how to use their cash returns and decreasing share price volatility.

A balanced approach to the return of capital recognizes that dividends and stock repurchases each have merit and the Board and management are in the best position to evaluate each in the context and circumstances of the Company at the time. The Proposal would strip away that reasonable discretion and substitute a fixed policy of blind preference for stock repurchases.

2.	Without a policy, the Company returned more cash directly to stockholders through stock repurchases than dividends over the past 6 years.

The Board and Company management maintain a disciplined approach to capital allocation, including whether to pay dividends and/or repurchase stock and in what amounts. From 2010-2015, the Company returned approximately $210 million of its available cash directly to stockholders through stock repurchases and $131 million through dividends. Accordingly, the Company has demonstrated that it will prefer stock repurchases over dividends when warranted without the need to hamstring Board and management discretion with a fixed policy.

The Company continues to pay a competitive dividend and will repurchase shares opportunistically, depending on balance sheet availability, acquisition pipeline and timing, other capital needs and the stock market, among other considerations. As of December 31, 2015, the Company had approximately $1.1 million shares available for repurchase under then current Board authorizations.

While the Board and Company management oppose this Proposal for a fixed general payout policy, we are fully committed to returning cash to stockholders by utilizing available methods in a manner that most effectively creates and sustains short and long term stockholder returns.

The Board recommends a vote AGAINST this Proposal.

BARNES GROUP INC. 2016 PROXY STATEMENT	69

VOTING INFORMATION

WHO CAN VOTE

Only stockholders of record at the close of business on March 9, 2016 will be entitled to vote at the 2016 Annual Meeting. As of March 9, 2016, the Company

had 53,679,842 outstanding shares of common stock, par value $.01 per share (Common Stock), each of which is entitled to one vote.

VOTING YOUR SHARES

You can vote your shares either by proxy or in person at the 2016 Annual Meeting. If you choose to vote by proxy, you can do so in one of four ways:

If you vote by internet or telephone, you should not return your proxy card.

If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.

REVOCATION OF PROXY

A stockholder who executes and delivers a proxy may revoke it at any time before it is exercised by voting in person at the 2016 Annual Meeting, by delivering a subsequent proxy, by notifying the inspectors of the election in person or in writing or, if previous instructions were given through the internet or by telephone, by providing new instructions by the same means.

QUORUM

For the business of the 2016 Annual Meeting to be conducted, a minimum number of shares constituting a quorum must be present. The holders of a majority of the outstanding shares of Common Stock entitled to vote at the 2016 Annual Meeting must be present in person or represented by proxy at the 2016 Annual Meeting to have a quorum. Shares represented at the meeting by proxies including abstentions and broker non-votes are treated as present at the meeting for purposes of determining a quorum.

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VOTING INFORMATION

VOTING STANDARDS AND BOARD RECOMMENDATIONS

Voting Item	Voting Standard	Board Recommendation
1 Election of directors	Plurality of votes cast. Proxies may not be voted for more than the number of nominees named by the Board	For

2 Advisory vote to approve the Company’s executive compensation	Affirmative vote of a majority of shares of Common Stock represented in person or by proxy and entitled to vote on the matter	For

3 Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2016	Affirmative vote of a majority of shares of Common Stock represented in person or by proxy and entitled to vote on the matter	For

4 Approve the Company’s Performance Based Bonus Plan for Selected Executive Officers	Affirmative vote of a majority of shares of Common Stock represented in person or by proxy and entitled to vote on the matter	For

5 Amend the Company’s Bylaws to replace plurality voting with majority voting in uncontested director elections	Affirmative vote of a majority of shares of Common Stock represented in person or by proxy and entitled to vote on the matter	For

6 Shareholder proposal as described in this proxy statement, if properly presented at the Annual Meeting	Affirmative vote of a majority of shares of Common Stock represented in person or by proxy and entitled to vote on the matter	Against

BROKER NON-VOTES

A broker non-vote occurs when a stockholder who holds his or her shares through a bank or brokerage firm does not instruct that bank or brokerage firm how to vote the shares and, as a result, the broker is prevented from voting the shares held in the stockholder’s account on certain proposals. Under applicable NYSE rules, if you hold your shares through a bank or brokerage firm and your broker delivers the

Notice of Internet Availability or the printed proxy materials to you, the broker has discretion to vote on “routine” matters only. Of the matters to be voted on as described in this proxy statement, only the ratification of the selection of our independent registered public accounting firm is considered “routine” and therefore eligible to be voted on by your bank or brokerage firm without instructions from you.

EFFECT OF BROKER NON-VOTES AND ABSTENTIONS

Abstentions and broker non-votes will not have an effect on the outcome of Proposal 1 (election of directors). In voting on Proposal 2 (executive compensation), Proposal 3 (independent auditor), Proposal 4 (performance based bonus plan), Proposal 5

(majority voting) and Proposal 6 (shareholder proposal), abstentions will have the effect of votes against the proposals and broker non-votes will not have an effect on the outcome of the vote.

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VOTING INFORMATION

PARTICIPANTS IN THE BARNES GROUP INC. RETIREMENT SAVINGS PLAN

You must provide the trustee of the Barnes Group Inc. Retirement Savings Plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail, or submitting them by telephone or electronically, using the internet. You cannot vote your shares in person at the 2016 Annual Meeting; the trustee is the only one who can vote your shares. The trustee will vote your shares as you have instructed. Except as otherwise required by law, if the trustee does not receive your instructions, the trustee will vote your shares in the same proportion on each issue as it votes those shares for which it has received voting instructions. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m. Eastern Daylight Time (EDT) on May 3, 2016.

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DOCUMENT REQUEST INFORMATION

E-PROXY PROCESS

According to the rules of the Securities and Exchange Commission (the SEC), instead of mailing a printed copy of our proxy materials to each stockholder of record or beneficial owner, we are furnishing our proxy materials (proxy statement for the 2016 Annual Meeting, the proxy card and the 2015 Annual Report to Stockholders) by providing access to these materials on the internet.

A Notice of Meeting and Internet Availability of Proxy Materials will be mailed to stockholders on or about March 23, 2016. We are providing this notice in lieu of mailing the printed proxy materials and instructing stockholders as to how they may: (1) access and review the proxy materials on the internet; (2) submit their proxy; and (3) receive printed proxy materials.

Stockholders may request to receive printed proxy materials by mail or electronically by e-mail on an ongoing basis at no charge by following the instructions in the notice. A request to receive proxy materials in printed form by mail or by e-mail will remain in effect until such time as the submitting stockholder elects to terminate it.

STOCKHOLDERS REQUESTING COPIES OF 2015 ANNUAL REPORT

Stockholders may request and we will promptly mail without charge a copy of the 2015 Annual Report by writing to: Manager, Stockholder Relations &

Corporate Governance Services, Barnes Group Inc., 123 Main Street, Bristol, Connecticut 06010.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement and the 2015 Annual Report may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement or annual report for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee.

Upon written or oral request to Manager, Stockholder Relations & Corporate Governance Services, Barnes

Group Inc., 123 Main Street, Bristol, Connecticut 06010, or via telephone to the Investor Relations department at (800) 877-8803, we will promptly provide separate copies of the 2015 Annual Report and/or this proxy statement. Stockholders sharing an address who are receiving multiple copies of this proxy statement and/or the 2015 Annual Report and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

BARNES GROUP INC. 2016 PROXY STATEMENT	73

DOCUMENT REQUEST INFORMATION

OTHER MATTERS

The Board does not know of any matters to be presented for consideration at the meeting other than the matters described in Proposals 1, 2, 3, 4, 5 and 6 of the Notice of 2016 Annual Meeting. However, if other matters are presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment. All shares represented by the accompanying proxy, if the proxy is given before the meeting, will be voted in the manner specified therein.

74	BARNES GROUP INC. 2016 PROXY STATEMENT

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

A proposal for action to be presented by any stockholder at the 2017 Annual Meeting of Stockholders will be acted upon only:

•	If the proposal is to be included in the proxy statement and form of proxy, the proposal is received at the Company’s Office of the Secretary at the address below on or before November 24, 2016; or

•	If the proposal is not to be included in the proxy statement, or to nominate candidates for election as directors, it must be in accordance with our Bylaws, which provide that they may be made only by a stockholder of record as of the date such notice is given and as of the date for determination of stockholders entitled to vote at such meeting, who shall have given notice of the proposed business or nomination which is received by us between January 6, 2017 and February 5, 2017. The notice must contain, among other things, the name and address of the stockholder, a brief description of the business desired to be brought before the 2017 Annual Meeting, the reasons for conducting the business at the 2017 Annual Meeting, and the stockholder’s ownership of the Company’s capital stock. The requirements for the notice are set forth in the Bylaws, which are available on the Company’s website, www.BGInc.com. Stockholders may also obtain a copy by writing to the Company at:

Manager, Stockholder Relations & Corporate Governance Services
Barnes Group Inc.
123 Main Street
Bristol, Connecticut 06010

March 22, 2016

BARNES GROUP INC. 2016 PROXY STATEMENT	75

ANNEX 1

BARNES GROUP INC.

PERFORMANCE-LINKED BONUS PLAN

For Selected Executive Officers

(as amended on February 9, 2016, effective with respect to awards for 2017 and subsequent years)

SECTION 1. PURPOSE

The Performance-Linked Bonus Plan For Selected Executive Officers (the “Plan”) is designed to provide cash incentive compensation opportunities to key executives that contribute to the success of Barnes Group Inc. (the “Company”) and its subsidiaries. All employees (a) who are executive officers of the Company, (b) whose incentive compensation for any taxable year(s) of the Company commencing on or after January 1, 2001 that the Committee (as hereafter defined) anticipates may not be deductible by the Company in whole or in part but for compliance with Section 162(m)(4)(C) of the Internal Revenue Code of 1986 as amended (the “Code”), and (c) who are selected to participate in the Plan, including members of the Board of Directors of the Company who are such employees, are eligible to participate in the Plan.

SECTION 2. ADMINISTRATION

The Plan shall be administered by the Compensation and Management Development Committee of the Board of Directors of the Company, or its successor (the “Committee”). The Committee shall consist of not less than two directors who are not employees of the Company or any subsidiary of the Company and shall be comprised solely of directors who are “outside directors” within the meaning of Section 162(m)(4)(C)(i) of the Code. The Committee shall have authority, subject to the provisions of the Plan, to: select employees to participate in the Plan; establish and administer the Performance (as hereafter defined) objectives and the Award (as hereafter defined) opportunities applicable to each participant and certify whether the goals have been attained; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, and waive rules and regulations for the Plan’s administration; and make all other determinations which may be necessary or advisable for the administration of the Plan. Any determination by the Committee pursuant to the Plan shall be final, binding and conclusive on all employees and participants and anyone claiming under or through any of them. Amounts paid or projected to be paid under the Plan are referred to herein as “Awards.”

SECTION 3. DEFINITIONS

3.1	“Award Period” shall mean the period of time within which Performance is measured for the purpose of determining whether an Award has been earned.

3.2	“CEO” shall mean the President and Chief Executive Officer of the Company.

3.3	“Covered Employee” shall have the meaning set forth in Section 162(m) of the Code.

3.4	“Group” shall mean the consolidated Company, any consolidated group, Company subsidiary or any business unit, business segment, division, or similar collection of cost centers, profit centers, or international subsidiaries that may be recognized as such by the Committee.

3.5	“Individual Target” shall mean a percentage of salary for each individual participating in the Plan, or a percentage of the Performance Award Pool, as applicable. The Committee will establish the Individual Target for each participant no later than the earlier of (a) 90 days after the start of the Award Period or (b) a date on which no more than one fourth of the Award Period has elapsed.

3.6	“Maximum” shall mean a Performance level at or above which the amount paid or projected to be paid for an Award Period is equal to such maximum percentage of the Individual Targets as may be established by the Committee for each participant no later than the earlier of (a) 90 days after the start of the Award Period or (b) a date on which no more than one fourth of the Award Period has elapsed.

BARNES GROUP INC. 2016 PROXY STATEMENT	1

ANNEX 1

3.7	“Performance” shall mean the performance objectives established by the Committee in advance, in writing, in terms of an objective formula or standard, with respect to a Group for an Award Period, for the purpose of determining whether, and to what extent, an Award has been earned by the Group for such Award Period. The Performance objective or objectives applicable to any Award shall be based on a relative comparison of entity performance to the performance of a comparator group, index or other external measure, targeted levels of, targeted levels of return on, or targeted levels of growth for, including any percentage increase or decrease of such targeted level, any one or more of the following performance measures on a consolidated Company, consolidated group, subsidiary, segment, business unit or divisional level basis, as the Committee may specify: earnings per share; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net income; operating income; performance profit (operating income minus an allocated charge approximating the Company’s cost of capital, before or after tax); operating profit; gross profit; gross margin; operating margin and statistics; improvement in or attainment of expense levels; cost reduction; debt reduction; net debt reduction; revenue; working capital; net working capital; days working capital; total assets; net assets; stockholders’ equity; debt to capital; cash flow; cash conversion; free cash flow (net cash from operations less CAPEX); dividend net income; return on equity; return on capital; return on assets; return on invested capital; return on capital employed; ratio of operating earnings to capital spending; internal rate of return; liquidity measurements; leverage; financing and other capital raising transactions; cost of capital; customer satisfaction; employee satisfaction; customer growth; sales; net sales; gross sales; attainment of strategic or operating initiatives; operating efficiencies; productivity improvement and productivity ratios; inventory turns; comparison with various stock market indices; stock price; market share; and total stockholder return.

3.8	“Performance Award Pool” shall mean an unfunded pool that may be established by the Committee, for purposes of making Awards as a result of Performance in an Award Period, in accordance with Section 5. If the Committee chooses to establish a Performance Award Pool for any Award Period, the Committee will establish the Performance Award Pool for such Award Period no later than the earlier of (a) 90 days after the start of the Award Period or (b) a date on which no more than one fourth of the Award Period has elapsed.

3.9	“Target” shall mean a Performance level above the Threshold and below the Maximum at which the amount paid or projected to be paid for an Award Period is equal to 100% of the Individual Targets for the members of the corresponding Group.

3.10	“Threshold” shall mean a Performance level at or above which an Award is earned for an Award Period. For Threshold Performance, the amount paid or projected to be paid for an Award Period is equal to such minimum percentage of the Individual Targets as may be established by the Committee no later than the earlier of (a) 90 days after the start of the Award Period or (b) a date on which no more than one fourth of the Award Period has elapsed.

SECTION 4. GROUP PERFORMANCE LEVELS

4.1	The Committee shall establish the Performance criteria for each Award Period. The Performance criteria shall be determined in accordance with generally accepted accounting principles, except to the extent the Committee directs otherwise, and shall be designated within the period ending on the earlier of (a) 90 days after the start of the Award Period or (b) a date on which no more than one fourth of the Award Period has elapsed. The Committee may specify, during such period, that the Performance criteria will be adjusted by any or all of the following items: unusual or infrequently occurring items, effects of discontinued operations, effects of restructuring activities, effects of accounting changes, effects of currency or exchange rate fluctuations, effects of non-operating items; effects of unusual or infrequently occurring financing activities or transactions, effects of acquisitions and acquisition expenses, and effects of divestitures and divestiture expenses. With respect to the foregoing, any such Performance criterion or combination of such criteria may apply to the participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify. The terms, formula and Performance criteria specified by the Committee shall preclude discretion to increase the amount of the Award that would otherwise be due upon attainment of the Performance level.

4.2

Whether or not specified by the Committee pursuant to Section 4.1, and subject to the Committee’s exercise of negative discretion pursuant to Section 7.1, prior to payment of a participant’s Award for an Award Period,

2	BARNES GROUP INC. 2016 PROXY STATEMENT

ANNEX 1

any item subject to specification by the Committee pursuant to Section 4.1 shall be included or excluded, in whatever manner that individually or collectively produces the highest Award, to the extent that any of such items affect any Performance criterion applicable to the Award (including but not limited to the criterion of earnings per share).

4.3	If an Award Period is a calendar year, prior to March 31, the Committee shall establish the Threshold, Target and Maximum for each Group, and the method for computing the Award for each participant in the Group for such year if the Threshold, Target or Maximum is attained. If an Award Period is not a calendar year, then the Committee shall establish in writing no later than the earlier of (a) 90 days after the start of the Award Period or (b) a date on which no more than one fourth of the Award Period has elapsed, the Threshold, Target and Maximum for each Group and the method for computing the Award for each participant in the Group for such Award Period if the Threshold, Target or Maximum is attained. The Committee may also designate one or more intermediate levels of Performance between the Threshold and the Target, and the Target and the Maximum, for a Group, and the percentage of the corresponding Individual Targets that will be available for payment as an Award if Performance equals such intermediate level.

SECTION 5. PERFORMANCE AWARD POOL

The actual amount of such Performance Award Pool shall be based upon the achievement of a Performance objective or objectives during the applicable Award Period. The Committee may specify the amount of the Performance Award Pool as a percentage of any such Performance objectives, a percentage thereof in excess of the Threshold, or another amount which need not bear a strictly mathematical relationship to such Performance objective. The portion of the Performance Award Pool actually awarded as a result of Performance in an Award Period need not be 100% of the Performance Award Pool and shall be subject to the Committee’s right to exercise negative discretion pursuant to Section 7.1.

SECTION 6. PARTICIPANTS

If an Award Period is a calendar year, prior to March 31, the Committee shall designate the eligible participants and the respective Groups in which they shall participate. The CEO shall participate in the Executive Office Group for each Award Period. If an Award Period is not a calendar year, then the Committee shall designate the eligible participants, and the respective Groups, no later than the earlier of (a) 90 days after the start of the Award Period or (b) a date on which no more than one fourth of the Award Period has elapsed. Except for (i) participants in the Plan during an Award Period who retire, die or become permanently disabled, in any case, before Awards are paid for that Award Period pursuant to Section 9, whose Awards for that Award Period shall be prorated to the date of such retirement, death or permanent disability if it occurs before the last day of that Award Period, and (ii) participants in the Plan during an Award Period whose employment is involuntarily terminated by the Company other than for cause (as determined by the Committee) on or after November 1 of that Award Period and before Awards are paid for that Award Period pursuant to Section 9, whose Awards for that Award Period shall be prorated to the date of such termination if such termination occurs before the last day of that Award Period, a person must be employed by the Company or one of its subsidiaries on the date of payment of an Award in order to be eligible to receive an Award. For the avoidance of doubt, a participant’s Award for any Award Period, including but not limited to an Award that is to be prorated pursuant to the preceding sentence, (A) shall be determined in accordance with the objective formula or standard that was established by the Committee for the participant’s Group for that Award Period in accordance with the Plan, based on the level of Performance attained in that Award Period, and (B) shall be subject to any exercise of “negative discretion” by the Committee, within the meaning of Treasury Regulation Section 1.162-27(e)(2)(iii)(A), and (C) shall be paid at the time and subject to the conditions specified in Section 9.

SECTION 7. AWARDS

7.1	After the end of the Award Period and based on the final Performance of each Group, the Committee shall determine the Award for each participant, based in all instances on the participant’s Individual Target and the Performance level achieved. No provision of the Plan shall preclude the Committee from exercising negative discretion with respect to any Award hereunder, within the meaning of Treasury Regulation Section 1.162-27(e)(2)(iii)(A).

BARNES GROUP INC. 2016 PROXY STATEMENT	3

ANNEX 1

7.2	Subject to Section 8, the Committee shall have the authority to refrain from making an Award to any participant.

SECTION 8. LIMITATIONS

Notwithstanding anything in the Plan to the contrary, no Award in excess of the calculated Award shall be made to any Covered Employee under any circumstances.

Awards at Target shall be greater than Awards at Threshold and less than Awards at Maximum.

Regulations under Section 162(m) of the Code require that a maximum individual Award be established for any Awards to Covered Employees that are intended to qualify as performance-based compensation. For purposes of qualifying Awards as performance-based compensation under such regulations, notwithstanding anything in the Plan to the contrary, no Award in excess of $7 million shall be paid to any Covered Employee for services rendered in any calendar year.

SECTION 9. PAYMENT OF AWARDS

Payment of any Award shall be contingent upon approval by the stockholders of the Company, prior to payment, of the material terms under which the Award is to be paid, in accordance with Section 162(m)(4)(C)(ii) of the Code and the related Treasury regulations. Unless and until such stockholder approval is obtained, no Award shall be paid.

Payment of any Award shall also be contingent upon the Committee’s certifying in writing that the Performance level, the applicable Performance objectives related to the funding of the Performance Award Pool (if applicable), and any other material terms applicable to such Award were in fact satisfied, in accordance with Section 162(m)(4)(C)(iii) of the Code and the related Treasury regulations. Unless the Committee so certifies, such

Award shall not be paid.

Awards shall be paid within the 2 1⁄2 months that immediately follow the expiration of the Award Period (i.e., in the case of an Award Period that is a calendar year, on or after January 1 and on or before March 15 of the following calendar year). Awards shall be paid in cash unless otherwise decided by the Committee.

SECTION 10. GENERAL

10.1	The interpretation of the Plan by the Committee and its decisions on all questions arising under the Plan shall be conclusive and binding on all Plan participants.

10.2	The Plan may be amended at any time, including retroactively, by the Committee.

10.3	The Plan supersedes all prior incentive plans, including without limitation the Management Incentive Compensation Plan, for all participants, effective as of January 1, 2001 for the Award Period of calendar year 2001 and Award Periods thereafter.

10.4	Any provision of the Plan to the contrary notwithstanding, (a) Awards to Covered Employees under the Plan are intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, and (b) any provision of the Plan that would prevent an Award to any Covered Employee from so qualifying shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall, to that extent, be disregarded. No provision of the Plan, nor the selection of any eligible employee to participate in the Plan, shall constitute an employment agreement or affect the duration of any participant’s employment, which shall remain “employment at will” unless an employment agreement between the Company and the participant provides otherwise. Both the participant and the Company shall remain free to terminate employment at any time to the same extent as if the Plan had not been adopted.

10.5	All Awards are intended to qualify as short-term deferrals under Treasury Regulation Section 1.409A-1(b) (4). The Plan shall be administered, interpreted and construed to carry out that intention, and any provision of the Plan that cannot be so administered, interpreted and construed shall to that extent be disregarded. However, the Company does not represent, warrant or guarantee that any Award will qualify as a short-term deferral, nor does the Company make any other representation, warranty or guaranty to any participant as to the tax consequences of any Award or of participation in the Plan.

4	BARNES GROUP INC. 2016 PROXY STATEMENT

Barnes Group Inc.

123 Main Street

Bristol, Connecticut 06010 U.S.A.

BGI INVESTOR RELATIONS

SCAN TO VIEW MATERIALS & VOTE	▶

123 MAIN STREET BRISTOL, CT 06010

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day prior to the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day prior to the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E01098-Z67242-P73989	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BARNES GROUP INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all of the following director nominees:
Vote on Directors		☐	☐	☐
1.	Election of Directors:
Nominees
	01) Thomas O. Barnes	06) Francis J. Kramer
	02) Elijah K. Barnes	07) Mylle H. Mangum
	03) Gary G. Benanav	08) Hassell H. McClellan
	04) Patrick J. Dempsey	09) William J. Morgan
	05) Thomas J. Hook	10) JoAnna L. Sohovich
Vote on Proposals						For	Against	Abstain
The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5 and AGAINST proposal 6:
2.	Advisory vote to approve the Company’s executive compensation.					☐	☐	☐

3.	Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2016.					☐	☐	☐

4.	Approve the Company’s Performance Based Bonus Plan for Selected Executive Officers.					☐	☐	☐

5.	Amend the Company’s Bylaws to replace plurality voting with majority voting in uncontested director elections.					☐	☐	☐

6.	Shareholder proposal as described in this proxy statement, if properly presented at the meeting.					☐	☐	☐
NOTE: To conduct such other business that may properly come before the meeting or any adjournment thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.					☐
Please indicate if you plan to attend this meeting.			☐	☐
			Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and 2015 Annual Report are available at www.proxyvote.com.

E01099-Z67242-P73989

BARNES GROUP INC.

Annual Meeting of Stockholders

May 6, 2016 11:00 AM

This proxy is solicited by the Board of Directors

The stockholders hereby appoint(s) Thomas O. Barnes and Patrick J. Dempsey, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BARNES GROUP INC. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, Eastern Daylight Time (EDT) on May 6, 2016, at the DoubleTree By Hilton in Bristol, CT 06010, and any adjournment or postponement thereof. The shares represented by this proxy will be voted as directed by the undersigned stockholder(s). If no direction is given when this proxy is returned, such shares will be voted “FOR” all of the director nominees listed in proposal 1, “FOR” proposals 2, 3, 4 and 5, and “AGAINST” proposal 6. In their discretion, the proxies are authorized to vote upon any other matter that may properly come before the meeting. This card also provides confidential voting instructions to the Trustee for shares held in the Barnes Group Inc. Retirement Savings Plan. If you are a participant and have shares of Barnes Group Inc. common stock allocated to the account under this plan, please read the following as to the voting of such shares: if you do not provide voting instructions to the Trustee by 11:59 PM EDT on May 3, 2016, your shares will be voted in the same manner and proportion as shares for which instructions are timely received from other plan participants.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side